Exhibit 10.1

(Multicurrency -- Cross Border)

                                     ISDA(R)


                  International Swap Dealers Association, Inc.



                                MASTER AGREEMENT


                          dated as of 19 January, 2005
                                     -----------------



Northern Rock PLC                          Granite Finance Funding 2 Limited
("Party A")                                ("Party B")
...............................and ..............................................


have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows: --

1.    Interpretation

(a) Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.    Obligations

(a)   General Conditions.

      (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

      (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

      (iii) Each obligation of each party under Section 2(a)(i) is subject to
      (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing,
      (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and
      (3) each other applicable condition precedent specified in this Agreement.


       Copyright (C) 1992 by International Swap Dealers Association, Inc.

(b) Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c)   Netting. If on any date amounts would otherwise be payable:

      (i)   in the same currency; and

      (ii)  in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d)   Deduction or Withholding for Tax.

      (i) Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:

            (1) promptly notify the other party ("Y") of such requirement;

            (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

            (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

            (4) if such Tax is an lndemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:

                  (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

                  (B) the failure of a representation made by Y pursuant to
                  Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

                                                                   ISDA(R) 1992

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      (ii)  Liability. If: --

            (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

            (2) X does not so deduct or withhold; and

            (3) a liability resulting from such Tax is assessed directly against X,

      then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.    Representations

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:

(a)   Basic Representations.

      (i) Status. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

      (ii) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

      (iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

      (iv) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

      (v) Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

                                                                   ISDA(R) 1992

(b) Absence of Certain Events. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.    Agreements

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:

(a) Furnish Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:

      (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

      (ii) any other documents specified in the Schedule or any Confirmation;
      and

      (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) Maintain Authorisations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated,

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

organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.    Events of Default and Termination Events

(a) Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:

      (i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

      (ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

      (iii) Credit Support Default.

            (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

            (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

            (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

      (iv) Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

      (v) Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party
      (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

      (vi) Cross Default. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however

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      described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

      (vii) Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party: --

            (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors;
            (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets;
            (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

      (viii) Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer: --

            (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

            (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event

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Upon Merger if the event is specified pursuant to (iv) below or an Additional
Termination Event if the event is specified pursuant to (v) below:

      (i) Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party): --

            (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

            (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

      (ii) Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

      (iii) Tax Event Upon Merger. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

      (iv) Credit Event Upon Merger. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

      (v) Additional Termination Event. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

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6.    Early Termination

(a) Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)   Right to Terminate Following Termination Event.

      (i) Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

      (ii) Transfer to Avoid Termination Event. If either an Illegality under
      Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

      If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

      Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

      (iii)Two Affected Parties. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

      (iv) Right to Terminate. If: --

            (1)a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

            (2)an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then

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      continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c)   Effect of Designation.

      (i) If notice designating an Early Termination Date is given under Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

      (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)   Calculations.

      (i) Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (I) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

      (ii) Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) Payments on Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

      (i) Events of Default. If the Early Termination Date results from an Event of Default: --

            (1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

            (2)First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

            (3)Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the

                                                                   ISDA(R) 1992

            Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

            (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

(ii) Termination Events. If the Early Termination Date results from a Termination Event: --

      (1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

      (2) Two Affected Parties. If there are two Affected Parties: --

            (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (1) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

            (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

      If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

(iii) Adjustment for Bankruptcy. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

(iv ) Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

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

7.    Transfer

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that: --

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.    Contractual Currency

(a) Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) Judgments. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) Evidence of Loss. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

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

9.    Miscellaneous

(a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)   Counterparts and Confirmations.

      (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

      (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall he entered into as soon as practicable and may he executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.   Offices; Multibranch Parties

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.   Expenses

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document

                                                                   ISDA(R) 1992
to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.   Notices

(a) Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:

      (i) if in writing and delivered in person or by courier, on the date it is delivered;

      (ii) if sent by telex, on the date the recipient's answerback is received;

      (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

      (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

      (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.   Governing Law and Jurisdiction

(a) Governing Law. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:

      (1) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

      (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any

                                                                   ISDA(R) 1992

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

reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.   Definitions

As used in this Agreement:

"Additional Termination Event" has the meaning specified in Section 5(b).

"Affected Party" has the meaning specified in Section 5(b).

"Affected Transactions" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"Affiliate" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"Applicable Rate" means:

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d)   in all other cases, the Termination Rate.

"Burdened Party" has the meaning specified in Section 5(b).

"Change in Tax Law" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"consent" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"Credit Event Upon Merger" has the meaning specified in Section 5(b).

"Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

"Credit Support Provider" has the meaning specified in the Schedule.

"Default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

                                                                   ISDA(R) 1992

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

"Defaulting Party" has the meaning specified in Section 6(a).

"Early Termination Date" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"Event of Default" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"Illegality" has the meaning specified in Section 5(b).

"Indemnifiable Tax" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"law" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"Local Business Day" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by
Section 2(b), in the place where the relevant new account is to be located and
(d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"Loss" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"Market Quotation" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have

                                                                   ISDA(R) 1992

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

been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"Non-default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a).

"Office" means a branch or office of a party, which may be such party's head or home office.

"Potential Event of Default" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"Reference Market-makers" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"Relevant Jurisdiction" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"Scheduled Payment Date" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"Set-off" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of: --

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"Specified Entity" has the meanings specified in the Schedule.

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

"Specified Indebtedness" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"Specified Transaction" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"Stamp Tax" means any stamp, registration, documentation or similar tax.

"Tax" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"Tax Event" has the meaning specified in Section 5(b).

"Tax Event Upon Merger" has the meaning specified in Section 5(b).

"Terminated Transactions" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"Termination Currency" has the meaning specified in the Schedule.

"Termination Currency Equivalent" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"Termination Event" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"Termination Rate" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"Unpaid Amounts" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and
(b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market

                                                                   ISDA(R) 1992
value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.


IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.


Northern Rock PLC                          Granite Finance Funding 2 Limited
-----------------------------------        -------------------------------------
          (Name of Party)                              (Name of Party)


By:                                        By:
   --------------------------------           ----------------------------------
   Name:                                      Name:
   Title:                                     Title:
   Date:                                      Date:

                                                                   ISDA(R) 1992

                                                                  Execution Copy


                                                               (Basis Rate Swap)


(Multicurrency - Cross Border)





                                    SCHEDULE

                                     to the

                                   1992 ISDA

                                MASTER AGREEMENT


                           dated as of 19 January 2005


between

(1)   NORTHERN ROCK PLC ("Party A"); and

(2)   GRANITE FINANCE FUNDING 2 LIMITED ("Party B").

Part 1. Termination Provisions.

(a)   "Specified Entity" means in relation to Party A for the purpose of:-

Section 5(a)(v), none

Section 5(a)(vi), none

Section 5(a)(vii), none

Section 5(b)(iv), none

and   in relation to Party B for the purpose of:-

Section 5(a)(v), none

Section 5(a)(vi), none

Section 5(a)(vii), none

Section 5(b)(iv), none

(b)   "Specified Transaction" will have the meaning specified in Section 14.

(c) The "Cross Default" provisions of Section 5(a)(vi) will apply to Party A and will not apply to Party B.

      "Specified Indebtedness" will have the meaning specified in Section 14 of this Agreement, other than any obligations in respect of deposits received at any time in the ordinary course of Party A's banking business.

      "Threshold Amount" means, with respect to Party A and any guarantor of Party A's obligations under this Agreement, 3 per cent. of the shareholders' equity of Party A.

      For the purposes of the above, shareholders' equity shall be determined by reference to Party A's most recent consolidated balance sheet. Such balance sheet shall be prepared in accordance with accounting principles that are generally accepted in the United Kingdom.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will apply to Party A and will not apply to Party B.

(e) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f) Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:-

      (i)   Market Quotation will apply.

      (ii)  The Second Method will apply.

(g)   "Termination Currency" means Sterling.

(h) Additional Termination Event will apply. The events which constitute Additional Termination Events are set forth in Part 5(f), Part 5(j)(iii),
      Part 5(k)(iii) and Part 5(l)(v) of this Agreement.

Part 2. Tax Representations

(a) Payer Representations. For the purpose of Section 3(e) of this Agreement, Party A and Party B will each make the following representation:

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) Payee Representations. For the purposes of Section 3(f) of the Agreement, the representation will not apply to Party A and will not apply to Party B.

Part 3. Agreement to Deliver Documents

      For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:-

(a)   Tax forms, documents or certificates to be delivered are:-

      Party required to          Form/Document/                      Date by which to be
      deliver document           Certificate                         delivered

      None                       None                                None

(b)   Other documents to be delivered are:-

      Party required            Form/Document/                  Date by which           Covered by
      to deliver                Certificate                     to be delivered         Section 3(d)
      document                                                                          Representation

      Party A and               Appropriate evidence of         On signing of this      Yes
      Party B                   its signatory's authority       Agreement

      Party B                   Certified copy of               On signing of this      Yes
                                board resolution                Agreement

      Party A                   Legal opinion of counsel        On signing of this      No
                                                                Agreement


      Party B                   Legal opinion of counsel        On signing of this      No
                                                                Agreement

      Party A                   An executed copy of the         On signing of this      Yes
                                Credit Support                  Agreement
                                Document listed in
                                Part 4(f) below

Part 4. Miscellaneous

(a) Addresses for Notices. For the purpose of Section 12(a) of this Agreement:-

      Address for notices or communications to Party A:-

      Address:          Northern Rock House
                        Gosforth
                        Newcastle upon Tyne
                        NE3 4PL

      Attention:        Senior Manager, Treasury Settlement

      Facsimile No.:    +44 (0)191 279 4694

      Address for notices or communications to Party B:-

      Address:          Granite Finance Funding 2 Limited
                        Fifth Floor
                        100 Wood Street
                        London EC2V 7EX

      With a copy to:   Northern Rock plc
                        Northern Rock House
                        Gosforth
                        Newcastle upon Tyne
                        NE3 4PL

      Attention:        Andy McClean

      Facsimile No.:    +44 (0)191 279 4929

      With a copy to the Funding 2 Security Trustee:-

      Address:          The Bank of New York
                        One Canada Square
                        48th Floor
                        London
                        E14 5AL

      Attention:        Corporate Trust (Global Structured Finance)

      Facsimile No.:    +44 (0)20 7964 6061

(b)   Process Agent. For the purpose of Section 13(c) of this Agreement:-

      Party A appoints as its Process Agent: None.

      Party B appoints as its Process Agent: None.

(c)   Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)   Multibranch Party. For the purpose of Section 10(c) of this Agreement:-

      Party A is not a Multibranch Party. Party B is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent shall be as specified in each Confirmation.

(f)   Credit Support Document. Details of any Credit Support Document:-

      In respect of Party A: the 1995 Credit Support Annex (Bilateral Form - Transfer) between Party A and Party B dated as of the date hereof (the "Credit Support Annex") and any Eligible Guarantee.

      In respect of Party B: none

(g)   Credit Support Provider.

      Credit Support Provider means, in relation to Party A, any guarantor under an Eligible Guarantee.

      Credit Support Provider means, in relation to Party B, none.

(h) Governing Law. This Agreement will be governed by and construed in accordance with English law.

(i) Netting of Payments. Sub-paragraph (ii) of Section 2(c) of this Agreement will apply to Transactions entered into under this Agreement unless otherwise specified in a Confirmation.

(i) "Affiliate" will have the meaning specified in Section 14 of this Agreement.

Part 5. Other Provisions

(a)   Definitions and Interpretation

      Capitalised terms used in this Agreement shall, except where the context otherwise requires and save where otherwise defined in this Agreement, bear the meanings given to them in the Programme Master Definitions Schedule signed for the purposes of identification by Sidley Austin (UK) LLP and Allen and Overy LLP on or about the date hereof as the same may be amended, restated, varied and/or supplemented from time to time with the consent of the parties hereto.

      As used in this Agreement, the following terms shall mean:

      "Basis Rate Swap Transaction Confirmation No. 1/17" means the Confirmation so referenced between Party A and Party B dated on or about the date hereof;

      "Basis Rate Swap Transaction Confirmation No. 1/17A" means the Confirmation so referenced between Party A and Party B dated on or about the date hereof;

      "Basis Rate Swap Transaction Confirmation No. 1/17B" means the Confirmation so referenced between Party A and Party B dated on or about the date hereof;

      "Basis Rate Swap Transaction Confirmation No. 1/17C" means the Confirmation so referenced between Party A and Party B dated on or about the date hereof;

      "Basis Rate Swap Transaction Confirmation No. 1/20" means the Confirmation so referenced between Party A and Party B dated on or about the date hereof;

      "Basis Rate Swap Transaction Confirmation No. 1/20A" means the Confirmation so referenced between Party A and Party B dated on or about the date hereof;

      "Basis Rate Swap Transaction Confirmation No. 1/20B" means the Confirmation so referenced between Party A and Party B dated on or about the date hereof;

      "Basis Rate Swap Transaction Confirmation No. 1/20C" means the Confirmation so referenced between Party A and Party B dated on or about the date hereof;

      "Basis Rate Swap Transaction No. 1/17" means the Transaction entered into between Party A and Party B dated on or about the date hereof and confirmed in the Basis Rate Swap Transaction Confirmation No. 1/17;

      "Basis Rate Swap Transaction No. 1/17A" means the Transaction entered into between Party A and Party B dated on or about the date hereof and confirmed in the Basis Rate Swap Transaction Confirmation No. 1/17A;

      "Basis Rate Swap Transaction No. 1/17B" means the Transaction entered into between Party A and Party B dated on or about the date hereof and confirmed in the Basis Rate Swap Transaction Confirmation No. 1/17B;

      "Basis Rate Swap Transaction No. 1/17C" means the Transaction entered into between Party A and Party B dated on or about the date hereof and confirmed in the Basis Rate Swap Transaction No. 1/17C;

      "Basis Rate Swap Transaction No. 1/20" means the Transaction entered into between Party A and Party B dated on or about the date hereof and confirmed in the Basis Rate Swap Transaction Confirmation No. 1/20;

      "Basis Rate Swap Transaction No. 1/20A" means the Transaction entered into between Party A and Party B dated on or about the date hereof and confirmed in the Basis Rate Swap Transaction Confirmation No. 1/20A;

      "Basis Rate Swap Transaction No. 1/20B" means the Transaction entered into between Party A and Party B dated on or about the date hereof and confirmed in the Basis Rate Swap Transaction Confirmation No. 1/20B;

      "Basis Rate Swap Transaction No. 1/20C" means the Transaction entered into between Party A and Party B dated on or about the date hereof and confirmed in the Basis Rate Swap Transaction No. 1/20C; and

      "Basis Rate Swap Transactions" means the Basis Rate Swap Transaction No. 1/17, the Basis Rate Swap Transaction No. 1/17A, the Basis Rate Swap Transaction No. 1/17B, the Basis Rate Swap Transaction Confirmation No. 1/17C, the Basis Rate Swap Transaction No. 1/20, the Basis Rate Swap Transaction No. 1/20A, the Basis Rate Swap Transaction No. 1/20B, the Basis Rate Swap Transaction Confirmation No. 1/20C, and "Basis Rate Swap Transaction" means any of them.

(b)   No Set-Off

      (i) All payments under this Agreement shall be made without set-off or counterclaim, except as expressly provided for in Section 6. For the avoidance of doubt, Section 2(c) shall not be affected by this provision.

      (ii) Section 6(e) shall be amended by the deletion of the following sentence: "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off."

(c)   Security Interest

      Notwithstanding Section 7, Party A hereby agrees and consents to the assignment by way of security by Party B of its interests under this Agreement (without prejudice to, and after giving effect to, any contractual netting provision contained in this Agreement) to the Funding 2 Security Trustee (or any successor thereto) pursuant to and in accordance with the terms and conditions of the Funding 2 Deed of Charge and acknowledges notice of such assignment.

(d)   Disapplication of certain Events of Default

      Section 5(a)(ii), Section 5(a)(iii), Section 5(a)(iv), Section 5(a)(v),
      Section 5(a)(vi), Section 5(a)(vii)(2),(5),(6),(7) and (9) and Section 5(a)(viii) will not apply in respect of Party B.

      Section 5(a)(vii)(8) will not apply to Party B to the extent that it applies to Section 5(a)(vii)(2),(5),(6) and (7).

(e)   Disapplication of certain Termination Events

      The "Tax Event" and "Tax Event Upon Merger" provisions of Sections 5(b)(ii) and 5(b)(iii) will not apply to Party A or to Party B.

(f)   Additional Termination Events

      (A) Party B Additional Termination Events:

      The following shall constitute an Additional Termination Event with respect to Party B.

      "Funding 2 Intercompany Loan Enforcement Notice. The Note Trustee serves a Funding 2 Intercompany Loan Enforcement Notice on Party B in accordance with the terms of the Global Intercompany Loan Agreement."

      In the case of the Additional Termination Event above, Party B shall be the sole Affected Party.

      (B) Party A Additional Termination Event:

      The following shall constitute an Additional Termination Event with respect to Party A:

      Without prejudice to any other remedies available to Party B under this Agreement or otherwise, it shall be an Additional Termination Event under this Agreement if the Additional Tax Representation in Part 5(m)(iii) proves to have been incorrect or misleading in any material respect with respect to one or more Transactions when made or repeated or deemed to have been made or repeated. The sole Affected Party shall be Party A.

(g)   Northern Rock plc as Party B's Agent

      Party B hereby declares that pursuant to the Cash Management Agreement it has appointed Northern Rock plc to act as its agent for the purpose, inter alia, of the operation of this Agreement and dealing with payments hereunder. Accordingly, unless and until written notice is received by Party A from the Note Trustee that such appointment has been terminated, Party A shall be entitled to treat all communications and acts relating to this Agreement received from or carried out by Northern Rock plc as agent for Party B under the Cash Management Agreement as being those of Party B and Party B hereby agrees to ratify and confirm the same.

(h)   Security, Enforcement and Limited Recourse

      (i) Party A confirms to Party B that it is, or will be, by the date hereof, bound by the terms of the Funding 2 Deed of Charge and, in particular, confirms that: (i) save as otherwise expressly set out in the Funding 2 Deed of Charge, no sum shall be payable by or on behalf of Party B to it except in accordance with the Funding 2 Priority of Payments as set out in the Funding 2 Deed of Charge (as the same may be amended, restated, supplemented and/or otherwise modified from time to time); and (ii) it will not take any steps for the winding up, dissolution or reorganization or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, sequestrator or similar officer of Party B or of any or all of its revenues and assets nor participate in any ex parte proceedings nor seek to enforce any judgment against Party B except as provided in the Funding 2 Deed of Charge.

      (ii) In relation to all sums due and payable by Party B to Party A, Party A agrees that it shall have recourse only to sums available to Party B for the purpose of making payments to Party A in accordance with the relevant Funding 2 Priority of Payments and the Funding 2 Deed of Charge.

      (iii) If, on any payment date under a Transaction, an amount is payable by Party B to Party A and Party B does not pay such amount in full on such date (after the application of Section 2(c) to such Transaction) because of the limitation contained in Part 5(h(i) above, then: (A) payment by Party B of the shortfall (and the corresponding payment obligation of Party A with respect to such shortfall (being the full amount Party A would otherwise owe on such date less the actual amount payable by Party A determined in accordance with Part 5(h)(iii)(C) below)) will not then fall due, but will instead be deferred until the first Payment Date (as defined in the Relevant Confirmation) thereafter on which sufficient funds are available (subject to the limitation in Part 5(h)(i) above), (B) failure by Party B to make the full payment under such Transaction (after the application of Section 2(c) to such Transaction) shall not constitute an Event of Default for the purpose of Section 5(a)(i), and (C) the obligation of Party A to make payment to Party B, in respect of the same Transaction, on such date, will be reduced so that Party A will be obligated to pay the Equivalent Percentage of the amount it would otherwise owe under that Transaction. "Equivalent Percentage" means the percentage obtained by dividing the amount paid by Party B by the amount it would have paid on the relevant date absent such limitation multiplied by one hundred.

      (iv) If an Early Termination Date results from an Event of Default or Termination Event, any amount payable (the payment of which was deferred or not paid in the circumstances described under Part 5(h)(iii) above by Party A or by Party B, as the case may be, under this Agreement) will be deemed to be Unpaid Amounts owing to Party B or, as the case may be, owing to Party A on the Early Termination Date.

      (v) Following the calculation thereof, and in any event no later than two Local Business Days prior to any relevant Payment Date (as defined in the relevant Confirmation), Party B agrees to notify Party A of the amount of any shortfall, the payment of which by Party B is deferred in accordance with Part 5(h)(iii) above).

(i)   Authorised Person

      For the purposes of Section 3 of this Agreement, Party A represents to Party B (which representation will be deemed to be repeated by Party A on each date on which a Transaction is entered into and until all outstanding payment and delivery obligations of Party A, from time to time, under this Agreement have been satisfied in full) that it is an authorised person for the purposes of the Financial Services and Markets Act 2000 (or any successor to it).

(j) Ratings Downgrade of Party A - Standard & Poor's Rating Services, a division of The McGraw-Hill Companies Inc. ("S&P")

      (i)   Initial S&P Note Downgrade Event

      In the event that an Initial S&P Note Downgrade Event occurs, then Party A shall, within 30 days of the occurrence of such Initial S&P Note Downgrade Event, at its own cost, either:-

      (A) provide collateral in the form of cash and/or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex provided that such posting of collateral shall be subject to (i) if required by S&P at the time of such posting, Party A obtaining legal opinions satisfactory to S&P in relation to such posting of collateral pursuant to the Credit Support Annex and (ii) in the event that the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor or permitted transferee) or any Credit Support Provider from time to time in respect of Party A ceases to be rated at least as high as "A-2" or the long term, unsecured and unsubordinated debt obligations of Party A (or its successor or permitted transferee) or any Credit Support Provider from time to time in respect of Party A ceases to be rated at least as high as "BBB+" by S&P, the monthly valuation of Party B's Exposure (as defined in the Credit Support Annex) by two independent third parties that would be eligible and willing to be transferees of Party A's benefits and obligations under this Agreement (the Independent Valuations). Such Independent Valuations will take place on the following basis: (A) without limiting Party A's obligation to obtain Independent Valuations, valuations may only be obtained from the same entity up to four times in any 12 month period; (B) for the purposes of collateral posting in accordance with the Credit Support Annex, Party B's Exposure shall be deemed to be equal to the highest of the higher of the two Independent Valuations and the amount calculated in accordance with the Credit Support Annex; and (C) Party A shall provide S&P with the two Independent Valuations and its calculations pursuant to the Credit

            Support Annex for the day on which the Independent Valuations are obtained following each monthly valuation; or

      (B) subject to Part 5(t), transfer all of its rights and obligations with respect to this Agreement to a replacement third party whose short-term, unsecured and unsubordinated debt obligations are rated at least as high as "A-1" (or its equivalent) by S&P or such other rating as is commensurate with the rating assigned to any Notes issued by a Funding 2 Issuer by S&P from time to time; or

      (C) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement whose short-term, unsecured and unsubordinated debt obligations are rated at least as high as "A-1" (or its equivalent) by S&P or such other rating as is commensurate with the rating assigned to any Notes issued by a Funding 2 Issuer by S&P from time to time; or

      (D) take such other action as Party A may agree with S&P as will result in the rating of any Notes issued by a Funding 2 Issuer then outstanding following the taking of such action being rated no lower than the rating of any Notes issued by a Funding 2 Issuer immediately prior to such downgrade.

      If any of sub-paragraphs (j)(i)(B), (j)(i)(C) or (j)(i)(D) above are satisfied at any time, Party A will not be required to transfer any additional collateral in respect of such particular Initial S&P Note Downgrade Event.

      (ii)  Subsequent S&P Note Downgrade Event

            (A) Party A shall, within 10 days of the occurrence of a Subsequent S&P Note Downgrade Event, at its own cost and expense, use its best endeavours to take the action set out in sub-paragraph (i)(B) above; and

            (B) if, at the time a Subsequent S&P Note Downgrade Event occurs, Party A has provided collateral in accordance with the provisions of the Credit Support Annex pursuant to sub-paragraph (i)(A) above following an Initial S&P Note Downgrade Event, it will continue to provide collateral notwithstanding the occurrence of a Subsequent S&P Note Downgrade Event until such time as the action in sub-paragraph
                  (ii)(A) above has been taken.

      If the action set out in sub-paragraph (ii)(A) above is taken at any time, Party A will not be required to transfer any additional collateral in respect of such Subsequent S&P Note Downgrade Event.

      (iii) Additional Termination Events

            Without prejudice to the consequences of Party A breaching any provision of this Agreement (other than sub-paragraphs (j)(i) or (j)(ii) above) or failing to post collateral under the Credit Support Annex in accordance with the Moody's or Fitch provisions, if Party A does not take any of the measures described in sub-paragraphs (j)(i) or (j)(ii) above such failure shall not be or give rise to an Event of Default but shall constitute an Additional Termination Event with respect to Party A and shall be deemed to have occurred on the thirtieth day following the Initial S&P Note Downgrade Event or on the tenth day following the Subsequent S&P Note Downgrade Event, as applicable, with Party A as the sole Affected Party.

            However, in the event that Party B were to designate an Early Termination Date and there would be a payment due to Party A, Party B may only designate such an Early Termination Date in respect of an Additional Termination Event under this sub-paragraph (j)(iii) if Party B has found a replacement counterparty willing to enter into a new transaction with Party B on terms that reflect as closely as reasonably possible (as the Note Trustee, on behalf of Party B may, in its absolute discretion, determine) the economic, legal and credit terms of the Terminated Transactions with Party A.

      (iv)  S&P Definitions

            For the purposes of this Part 5(j):

            an "Initial S&P Note Downgrade Event" will occur where the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor), or any guarantor of Party A's obligations under this Agreement (or its successor), cease to be rated at least as high as "A-1" (or its equivalent) by S&P; and

            a "Subsequent Note Downgrade Event" will occur where the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor), or any guarantor of Party A's obligations under this Agreement (or its successor), cease to be rated at least as high as "BBB" (or its equivalent) by S&P.

(k)   Ratings Downgrade of Party A - Moody's Investors Service Limited
      ("Moody's")

      (i)   For the purpose of this Agreement,

            "Eligible Guarantee" means an unconditional and irrevocable guarantee that is provided by a guarantor as principal debtor rather than surety and is directly enforceable by Party B, where (A) a law firm has given a legal opinion confirming that none of the guarantor's payments to Party B under such guarantee will be subject to withholding for Tax and such opinion has been delivered to Moody's, (B) such guarantee provides that, in the event that any of such guarantor's payments to Party B are subject to withholding for Tax, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any withholding tax) will equal the full amount Party B would have received had no such withholding been required or
            (C) in the event that any payment under such guarantee is made net of deduction or withholding for Tax, Party A is required, under
            Section 2(a)(i), to make such additional payment as is necessary to ensure that the net amount actually received by Party B from the guarantor will equal the full amount Party B would have received had no such deduction or withholding been required.

            "Eligible Replacement" means an entity (A) with the Second Trigger Required Ratings Required Ratings or (B) whose present and future obligations owing to Party B are guaranteed pursuant to an Eligible Guarantee provided by a guarantor with the Second Trigger Required Ratings.

            "Firm Offer" means an offer which, when made, was capable of becoming legally binding upon acceptance.

            "Moody's Short-term Rating" means a rating assigned by Moody's under its short-term rating scale in respect of an entity's short-term, unsecured and unsubordinated debt obligations.

            "Relevant Entities" means Party A and any guarantor under an Eligible Guarantee in respect of all of Party A's present and future obligations under this Agreement.

            An entity shall have the "First Trigger Required Ratings" (A) where such entity is the subject of a Moody's Short-term Rating, if such rating is "Prime-1" and its long-term, unsecured and unsubordinated debt or counterparty obligations are rated "A2" or above by Moody's and (B) where such entity is not the subject of a Moody's Short-term Rating, if its long-term, unsecured and unsubordinated debt or counterparty obligations are rated "A1" or above by Moody's.

            the "Second Rating Trigger Requirements" shall apply so long as no Relevant Entity has the Second Trigger Required Ratings.

            An entity shall have the "Second Trigger Required Ratings" (A) where such entity is the subject of a Moody's Short-term Rating, if such rating is "Prime-2" or above and its long-term, unsecured and unsubordinated debt or counterparty obligations are rated "A3" or above by Moody's and (B) where such entity is not the subject of a Moody's Short-term Rating, if its long-term, unsecured and unsubordinated debt or counterparty obligations are rated "A3" or above by Moody's.

            (ii) So long as the Second Rating Trigger Requirements apply, Party A will at its own cost use commercially reasonable efforts to, as soon as reasonably practicable, procure either (A) an Eligible Guarantee in respect of all of Party A's present and future obligations under this Agreement to be provided by a guarantor with the First Trigger Required Ratings and/or the Second Trigger Required Ratings or (B) a transfer in accordance with Part 5(t) below.

            (iii) Additional Termination Events

            Each of the following shall constitute an Additional Termination Event with Party A as Affected Party:

            First Rating Trigger Collateral. Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Annex and either (A) the Second Rating Trigger Requirements do not apply or (B) less than 30 Local Business Days have elapsed since the last time the Second Rating Trigger Requirements did not apply.

            Second Rating Trigger Replacement. (A) The Second Rating Trigger Requirements apply and 30 or more Local Business Days have elapsed since the last time the Second Rating Trigger Requirements did not apply and (B) at least one Eligible Replacement has made a Firm Offer that would, assuming the occurrence of an Early Termination Date, qualify as a Market Quotation (on the basis that paragraphs
            (ii) and (iii) in Part 5(w) apply) and which remains capable of becoming legally binding upon acceptance.

(l)   Ratings Downgrade of Party A - Fitch Ratings Ltd ("Fitch")

      (i)   Initial Fitch Note Downgrade Event

            Party A will, on a best efforts basis, within 30 days of the occurrence of an Initial Fitch Note Downgrade Event, at its own cost, either:-

            (A) provide collateral in the form of cash or securities or both, in support of its obligations under this Agreement, in accordance with the provisions of the Credit Support Annex; or

            (B) subject to Part 5(t), transfer all of its rights and obligations with respect to this Agreement to a replacement third party whose long-term, unsecured and unsubordinated debt ratings are rated at least as high as "A" (or its equivalent) by Fitch, and whose short-term, unsecured and unsubordinated debt ratings are rated at least as high as "F1" (or its equivalent) by Fitch or such other rating as is commensurate with the rating assigned to any Notes issued by a Funding 2 Issuer by Fitch from time to time; or

            (C) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement whose long-term, unsecured and unsubordinated debt ratings are rated at least as high as "A" (or its equivalent) by Fitch, and whose short-term, unsecured and unsubordinated debt ratings are rated at least as high as "F1" (or its equivalent) by Fitch or such other rating as is commensurate with the rating assigned to any Notes issued by a Funding 2 Issuer by Fitch from time to time; or

            (D) take such other action as Party A may agree with Fitch as will result in the rating of any Notes issued by a Funding 2 Issuer then outstanding being maintained or obtain confirmation from Fitch that there is no adverse effect on the rating of the Issuer Notes as a result of that Initial Fitch Downgrade Event so that none of the courses of action outlined at (m)(i)(A), (m)(i)(B) or (m)(i)(C) above need to be pursued in respect of such Initial Fitch Note Downgrade Event.

            If any of sub-paragraphs (l)(i)(B), (l)(i)(C) or (l)(i)(D) are satisfied at any time, Party A will not be required to transfer any additional collateral in consequence of the particular Initial Fitch Note Downgrade Event.

      (ii)  First Subsequent Fitch Note Downgrade Event

            Party A will,

            (A) provide, at its own cost, within 30 days of the occurrence of a First Subsequent Fitch Note Downgrade Event provide collateral in the form of cash or securities or both, in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex; provided that, if at the time when a First Subsequent Fitch Note Downgrade Event Party A has provided collateral pursuant to the Credit Support Annex pursuant to sub-paragraph (l)(i)(A) above it will continue to provide collateral notwithstanding the occurrence of a First Subsequent Fitch Note Downgrade Event; provided further that in either case, the mark-to-market calculations and the correct and timely provision of collateral thereunder are verified by an independent third party within five Local Business Days of the date on which collateral is provided pursuant to this sub-paragraph (l)(ii)(A) and thereafter, on a periodic basis on every fifth Local Business Day whilst collateral is being provided pursuant to this sub-paragraph (l)(ii)(A) (with the costs of such independent verification being borne by Party
                  A); or

            on a best efforts basis, within 30 days of the occurrence of a First Subsequent Fitch Note Downgrade Event, at its own cost, either:

            (B) subject to Part 5(t), transfer all of its rights and obligations with respect to this Agreement to a replacement third party whose long-term, unsecured and unsubordinated debt ratings are rated at least as high as "A" (or its equivalent) by Fitch, and whose short-term, unsecured and unsubordinated debt ratings are rated at least as high as "F1" (or its equivalent) by Fitch or such other rating as is commensurate with the rating assigned to any Notes issued by a Funding 2 Issuer by Fitch from time to time; or

            (C) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement whose long-term, unsecured and unsubordinated debt ratings are rated at least as high as "A" (or its equivalent) by Fitch, and whose short-term, unsecured and unsubordinated debt ratings are rated at least as high as "F1" (or its equivalent) by Fitch or such other rating as is commensurate with the rating assigned to any Notes issued by a Funding 2 Issuer by Fitch from time to time; or

            (D) take such other action as Party A may agree with Fitch as will result in the rating of any Notes issued by a Funding 2 Issuer then outstanding being maintained, or obtain confirmation from Fitch that there is no adverse effect on the rating of the Issuer Notes as a result of that First Subsequent Fitch Downgrade Event so that none of the courses of action outlined at (l)(ii)(A), (l)(ii)(B) or (l)(ii)(C) above need to be pursued in respect of such First Subsequent Fitch Downgrade Event.

            If any of sub-paragraphs (l)(ii)(B), (l)(ii)(C) or (l)(ii)(D) above are satisfied at any time, Party A and Party A will not be required to transfer any additional collateral as a consequence of the particular First Subsequent Fitch Note Downgrade Event.

      (iii) Second Subsequent Fitch Note Downgrade Event

            Party A will, on a best efforts basis, within 30 days of the occurrence of a Second Subsequent Fitch Note Downgrade Event, at its own cost, either:

            (A) subject to Part 5(t), transfer all of its rights and obligations with respect to this Agreement to a replacement third party whose long-term, unsecured and unsubordinated debt ratings are rated at least as high as "A" (or its equivalent) by Fitch, and whose short-term, unsecured and unsubordinated debt ratings are rated at least as high as "F1" (or its equivalent) by Fitch or such other rating as is commensurate with the rating assigned to any Notes issued by a Funding 2 Issuer by Fitch from time to time; or

            (B) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement whose long-term, unsecured and unsubordinated debt ratings are rated at least as high as "A" (or its equivalent) by Fitch, and whose short-term, unsecured and unsubordinated debt ratings are rated at least as high as "F1" (or its equivalent) by Fitch or such other rating as is commensurate with the rating assigned to any Notes issued by a Funding 2 Issuer by Fitch from time to time; or

            (C) take such other action as Party A may agree with Fitch as will result in the rating of any Notes issued by a Funding 2 Issuer then outstanding being maintained or obtain confirmation from Fitch that there is no adverse effect on the rating of the Issuer Notes as a result of that Second Subsequent Fitch Downgrade Event so that none of the courses of action outlined at (l)(iii)(A) or (l)(iii)(B) above need to be pursued in respect of such Second Subsequent Fitch Downgrade Event.

      (iv)  Second Subsequent Fitch Note Downgrade Event - Collateral
            Requirements

            Pending compliance with any of sub-paragraphs (l)(iii)(A),
            (l)(iii)(B) or (l)(iii)(C) above, Party A will provide, at its own cost, within 10 days of such Second

            Subsequent Fitch Note Downgrade Event or 30 days of the occurrence of First Subsequent Fitch Note Downgrade Event, whichever is the earlier, collateral in the form of cash or securities or both, in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex; provided that, if at the time when an Initial Fitch Note Downgrade Event or a First Subsequent Fitch Note Downgrade Event, as the case may be, occurs Party A has provided collateral pursuant to the Credit Support Annex pursuant to sub-paragraphs (l)(i)(A) or (l)(ii)(A) above, it will continue to provide collateral notwithstanding the occurrence of a Second Subsequent Fitch Note Downgrade Event; provided further that in either case, the mark-to-market calculations and the correct and timely provision of collateral thereunder are verified by an independent third party (with the costs of such independent verification being borne by Party A).

            If any of sub-paragraphs (l)(iii)(A), (l)(iii)(B) or (l)(iii)(C) above are satisfied at any time, Party A will not be required to transfer any additional collateral as a consequence of the particular Second Subsequent Fitch Note Downgrade Event.

      (v)   Additional Termination Events

            Without prejudice to the consequences of Party A breaching any provision of this Agreement (other than sub-paragraphs (l)(i), (l)(ii) or (l)(iii) above) or failing to post collateral under the Credit Support Deed in accordance with the Moody's or S&P provisions, if Party A does not take any of the measures described in sub-paragraphs (l)(i), (l)(ii) or (l)(iii) above such failure shall not be or give rise to an Event of Default but shall constitute an Additional Termination Event with respect to Party A and shall be deemed to have occurred on the thirtieth day following such Initial Fitch Note Downgrade Event, First Subsequent Fitch Note Downgrade Event or Second Subsequent Fitch Note Downgrade Event, as the case may be, with Party A as the sole Affected Party.

            However, in the event that Party B were to designate an Early Termination Date and there would be a payment due to Party A, Party B may only designate such an Early Termination Date in respect of an Additional Termination Event under this sub-paragraph (l)(v) if Party B has found a replacement counterparty willing to enter a new transaction with Party B on terms that reflect as closely as reasonably possible (as the Note Trustee, on behalf of Party B, may, in its absolute discretion, determine) the economic, legal and credit terms of the Terminated Transactions with Party A.

      (vi)  Fitch Definitions

            For the purposes of this Part 5(l):

            an "Initial Fitch Note Downgrade Event" will occur where, the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or, if relevant, any guarantor of Party A's obligations under this Agreement (or its successor) cease to be rated at least as high as "A" (or its equivalent) by Fitch, or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any guarantor of Party A's obligations under this Agreement (or its successor), cease to be rated at least as high as "F1" (or its equivalent) by Fitch;

            a "First Subsequent Fitch Note Downgrade Event" will occur where, the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or, if relevant, any guarantor of Party A's obligations under this Agreement (or its successor), cease to be rated at least as high as "BBB+" (or its equivalent) by Fitch, or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any guarantor of Party A's obligations under this Agreement (or its successor), cease to be rated at least as high as "F2" (or its equivalent) by Fitch; and

            a "Second Subsequent Fitch Note Downgrade Event" will occur where, the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or, if relevant, any guarantor of Party A's obligations under this Agreement (or its successor), cease to be rated at least as high as "BBB-" (or its equivalent) by Fitch, or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any guarantor of Party A's obligations under this Agreement (or its successor), cease to be rated at least as high as "F3" (or its equivalent) by Fitch.

(m)   Additional Section 3 and Tax Deductibility Representations

      (i) Section 3 is amended by the addition at the end thereof of the following additional representation:-

            "(g) No Agency. It is entering into this Agreement and each Transaction as principal and not as agent of any person."

      (ii) Party A represents to Party B (which representation will be deemed to be repeated by Party A on each date on which a Transaction is entered into) that its obligations under this Agreement rank pari passu with all of its other unsecured, unsubordinated obligations except those obligations preferred by operation of law.

      (iii) The following representation (the "Additional Tax Representation") will apply to Party A and will not apply to Party B and will be deemed to be repeated by Party A at all times until the termination of this Agreement. In relation to each Transaction, either:

            (A) it is resident in the United Kingdom for United Kingdom tax purposes, or

            (B)   the conditions of Paragraph 31(6) or Paragraph 31(7) of
                  Schedule 26 of the Finance Act 2002 (in each case as amended or re-enacted from time to time) are satisfied with respect to the relevant Transaction.

(n)   Recording of Conversations

      Each party (i) consents to the recording of telephone conversations between the trading, marketing and other relevant personnel of the parties in connection with this Agreement or any potential Transaction, (ii) agrees to obtain any necessary consent of, and give any necessary notice of such recording to, its relevant personnel, and (iii) agrees, to the extent permitted by applicable law, that recordings may be submitted in evidence in any Proceedings.

(o)   Relationship between the parties

      The Agreement is amended by the insertion after Section 14 of an additional Section 15, reading in its entirety as follows:

      "15. Relationship between the parties

      Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):-

      (i) Non Reliance. It is acting for its own account, and it has made its own decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. It has not received from the other party any assurance or guarantee as to the expected results of that Transaction.

      (ii) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the financial and other risks of that Transaction.

      (iii) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction."

(p)   Tax

      The Agreement is amended by deleting Section 2(d) in its entirety and replacing it with the following:

      "(d)  Deduction or Withholding for Tax

      (i)   Requirement to Withhold

            All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required (including, for the avoidance of doubt, if such deduction or withholding is required in order for the payer to obtain relief from Tax) by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party ("X") is so required to deduct or withhold, then that party (the "Deducting Party"):-

            (A) will promptly notify the other party ("Y") of such requirement;

            (B) will pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any Gross Up Amount (as defined below) paid by the Deducting Party to Y under this
                  Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

            (C) will promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

            (D) if X is Party A, X will promptly pay in addition to the payment to which Party B is otherwise entitled under this Agreement, such additional amount (the "Gross Up Amount") as is necessary to ensure that the net amount actually received by Party B will equal the full amount which Party B would have received had no such deduction or withholding been required.

      (ii)  Liability

            If:

            (A) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding for or on account of any Tax in respect of payments under this Agreement; and

            (B)   X does not so deduct or withhold; and

            (C) a liability resulting from such Tax is assessed directly against X,

            then, except to the extent that Y has satisfied or then satisfies the liability resulting from such Tax, (A) where X is Party B, Party A will promptly pay to Party B the amount of such liability (the "Liability Amount") (including any related liability for interest and together with an amount equal to the Tax payable by Party B on receipt of such amount but including any related liability for penalties only if Party A has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)) and Party B will promptly pay to the relevant government revenue authority the amount of such liability (including any related liability for interest and penalties) and (B) where X is Party A and Party A would have been required to pay a Gross Up Amount to Party B, Party A will promptly pay to the relevant government revenue authority the amount of such liability (including any related liability for interest and penalties).

      (iii) Tax Credit etc.

            (a) Where Party A pays an amount in accordance with Section 2(d)(i)(D) or 2(d)(ii)(C) above, Party B undertakes as follows:-

                  (1) to the extent that Party B obtains any Tax credit, allowance, set-off or repayment from the tax authorities of any jurisdiction relating to any deduction or withholding giving rise to such payment or in the case of Section 2(d)(ii)(B) the amount to be assessed ("Tax Credit"), it shall pay to Party A on the next Note Payment Date (as defined in the Programme Master Definitions Schedule) after receipt of the same so much of the cash benefit (as determined in accordance with subparagraph (iii)(a)(2) below) relating thereto which it has received as will leave Party B in substantially the same (but in any event no worse) position as Party B would have been in if no such deduction or withholding had been required or the amount had not been so assessed;

                  (2) the "cash benefit" shall, in the case of credit, allowance or set-off, be the additional amount of Tax which would have been payable by Party B in the jurisdiction referred to in sub-paragraph (iii)(a)(1) above but for the obtaining by it of the said Tax credit, allowance or set-off and, in the case of a repayment, shall be the amount of the repayment together, in either case, with any related interest or similar payment obtained by Party B; and

                  (3) it will use all best endeavours to obtain any Tax Credit as soon as is reasonably practicable provided that it shall be the sole judge of the amount of any such Tax Credit and of the date on which the same is received and shall not be obliged to disclose to Party A any information regarding its tax affairs or tax computations save that Party B shall, upon request by Party A, supply Party A with a reasonably detailed explanation of its calculation of the amount of any such Tax Credit and of the date on which the same is received.

                        The definition of "Indemnifiable Tax" in Section 14 shall be deleted and the following shall be substituted therefor:

                        "Indemnifiable Tax" means any Tax."

(q)   Change of Account

      Section 2(b) of this Agreement is hereby amended by the addition of the following at the end thereof:

      "; provided that such new account shall be in the same legal and tax jurisdiction as the original account and such new account, in the case of Party B, is held with a financial institution with a long-term unsecured and unsubordinated debt obligation rating of at least "A1" by Moody's and a short term unsecured, unsubordinated and unguaranteed debt obligation rating of at least "P-1" by Moody's and "A-1+" by "S&P"."

(r)   Condition Precedent

      Section 2(a)(iii) shall be amended by the deletion of the words "or Potential Event of Default" in respect of conditions precedent to the obligations of Party A only.

(s)   Representations

      (i) Section 3(a)(v) shall be amended by the addition of the words "(with the exception of Section 11 insofar as it relates to any Stamp Tax)" after the words "this Agreement".

      (ii) Section 3(b) shall be amended by the deletion of the words "or Potential Event of Default" in respect of the representation given by Party B only.

(t)   Transfers

      (i) Section 7 of this Agreement shall not apply to Party A, who shall be required to comply with, and shall be bound by, the following:

            Without prejudice to Section 6(b)(ii), Party A may transfer all its interest and obligations in and under this Agreement to any other entity (a "Transferee") provided that:

            (a) it has given five Business Days prior written notice to the Funding 2 Security Trustee;

            (b) (i) the Transferee's short-term, unsecured and unsubordinated debt obligations are then rated not less than "A-1" by S&P and "F1" by Fitch (or its equivalent by any substitute rating agency) or such Transferee's obligations under this Agreement are guaranteed by an entity whose short-term, unsecured and unsubordinated debt obligations are then rated not less than "A-1" by S&P and "F1"by Fitch (or its equivalent by any substitute rating agency) and (ii) the Transferee is an Eligible Replacement;

            (c) as of the date of such transfer the Transferee will not, as a result of such transfer, be required to withhold or deduct on account of Tax under this Agreement;

            (d) a Termination Event or an Event of Default does not occur under this Agreement as a result of such transfer;

            (e) no additional amount will be payable by Party B to Party A or the Transferee on the next succeeding Scheduled Payment Date as a result of such transfer; and

            (f) (if the Transferee is domiciled in a different country from both Party A and Party B) S&P, Moody's and Fitch have provided prior written notification that the then current ratings of any Notes issued by a Funding 2 Issuer will not be adversely affected.

                  Following such transfer all references to Party A shall be deemed to be references to the Transferee.

(u)   Scope of Agreement

      It is hereby understood and agreed that the provisions of this Agreement shall only apply to the Basis Rate Swap Transactions and that no other Transaction may be entered into pursuant hereto except in accordance with Parts 5(j)(i)(A), 5(k)(i)(D), 5(k)(iii), 5(l)(i)(A), 5(l)(ii)(A) or
      5(l)(iv) or where the Rating Agencies have confirmed in writing that the then current ratings of any Notes issued by a Funding 2 Issuer would not be adversely affected by such other Transaction.

(v)   Contracts (Rights of Third Parties) Act 1999

      A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms but this shall not affect any right or remedy of a third party which exists or is available apart from that Act.

(w) Calculations if an Early Termination Date occurs as a result of an Event of Default or Additional Termination Event where Party A is the Defaulting Party or the sole Affected Party.

      Subject to compliance with clause 14.3(n) of the Funding 2 Deed of Charge, upon the occurrence of an Event of Default or an Additional Termination Event where Party A is the Defaulting Party or the sole Affected Party, as applicable, Party B will be entitled (but not obliged in the event that it does not designate an Early Termination Date) to proceed in accordance with Section 6 of the Agreement subject to the following:

            (i) For the purposes of Section 6(d)(i) of this Agreement, Party B's obligation with respect to the extent of information to be provided with its calculations is limited to information Party B has already received in writing and provided Party B is able to release this information without breaching the provisions of any law applicable to, or any contractual restriction binding upon, Party B.

            (ii) Notwithstanding Section 6 of this Agreement, so long as Party A is the Affected Party in respect of a Termination Event or the Defaulting Party in respect of an Event of Default, paragraphs (i) to (vi) below shall apply:

                  (a) The definition of "Market Quotation" shall be deleted in its entirety and replaced with the following:

                        ""Market Quotation" means, with respect to one or more Terminated Transactions, a Firm Offer which is (1) made by a Reference Market-maker that is an Eligible Replacement, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transactions or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that Date,
                        (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included and
                        (4) made in respect of a Replacement Transaction with terms that are, in all material respects, no less beneficial for Party B than those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions)."

                  (b) The definition of "Settlement Amount" shall be deleted in its entirety and replaced with the following:

                        ""Settlement Amount" means, with respect to any Early Termination Date, an amount (as determined by Party B) equal to the Termination Currency Equivalent of the amount (whether positive or negative) of any Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions that is accepted by Party B so as to become legally binding, Provided that:

                        (1) If, on the Early Termination Date, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations have been communicated to Party B and remain capable of becoming legally binding upon acceptance by Party B, the Settlement Amount shall equal the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value); and

                        (2) If, on the Early Termination Date, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding and no Market Quotations have been communicated to Party B and remain capable of becoming legally binding upon acceptance by Party B, the Settlement Amount shall equal Party B's Loss (whether positive or negative and without reference to any Unpaid amounts) for the relevant Terminated Transaction or group of Terminated Transactions."

            (iii) For the purpose of paragraph (4) of the definition of Market
                  Quotation, Party B shall determine, acting in a commercially reasonable manner, whether a Firm Offer is made in respect of a Replacement Transaction with terms that are, in all material respects, no less beneficial for Party B than those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions).

            (iv) At any time on or before the Early Termination Date at which two or more Market Quotations have been communicated to Party B and remain capable of becoming legally binding upon acceptance by Party B, Party B shall be entitled to accept only the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value).

            (v) if Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Early Termination Date.

            (vi) If the Settlement Amount is a negative number, Section 6(e)(i)(3) of this Agreement shall be deleted in its entirety and replaced with the following:

                  "Second Method and Market Quotation. If Second Method and Market Quotation apply, (1) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (2) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (3) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B, Provided that, (i) the amounts payable under
                  (2) and (3) shall be subject to netting in accordance with
                  Section 2(c) of this Agreement and (ii) notwithstanding any other provision of this Agreement, any amount payable by Party A under (3) shall not be netted-off against any amount payable by Party B under (1)."

(x)   Moody's Notifications

      Notwithstanding any other provision of this agreement, this Agreement shall not be amended, no Early Termination Date shall be effectively designated by Party B, and no transfer of any rights or obligations under this agreement shall be made unless Moody's has been given prior written notice of such amendment, designation or transfer.

(y)   Amendment

      This Agreement amends and restates in its entirety the ISDA Master Agreement dated 19 January 2005 between Party A and Party B .

(Bilateral Form - Transfer)(1)       (ISDA Agreements Subject to English Law)(2)


                                     ISDA(R)

              International Swaps and Derivatives Association, Inc.

                              CREDIT SUPPORT ANNEX

                             to the Schedule to the

                              ISDA Master Agreement

                          dated as of 19 January, 2005
                                     -----------------



Northern Rock PLC           between        Granite Finance Funding 2 Limited
("Party A")                                ("Party B")
...............................and ..............................................



This Annex supplements, forms part of, and is subject to, the ISDA Master Agreement referred to above and is part of its Schedule. For the purposes of this Agreement, including, without limitation, Sections 1(c), 2(a), 5 and 6, the credit support arrangements set out in this Annex constitute a Transaction (for which this Annex constitutes the Confirmation).


Paragraph 1. Interpretation


Capitalised terms not otherwise defined in this Annex or elsewhere in this Agreement have the meanings specified pursuant to Paragraph 10, and all references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail, and in the event of any inconsistency between Paragraph 11 and the other


----------
(1) This document is not intended to create a charge or other security interest over the assets transferred under its terms. Persons intending to establish a collateral arrangement based on the creation of a charge or other security interest should consider using the ISDA Credit Support Deed (English law) or the ISDA Credit Support Annex (New York law), as appropriate.

(2) This Credit Support Annex has been prepared for use with ISDA Master Agreements subject to English law. Users should consult their legal advisers as to the proper use and effect of this form and the arrangements it contemplates. In particular, users should consult their legal advisers if they wish to have the Credit Support Annex made subject to a governing law other than English law or to have the Credit Support Annex subject to a different governing law than that governing the rest of the ISDA Master Agreement (e.g., English law for the Credit Support Annex and New York law for the rest of the ISDA Master Agreement).


   Copyright (C) 1995 by International Swaps and Derivatives Association, Inc.

provisions of this Annex, Paragraph 11 will prevail. For the avoidance of doubt, references to "transfer" in this Annex mean, in relation to cash, payment and, in relation to other assets, delivery.

Paragraph 2. Credit Support Obligations

(a) Delivery Amount. Subject to Paragraphs 3 and 4, upon a demand made by the Transferee on or promptly following a Valuation Date, if the Delivery Amount for that Valuation Date equals or exceeds the Transferor's Minimum Transfer Amount, then the Transferor will transfer to the Transferee Eligible Credit Support having a Value as of the date of transfer at least equal to the applicable Delivery Amount (rounded pursuant to Paragraph 11(b)(iii)(D)). Unless otherwise specified in Paragraph 11(b), the "Delivery Amount" applicable to the Transferor for any Valuation Date will equal the amount by which:

      (i)   the Credit Support Amount

      exceeds

      (ii) the Value as of that Valuation Date of the Transferor's Credit Support Balance (adjusted to include any prior Delivery Amount and to exclude any prior Return Amount, the transfer of which, in either case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date).

(b) Return Amount. Subject to Paragraphs 3 and 4, upon a demand made by the Transferor on or promptly following a Valuation Date, if the Return Amount for that Valuation Date equals or exceeds the Transferee's Minimum Transfer Amount, then the Transferee will transfer to the Transferor Equivalent Credit Support specified by the Transferor in that demand having a Value as of the date of transfer as close as practicable to the applicable Return Amount (rounded pursuant to Paragraph 11(b)(iii)(D)) and the Credit Support Balance will, upon such transfer, be reduced accordingly. Unless otherwise specified in Paragraph 11(b), the "Return Amount" applicable to the Transferee for any Valuation Date will equal the amount by which:

      (i) the Value as of that Valuation Date of the Transferor's Credit Support Balance (adjusted to include any prior Delivery Amount and to exclude any prior Return Amount, the transfer of which, in either case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date)

      exceeds

      (ii) the Credit Support Amount.

Paragraph 3. Transfers, Calculations and Exchanges

(a) Transfers. All transfers under this Annex of any Eligible Credit Support, Equivalent Credit Support, Interest Amount or Equivalent Distributions shall be made in accordance with the instructions of the Transferee or Transferor, as applicable, and shall be made:

      (i) in the case of cash, by transfer into one or more bank accounts specified by the recipient;

                                                                    ISDA(R) 1995

      (ii) in the case of certificated securities which cannot or which the parties have agreed will not be delivered by book-entry, by delivery in appropriate physical form to the recipient or its account accompanied by any duly executed instruments of transfer, transfer tax stamps and any other documents necessary to constitute a legally valid transfer of the transferring party's legal and beneficial title to the recipient; and

      (iii) in the case of securities which the parties have agreed will be delivered by book-entry, by the giving of written instructions (including, for the avoidance of doubt, instructions given by telex, facsimile transmission or electronic messaging system) to the relevant depository institution or other entity specified by the recipient, together with a written copy of the instructions to the recipient, sufficient, if complied with, to result in a legally effective transfer of the transferring party's legal and beneficial title to the recipient.

Subject to Paragraph 4 and unless otherwise specified, if a demand for the transfer of Eligible Credit Support or Equivalent Credit Support is received by the Notification Time, then the relevant transfer will be made not later than the close of business on the Settlement Day relating to the date such demand is received; if a demand is received after the Notification Time, then the relevant transfer will be made not later than the close of business on the Settlement Day relating to the day after the date such demand is received.

(b) Calculations. All calculations of Value and Exposure for purposes of Paragraphs 2 and 4(a) will be made by the relevant Valuation Agent as of the relevant Valuation Time. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the Local Business Day following the applicable Valuation Date (or, in the case of Paragraph 4(a), following the date of calculation).

(c)   Exchanges.

      (i) Unless otherwise specified in Paragraph 11, the Transferor may on any Local Business Day by notice inform the Transferee that it wishes to transfer to the Transferee Eligible Credit Support specified in that notice (the "New Credit Support") in exchange for certain Eligible Credit Support (the "Original Credit Support") specified in that notice comprised in the Transferor's Credit Support Balance.

      (ii) If the Transferee notifies the Transferor that it has consented to the proposed exchange, (A) the Transferor will be obliged to transfer the New Credit Support to the Transferee on the first Settlement Day following the date on which it receives notice (which may be oral telephonic notice) from the Transferee of its consent and (B) the Transferee will be obliged to transfer to the Transferor Equivalent Credit Support in respect of the Original Credit Support not later than the Settlement Day following the date on which the Transferee receives the New Credit Support, unless otherwise specified in Paragraph 11(d) (the "Exchange Date"); provided that the Transferee will only be obliged to transfer Equivalent Credit Support with a Value as of the date of transfer as close as practicable to, but in any event not more than, the Value of the New Credit Support as of that date.

                                                                    ISDA(R) 1995

Paragraph 4. Dispute Resolution

(a) Disputed Calculations or Valuations. If a party (a "Disputing Party") reasonably disputes (I) the Valuation Agent's calculation of a Delivery Amount or a Return Amount or (II) the Value of any transfer of Eligible Credit Support or Equivalent Credit Support, then:

      (1) the Disputing Party will notify the other party and the Valuation Agent (if the Valuation Agent is not the other party) not later than the close of business on the Local Business Day following, in the case of (I) above, the date that the demand is received under Paragraph 2 or, in the case of (II) above, the date of transfer;

      (2) in the case of (I) above, the appropriate party will transfer the undisputed amount to the other party not later than the close of business on the Settlement Day following the date that the demand is received under Paragraph 2;

      (3) the parties will consult with each other in an attempt to resolve the dispute; and

      (4) if they fail to resolve the dispute by the Resolution Time, then:

            (i) in the case of a dispute involving a Delivery Amount or Return Amount, unless otherwise specified in Paragraph 11(c), the Valuation Agent will recalculate the Exposure and the Value as of the Recalculation Date by:

                  (A) utilising any calculations of that part of the Exposure attributable to the Transactions that the parties have agreed are not in dispute;

                  (B) calculating that part of the Exposure attributable to the Transactions in dispute by seeking four actual quotations at mid-market from Reference Market-makers for purposes of calculating Market Quotation, and taking the arithmetic average of those obtained; provided that if four quotations are not available for a particular Transaction, then fewer than four quotations may be used for that Transaction, and if no quotations are available for a particular Transaction, then the Valuation Agent's original calculations will be used for the Transaction; and

                  (C) utilising the procedures specified in Paragraph 11(e)(ii) for calculating the Value, if disputed, of the outstanding Credit Support Balance;

            (ii) in the case of a dispute involving the Value of any transfer of Eligible Credit Support or Equivalent Credit Support, the Valuation Agent will recalculate the Value as of the date of transfer pursuant to Paragraph 11(e)(ii).

Following a recalculation pursuant to this Paragraph, the Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) as soon as possible but in any event not later than the Notification Time on the Local Business Day following the Resolution Time. The appropriate party will, upon demand following such notice given by the Valuation Agent or a resolution pursuant to (3) above and subject to Paragraph 3(a), make the appropriate transfer.

                                                                    ISDA(R) 1995

(b) No Event of Default. The failure by a party to make a transfer of any amount which is the subject of a dispute to which Paragraph 4(a) applies will not constitute an Event of Default for as long as the procedures set out in this Paragraph 4 are being carried out. For the avoidance of doubt, upon completion of those procedures, Section 5(a)(i) of this Agreement will apply to any failure by a party to make a transfer required under the final sentence of Paragraph 4(a) on the relevant due date.

Paragraph 5. Transfer of Title, No Security Interest, Distributions and Interest Amount

(a) Transfer of Title. Each party agrees that all right, title and interest in and to any Eligible Credit Support, Equivalent Credit Support, Equivalent Distributions or Interest Amount which it transfers to the other party under the terms of this Annex shall vest in the recipient free and clear of any liens, claims, charges or encumbrances or any other interest of the transferring party or of any third person (other than a lien routinely imposed on all securities in a relevant clearance system).

(b) No Security Interest. Nothing in this Annex is intended to create or does create in favour of either party any mortgage, charge, lien, pledge, encumbrance or other security interest in any cash or other property transferred by one party to the other party under the terms of this Annex.

(c)   Distributions and Interest Amount.

      (i) Distributions. The Transferee will transfer to the Transferor not later than the Settlement Day following each Distributions Date cash, securities or other property of the same type, nominal value, description and amount as the relevant Distributions ("Equivalent Distributions") to the extent that a Delivery Amount would not be created or increased by the transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed a Valuation Date for this purpose).

      (ii) Interest Amount. Unless otherwise specified in Paragraph 11(f)(iii), the Transferee will transfer to the Transferor at the times specified in Paragraph 11(f)(ii) the relevant Interest Amount to the extent that a Delivery Amount would not be created or increased by the transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed a Valuation Date for this purpose).

Paragraph 6. Default

If an Early Termination Date is designated or deemed to occur as a result of an Event of Default in relation to a party, an amount equal to the Value of the Credit Support Balance, determined as though the Early Termination Date were a Valuation Date, will be deemed to be an Unpaid Amount due to the Transferor (which may or may not be the Defaulting Party) for purposes of Section 6(e). For the avoidance of doubt, if Market Quotation is the applicable payment measure for purposes of Section 6(e), then the Market Quotation determined under Section 6(e) in relation to the Transaction constituted by this Annex will be deemed to be zero, and, if Loss is the applicable payment measure for purposes of Section 6(e), then the Loss determined under Section 6(e) in relation to the Transaction will be limited to the Unpaid Amount representing the Value of the Credit Support Balance.

                                                                    ISDA(R) 1995

Paragraph 7. Representation

Each party represents to the other party (which representation will be deemed to be repeated as of each date on which it transfers Eligible Credit Support, Equivalent Credit Support or Equivalent Distributions) that it is the sole owner of or otherwise has the right to transfer all Eligible Credit Support, Equivalent Credit Support or Equivalent Distributions it transfers to the other party under this Annex, free and clear of any security interest, lien, encumbrance or other restriction (other than a lien routinely imposed on all securities in a relevant clearance system).

Paragraph 8. Expenses

Each party will pay its own costs and expenses (including any stamp, transfer or similar transaction tax or duty payable on any transfer it is required to make under this Annex) in connection with performing its obligations under this Annex, and neither party will be liable for any such costs and expenses incurred by the other party.

Paragraph 9. Miscellaneous

(a) Default Interest. Other than in the case of an amount which is the subject of a dispute under Paragraph 4(a), if a Transferee fails to make, when due, any transfer of Equivalent Credit Support, Equivalent Distributions or the Interest Amount, it will be obliged to pay the Transferor (to the extent permitted under applicable law) an amount equal to interest at the Default Rate multiplied by the Value on the relevant Valuation Date of the items of property that were required to be transferred, from (and including) the date that the Equivalent Credit Support, Equivalent Distributions or Interest Amount were required to be transferred to (but excluding) the date of transfer of the Equivalent Credit Support, Equivalent Distributions or Interest Amount. This interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(b) Good Faith and Commercially Reasonable Manner. Performance of all obligations under this Annex, including, but not limited to, all calculations, valuations and determinations made by either party, will be made in good faith and in a commercially reasonable manner.

(c) Demands and Notices. All demands and notices given by a party under this Annex will be given as specified in Section 12 of this Agreement.

(d) Specifications of Certain Matters. Anything referred to in this Annex as being specified in Paragraph 11 also may be specified in one or more Confirmations or other documents and this Annex will be construed accordingly.

Paragraph 10. Definitions

As used in this Annex:

"Base Currency" means the currency specified as such in Paragraph 11(a)(i).

                                                                    ISDA(R) 1995

"Base Currency Equivalent" means, with respect to an amount on a Valuation Date, in the case of an amount denominated in the Base Currency, such Base Currency amount and, in the case of an amount denominated in a currency other than the Base Currency (the "Other Currency"), the amount of Base Currency required to purchase such amount of the Other Currency at the spot exchange rate determined by the Valuation Agent for value on such Valuation Date.

"Credit Support Amount" means, with respect to a Transferor on a Valuation Date,
(i) the Transferee's Exposure plus (ii) all Independent Amounts applicable to the Transferor, if any, minus (iii) all Independent Amounts applicable to the Transferee, if any, minus (iv) the Transferor's Threshold; provided, however, that the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero.

"Credit Support Balance" means, with respect to a Transferor on a Valuation Date, the aggregate of all Eligible Credit Support that has been transferred to or received by the Transferee under this Annex, together with any Distributions and all proceeds of any such Eligible Credit Support or Distributions, as reduced pursuant to Paragraph 2(b), 3(c)(ii) or 6. Any Equivalent Distributions or Interest Amount (or portion of either) not transferred pursuant to Paragraph 5(c)(i) or (ii) will form part of the Credit Support Balance.

"Delivery Amount" has the meaning specified in Paragraph 2(a).

"Disputing Party" has the meaning specified in Paragraph 4.

"Distributions" means, with respect to any Eligible Credit Support comprised in the Credit Support Balance consisting of securities, all principal, interest and other payments and distributions of cash or other property to which a holder of securities of the same type, nominal value, description and amount as such Eligible Credit Support would be entitled from time to time.

"Distributions Date" means, with respect to any Eligible Credit Support comprised in the Credit Support Balance other than cash, each date on which a holder of such Eligible Credit Support is entitled to receive Distributions or, if that date is not a Local Business Day, the next following Local Business Day.

"Eligible Credit Support" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 11(b)(ii) including, in relation to any securities, if applicable, the proceeds of any redemption in whole or in part of such securities by the relevant issuer.

"Eligible Currency" means each currency specified as such in Paragraph 11(a)(ii), if such currency is freely available.

"Equivalent Credit Support" means, in relation to any Eligible Credit Support comprised in the Credit Support Balance, Eligible Credit Support of the same type, nominal value, description and amount as that Eligible Credit Support.

"Equivalent Distributions" has the meaning specified in Paragraph 5(c)(i).

"Exchange Date" has the meaning specified in Paragraph 11(d).

                                                                    ISDA(R) 1995

"Exposure" means, with respect to a party on a Valuation Date and subject to Paragraph 4 in the case of a dispute, the amount, if any, that would be payable to that party by the other party (expressed as a positive number) or by that party to the other party (expressed as a negative number) pursuant to Section 6(e)(ii)(1) of this Agreement if all Transactions (other than the Transaction constituted by this Annex) were being terminated as of the relevant Valuation Time, on the basis that (i) that party is not the Affected Party and (ii) the Base Currency is the Termination Currency; provided that Market Quotations will be determined by the Valuation Agent on behalf of that party using its estimates at mid-market of the amounts that would be paid for Replacement Transactions (as that term is defined in the definition of "Market Quotation").

"Independent Amount" means, with respect to a party, the Base Currency Equivalent of the amount specified as such for that party in Paragraph 11
(b)(iii)(A); if no amount is specified, zero.

"Interest Amount" means, with respect to an Interest Period, the aggregate sum of the Base Currency Equivalents of the amounts of interest determined for each relevant currency and calculated for each day in that Interest Period on the principal amount of the portion of the Credit Support Balance comprised of cash in such currency, determined by the Valuation Agent for each such day as follows:

      (x)   the amount of cash in such currency on that day; multiplied by

      (y)   the relevant Interest Rate in effect for that day; divided by

      (z)   360 (or, in the case of pounds sterling, 365).

"Interest Period" means the period from (and including) the last Local Business Day on which an Interest Amount was transferred (or, if no Interest Amount has yet been transferred, the Local Business Day on which Eligible Credit Support or Equivalent Credit Support in the form of cash was transferred to or received by the Transferee) to (but excluding) the Local Business Day on which the current Interest Amount is transferred.

"Interest Rate" means, with respect to an Eligible Currency, the rate specified in Paragraph 11(f)(i) for that currency.

"Local Business Day", unless otherwise specified in Paragraph 1l(h), means:

      (i) in relation to a transfer of cash or other property (other than securities) under this Annex, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment;

      (ii) in relation to a transfer of securities under this Annex, a day on which the clearance system agreed between the parties for delivery of the securities is open for the acceptance and execution of settlement instructions or, if delivery of the securities is contemplated by other means, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place(s) agreed between the parties for this purpose;

                                                                    ISDA(R) 1995

      (iii) in relation to a valuation under this Annex, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place of location of the Valuation Agent and in the place(s) agreed between the parties for this purpose; and

      (iv) in relation to any notice or other communication under this Annex, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place specified in the address for notice most recently provided by the recipient.

"Minimum Transfer Amount" means, with respect to a party, the amount specified as such for that party in Paragraph 11(b)(iii)(C); if no amount is specified, zero.

"New Credit Support" has the meaning specified in Paragraph 3(c)(i).

"Notification Time" has the meaning specified in Paragraph 11(c)(iv).

"Recalculation Date" means the Valuation Date that gives rise to the dispute under Paragraph 4; provided, however, that if a subsequent Valuation Date occurs under Paragraph 2 prior to the resolution of the dispute, then the "Recalculation Date" means the most recent Valuation Date under Paragraph 2.

"Resolution Time" has the meaning specified in Paragraph 11(c)(i).

"Return Amount" has the meaning specified in Paragraph 2(b).

"Settlement Day" means, in relation to a date, (i) with respect to a transfer of cash or other property (other than securities), the next Local Business Day and
(ii) with respect to a transfer of securities, the first Local Business Day after such date on which settlement of a trade in the relevant securities, if effected on such date, would have been settled in accordance with customary practice when settling through the clearance system agreed between the parties for delivery of such securities or, otherwise, on the market in which such securities are principally traded (or, in either case, if there is no such customary practice, on the first Local Business Day after such date on which it is reasonably practicable to deliver such securities).

"Threshold" means, with respect to a party, the Base Currency Equivalent of the amount specified as such for that party in Paragraph 11(b)(iii)(B); if no amount is specified, zero.

"Transferee" means, in relation to each Valuation Date, the party in respect of which Exposure is a positive number and, in relation to a Credit Support Balance, the party which, subject to this Annex, owes such Credit Support Balance or, as the case may be, the Value of such Credit Support Balance to the other party.

"Transferor" means, in relation to a Transferee, the other party.

"Valuation Agent" has the meaning specified in Paragraph 11(c)(i).

"Valuation Date" means each date specified in or otherwise determined pursuant to Paragraph 11(c)(ii).

                                                                    ISDA(R) 1995

"Valuation Percentage" means, for any item of Eligible Credit Support, the percentage specified in Paragraph 11(b)(ii).

"Valuation Time" has the meaning specified in Paragraph 11(c)(iii).

"Value" means, for any Valuation Date or other date for which Value is calculated, and subject to Paragraph 4 in the case of a dispute, with respect to:

      (i) Eligible Credit Support comprised in a Credit Support Balance that is:

            (A) an amount of cash, the Base Currency Equivalent of such amount multiplied by the applicable Valuation Percentage, if any; and

            (B) a security, the Base Currency Equivalent of the bid price obtained by the Valuation Agent multiplied by the applicable Valuation Percentage, if any; and

      (ii) items that are comprised in a Credit Support Balance and are not Eligible Credit Support, zero.

                                                                    ISDA(R) 1995

                                                                  Execution Copy

Paragraph 11. Elections and Variables

(a)   Base Currency and Eligible Currency.

      (i)   "Base Currency" means GBP.

      (ii)  "Eligible Currency" means the Base Currency.

(b)   Credit Support Obligations.

      (i)   Delivery Amount, Return Amount and Credit Support Amount.

                  "Delivery Amount" has the meaning specified in Paragraph 2(a), as amended (I) by deleting the words "upon a demand made by the Transferee on or promptly following a Valuation Date" and inserting in lieu thereof the words "not later than the close of business on each Valuation Date" and (II) by deleting in its entirety the sentence beginning "Unless otherwise specified in Paragraph 11(b)" and inserting in lieu thereof the following:

                  "The "Delivery Amount" applicable to the Transferor for any Valuation Date will equal the greatest of:

                  (1) the amount by which (a) the Credit Support Amount (calculated according to the Fitch Criteria) exceeds (b) the Value (determined using the Fitch Valuation Percentages in Paragraph 11(b)(ii)) as of such Valuation Date of the Transferor's Credit Support Balance (adjusted to include any prior Delivery Amount and to exclude any prior Return Amount, the transfer of which, in each case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date);

                  (2) the amount by which (a) the Credit Support Amount (calculated according to the Moody's Criteria) exceeds
                        (b) the Value (determined using the applicable Moody's Valuation Percentages in Paragraph 11(b)(ii)) as of such Valuation Date of the Transferor's Credit Support Balance (adjusted to include any prior Delivery Amount and to exclude any prior Return Amount, the transfer of which, in each case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date); and

                  (3) the amount by which (a) the Credit Support Amount (calculated according to the S&P Criteria) exceeds (b) the Value (determined using the S&P's Valuation Percentages in Paragraph 11(b)(ii)) as of such Valuation Date of the Transferor's Credit Support Balance (adjusted to include any prior Delivery Amount and to exclude any prior Return Amount, the transfer of which, in each case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date)."

                  Provided that, in respect of any Valuation Date, the Value of the Eligible Credit Support to be transferred under Paragraph 2(a) shall be calculated using the applicable Valuation Percentages for the rating agency whose criteria have resulted in the greatest amount under (1), (2) and (3) above.

                  Provided further that if , in respect of any Valuation Date, the Delivery Amount is greater than zero, the Transferor will transfer to the Transferee sufficient Eligible Credit Support to ensure that, immediately following such transfer, none of the amounts calculated under (1), (2) and (3) of this Paragraph 11(b)(i)(A) shall be greater than zero.

            (A) "Return Amount" has the meaning as specified in Paragraph 2(b) as amended by deleting in its entirety the sentence beginning "Unless otherwise specified in Paragraph 11(b)" and inserting in lieu thereof the following:

                  "The "Return Amount" applicable to the Transferee for any Valuation Date will equal the least of:

                  (1) the amount by which (a) the Value (determined using the Fitch Valuation Percentages in Paragraph 11(b)(ii)) as of such Valuation Date of the Transferor's Credit Support Balance (adjusted to include any prior Delivery Amount and to exclude any prior Return Amount, the transfer of which, in each case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date) exceeds (b) the Credit Support Amount (calculated according to the Fitch Criteria) for such Valuation Date.

                  (2) the amount by which (a) the Value (determined using the Moody's Valuation Percentages in Paragraph 11(b)(ii)) as of such Valuation Date of the Transferor's Credit Support Balance (adjusted to include any prior Delivery Amount and to exclude any prior Return Amount, the transfer of which, in each case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date) exceeds (b) the Credit Support Amount (calculated according to the Moody's Criteria) for such Valuation Date; and

                  (3) the amount by which (a) the Value (determined using the S&P's Valuation Percentages in Paragraph 11(b)(ii)) as of such Valuation Date of the Transferor's Credit Support Balance (adjusted to include any prior Delivery Amount and to exclude any prior Return Amount, the transfer of which, in each case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date) exceeds (b) the Credit

                        Support Amount (calculated according to the S&P Criteria) for such Valuation Date, , provided that, if any of Part 5(k)(i)(B), Part 5(k)(i)(C) of the Agreement are satisfied at any time, the Return Amount for the purposes of satisfying the S&P Requirements shall be determined on the basis that the Threshold applicable to Party A is infinity."

                  Provided that, in respect of any Valuation Date, the Value of the Eligible Credit Support to be transferred under Paragraph 2(b) shall be calculated using the applicable Valuation Percentages for the rating agency whose criteria have resulted in the lowest amount under (1), (2) and (3) of this Paragraph 11(b)(i)(B).

                  Provided further that in no event shall the Transferee be required to transfer any Equivalent Credit Support under Paragraph 2(b) if, immediately following such transfer, any of the amounts calculated under (1), (2) and (3) of Paragraph 11(b)(i)(A) (Delivery Amount) would be greater than zero.

            (B) "Credit Support Amount" has the meaning given to such term in respect of each of the Rating Agencies' criteria set out in Paragraph 11(h)(v) below.

      (ii) Eligible Credit Support. The following items will qualify as "Eligible Credit Support" for Party A:

           Eligible Credit                     Moody's First      Moody's                 Valuation Percentage (S&P
           Support                             Trigger            Second                            and Fitch)
                                               Valuation          Trigger
                                               Percentage         Valuation
                                                                  Percentage

(A)        cash in an Eligible                       100%            100%                  100%
           Currency

(B)        Fixed-rate negotiable                                                           For the purposes of S&P 98.5%
           debt obligations                           98%             95%                  and for the purposes of Fitch,
           issued by the                                                                   the Advanced Rate (the
           Government of the                                                               "Advanced Rate") under the
           United Kingdom or                                                               heading "Notes' Rating/AAA" in
           the United States of                                                            the table entitled "Advanced
           America (with local                                                             Rates (%)" in Appendix 3 to
           and foreign currency                                                            Fitch's Structured Finance
           issuer ratings equal                                                            Report entitled "Counterparty
           to or greater than                                                              Risk in Structured Finance
           AA- by S&P, AA-                                                                 Transactions: Swap Criteria"
           by Fitch and Aa3 by                                                             dated 13 September, 2004 (the
           Moody's) having a                                                               "Fitch Report").
           remaining time to

                                       13


           maturity of not more
           than one year;

(C)        Fixed-rate negotiable                      98%             92%                  For the purposes of S&P, 92 per
           debt obligations                                                                cent., and for the purposes of
           issued by the                                                                   Fitch, the Advanced Rate.
           Government of the
           United Kingdom or
           the United States of
           America (with local
           and foreign currency
           issuer ratings equal
           to or greater than
           AA- by S&P, AA-
           by Fitch and Aa3 by
           Moody's) having a
           remaining time to
           maturity of more
           than one year but not
           more than 5 years;

(D)        Fixed-rate negotiable                      98%             89%                  For the purposes of S&P, 85.4
           debt obligations                                                                per cent., and for the purposes of
           issued by the                                                                   Fitch, the Advanced Rate.
           Government of the
           United Kingdom or
           the United States of
           America (with local
           and foreign currency
           issuer ratings equal
           to or greater than
           AA- by S&P, AA-
           by Fitch and Aa3 by
           Moody's) having a
           remaining time to
           maturity of more
           than 5 years but not
           more than 10 years;

(E)        Fixed-rate                                 98%             86%                  For the purposes of S&P, 76.8
           negotiable debt                                                                 per cent., and for the purposes of
           obligations issued                                                              Fitch, the Advanced Rate.
           by the Government
           of the United
           Kingdom or the
           United States of
           America (with local
           and foreign
           currency issuer
           ratings equal to or

                                       14

           greater than AA-
           by S&P, AA- by Fitch
           and Aa3 by
           Moody's) having a
           remaining time to
           maturity of more
           than 10 years but
           not more than 15
           years;

(F)        such other items as                 Zero, or such      Zero, or such            Such Valuation Percentage as
           agreed between Party                higher             higher                   agreed between Party A and the
           A and the Rating                    percentage in      percentage in            Rating Agencies from time to
           Agencies, from time                 respect of which   respect of               time in respect of such Eligible
           to time, which Party                Moody's has        which                    Credit Support.
           B can lawfully                      provided a         Moody's has
           receive from, and                   ratings            provided a
           transfer back to,                   affirmation        ratings
           Party A as required,                                   affirmation
           that will qualify as
           Eligible Credit
           Support.

                 Where negotiable debt obligations are rated by only one of the above relevant rating agencies, the rating applied will be based on the rating of that agency.

                 For the purpose of the above table, (I) "Moody's First Trigger Valuation Percentage" shall apply for so long as (A) the Second Rating Trigger Requirements do not apply or (B) less than 30 Local Business Days have elapsed since the last time the Second Rating Trigger Requirements did not apply and (II) "Moody's Second Trigger Valuation Percentage" shall apply for so long as the Second Rating Trigger Requirements do apply and 30 or more Local Business Days have elapsed since the last time the Second Rating Trigger Requirements did not apply.

      (iii) Thresholds.

            (A) "Independent Amount" means, for Party A and Party B, with respect to each Transaction, zero.

            (B)   "Threshold" means, for Party A,

                  infinity, unless Party A, in the event of: (a) an Initial S&P Note Downgrade Event or a Subsequent S&P Note Downgrade Event (which in each case, is continuing) has not otherwise complied with Part 5(j)(i)(B), Part 5(j)(i)(C) or Part 5(j)(i)(D) or
                  Part 5(j)(ii)(A) of the Agreement, as the case may be, (b) an Initial Fitch Note Downgrade Event or a First Subsequent Fitch Note Downgrade Event or a Second

                  Subsequent Fitch Note Downgrade Event (which in each case, is continuing) has not otherwise complied with Part 5(l)(i)(B),
                  Part 5(l)(i)(C), Part 5(l)(i)(D), Part 5(l)(ii)(B), Part 5(l)(ii)(C), Part 5(l)(ii)(D), Part 5(l)(iii)(A), Part 5(l)(iii)(B) or Part 5(l)(iii)(C) of the Agreement, as the case may be, then its Threshold shall be zero and in addition provided always that for so long as no Relevant Entity has the First Trigger Required Ratings and either (i) no Relevant Entity has had the First Trigger Required Ratings since this Annex was executed or (ii) at least 30 Local Business Days have elapsed since the last time a Relevant Entity had the First Trigger Required Ratings, the Threshold with respect to Party A shall also be set to zero.

                  "Threshold" means, for Party B: infinity

            (C) "Minimum Transfer Amount" means, with respect to Party A and Party B, GBP 50,000 provided, that if, (1) an Event of Default has occurred and is continuing in respect of which Party A is the Defaulting Party, or (2) an Additional Termination Event has occurred in respect of which Party A is an Affected Party, the Minimum Transfer Amount with respect to Party A shall be zero.

            (D) "Rounding". The Delivery Amount and the Return Amount will be rounded up and down to the nearest integral multiple of GBP 10,000 respectively, subject to the maximum Return Amount being equal to the Credit Support Balance.

(c)   Valuation and Timing.

      (i)   "Valuation Agent" means, Party A in all circumstances.

      (ii)  "Valuation Date" means the first Local Business Day in each week.

      (iii) "Valuation Time" means the close of business on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

      (iv) "Notification Time" means by 2:00 p.m., London time, on a Local Business Day.

(d) Exchange Date. "Exchange Date" has the meaning specified in Paragraph 3(c)(ii).

(e)   Dispute Resolution.

      (i) "Resolution Time" means 2:00 p.m., London time, on the Local Business Day following the date on which notice is given that gives rise to a dispute under Paragraph 4.

      (ii) Value. For the purpose of Paragraphs 4(a)(4)(i)(C) and 4(a)(4)(ii), the Value of the outstanding Credit Support Balance or of any transfer of Eligible Credit

            Support or Equivalent Credit Support, as the case may be, on the relevant date will be calculated as follows:

            (A) with respect to any Eligible Credit Support or Equivalent Credit Support comprising securities ("Securities") the Base Currency Equivalent of the sum of:

                  (a) (x) the last bid price on such date for such Securities on the principal national securities exchange on which such Securities are listed, multiplied by the applicable Valuation Percentage; or
                        (y) where any Securities are not listed on a national securities exchange, the bid price for such Securities quoted as at the close of business on such date by any principal market maker (which shall not be and shall be independent from the Valuation Agent) for such Securities chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage, or (z) if no such bid price is able to be obtained for such date under sub-paragraphs (x) or (y) above, the last bid price listed determined pursuant to sub-paragraph (x), or failing which sub-paragraph (y), as of the day next preceding such date on which such prices were available, multiplied by the applicable Valuation Percentage; and

                  (b) the accrued interest where applicable on such Securities (except to the extent that such interest shall have been paid to the Transferor pursuant to Paragraph 5(c)(ii) or included in the applicable price referred to in Paragraph 11(e)(ii)(A)(a) above) as of such date, provided that it is understood that in no circumstances shall the Transferee be required to transfer a Return Amount in excess of the Credit Support Balance;

            (B) with respect to any Cash, the Base Currency Equivalent of the amount thereof; and

            (C) with respect to any Eligible Credit Support or Equivalent Credit Support other than Securities and Cash, the Base Currency Equivalent of the fair market value thereof on such date, as determined in any reasonable manner chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage.

      (iii) Alternative. The provisions of Paragraph 4 will apply.

(f)   Distribution and Interest Amount.

      (i) Interest Rate. The "Interest Rate" in relation to each Eligible Currency specified below will be:

            Eligible Currency     Interest Rate


            GBP                   For the relevant determination date,
                                  "SONIA", which means the reference rate
                                  equal to the overnight rate as calculated by the Wholesale Market Brokers Association which appears on Telerate Page 3937 under the heading "Sterling Overnight Index" as of 9.00 a.m., London time, on the first London Banking Day following that day.

      (ii) Transfer of Interest Amount. The transfer of the Interest Amount will be made on the first Local Business Day following the end of each calendar month, provided that: (1) Party B has earned and received such amount of interest, and (2) a Delivery Amount would not arise as a result of, or if already existing, would not be increased by, such transfer on such date or on any other Local Business Day on which Equivalent Credit Support is to be transferred to the Transferor pursuant to Paragraph 2(b).

      (iii) Alternative to Interest Amount. The provisions of Paragraph 5(c)(ii) will apply. For the purposes of calculating the Interest Amount the amount of interest calculated for each day of the Interest Period shall, with respect to any Eligible Currency, be compounded daily.

      (iv) Interest Amount. The definition of "Interest Amount" in Paragraph 10 shall be deleted and replaced with the following:

            ""Interest Amount" means, with respect to an Interest Period and each portion of the Credit Support Balance comprised of cash in an Eligible Currency, the sum of the amounts of interest determined for each day in that Interest Period by the Valuation Agent as follows:

            (x) the amount of such currency comprised in the Credit Support Balance at the close of business for general dealings in the relevant currency on such day (or, if such day is not a Local Business Day, on the immediately preceding Local Business Day); multiplied by

            (y)   the relevant Interest Rate; divided by

            (z)   360 (or in the case of Pounds Sterling, 365)."

(g)   Addresses for Transfers.

      Party A: To be advised.

      Party B: To be advised.

(h)   Other Provisions.

      (i)   Transfer Timing

            (A) The final paragraph of Paragraph 3(a) shall be deleted and replaced with the following:

                  "Subject to Paragraph 4, and unless otherwise specified, any transfer of Eligible Credit Support or Equivalent Credit Support (whether by the

                  Transferor pursuant to Paragraph 2(a) or by the Transferee pursuant to Paragraph 2(b)) shall be made not later than the close of business on the Settlement Day."

            (B) The definition of Settlement Day shall be deleted and replaced with the following:

                  "Settlement Day" means the next Local Business Day after the Demand Date.

            (C)   For the purposes of this Paragraph 11(h)(i):

                  "Demand Date" means, with respect to a transfer by a party:

                  (i) in the case of a transfer pursuant to Paragraph 2, Paragraph 3 or Paragraph 4(a)(2), the relevant Valuation Date (assuming that, in the case of any transfer to be made by the Transferee, the Transferee has received a demand on such date from the Transferor). For the purposes of Paragraph 2 and Paragraph 4(a)(2), the Transferor will be deemed to receive notice of the demand by the Transferee to make a transfer of Eligible Credit Support; and

                  (ii) in the case of a transfer pursuant to Paragraph 3(c)(ii)(A), the date on which the Transferee has given its consent to the proposed exchange.

                  On each Demand Date the Transferor shall deliver to the Transferee and the Note Trustee a statement showing the amount of Eligible Credit Support to be delivered.

      (ii)  Early Termination

            The heading for Paragraph 6 shall be deleted and replaced with "Early Termination" and the following shall be added after the word "party" in the second line of Paragraph 6, "or a Termination Event where all Transactions are Affected Transactions".

      (iii) Costs of Transfer on Exchange

            Notwithstanding Paragraph 8, the Transferor will be responsible for, and will reimburse the Transferee for, all costs and expenses (including any stamp, transfer or similar transaction tax or duty payable on any transfer that it is required to make under this Annex) in connection with performing both its and the Transferee's obligations under this Annex, including but not limited to those involved in the transfer of Eligible Credit Support or Equivalent Credit Support either from the Transferor to the Transferee or from the Transferee to the Transferor hereto.

      (iv)  Single Transferor and Single Transferee

            Party A and Party B agree that the definitions of "Transferee" and "Transferor" in Paragraph 10 of this Annex shall be deleted in their entirety and replaced with the following in lieu thereof:
            ""Transferor" means Party A; and "Transferee" means Party B, and, for the avoidance of doubt, only Party A will be required to make transfers of Delivery Amounts and Eligible Credit Support hereunder.

      (v) "Ratings Criteria" means, the criteria used by S&P (as set out in S&P's Structure Finance report entitled "Global Interest Rate and Currency Swaps: Calculating the Collateral Required Amount" publication dated 26 February 2004 and S&P's article entitled "Standard and Poor's Global Interest Rate and Currency Swap Counterparty Rating Criteria Expanded" publication dated 17 December 2003 (the "S&P Publications")) ("S&P Criteria"), the criteria used by Moody's ("Moody's Criteria") and the criteria used by Fitch (as set out in the Fitch Report) ("Fitch Criteria") for the purposes of determining the amount of Eligible Credit Support Party A is required to transfer hereunder following a credit ratings downgrade where Party A has opted to or is required to transfer Eligible Credit Support in support of its obligations under the Agreement pursuant to Part 5(j), Part 5(k) and/or Part 5(l), as the case may be, of the Schedule to the Agreement, in respect of each of which the definition of "Credit Support Amount" is set out below.

            Moody's Criteria

            "Credit Support Amount" shall be calculated in accordance with the meaning specified in Paragraph 10, provided however that the words "Transferee's Exposure" in the second line thereof shall be replaced with "Moody's Collateral Amount". For such purposes "Moody's Collateral Amount" means:

            (i) for so long as Party A's Threshold is zero by virtue of the proviso in the definition of "Threshold" in respect of Party A, (A) the Second Rating Trigger Requirements do not apply or (B) less than 30 Local Business Days have elapsed since the last time the Second Rating Trigger Requirements did not apply, the greater of:

                  (I)   zero; and

                  (II) the sum of (x) the Transferee's Exposure and (y) the aggregate of the Additional First Trigger Collateral Amounts for all Transactions (other than the Transaction constituted by this Annex),

                        (where "Additional First Trigger Collateral Amount" means, for each Transaction, the lesser of:

                        (a) the Transaction Notional Amount for such Transaction multiplied by 0.025; and

                        (b)   the sum of:

                              (A) the Transaction Notional Amount for such Transaction multiplied by 0.01; and

                              (B)   DV01 for such Transaction multiplied by 10;

            (ii) for so long as the Second Rating Trigger Requirements do apply and 30 or more Local Business Days have elapsed since the last time the Second Rating Trigger Requirements did not apply, the greater of:

                  (I)   zero;

                  (II) the aggregate amount of the Net Payments for all Next Payment Dates with respect to all Transactions (other than the Transaction constituted by this Annex); and

                  (III) the sum of (x) the Transferee's Exposure and (y) the
                        aggregate of the Additional Second Trigger Collateral Amounts for all Transactions (other than the Transaction constituted by this Annex),

                        where, "Additional Second Trigger Collateral Amount" means, for each Transaction, the lesser of:

                        (a) the Transaction Notional Amount for such Transaction multiplied by 0.11; and

                        (b)   the sum of::

                              (A) the Transaction Notional Amount for such Transaction multiplied by 0.06; and

                              (B)   DV01 for such Transaction multiplied by 30;
                                    and

            (iii) at any other time, zero.


            S&P Criteria

            "Credit Support Amount" shall mean:

            (i) at any time Party A's Threshold is zero by virtue of paragraph (a) in the definition of "Threshold" in respect of Party A, an amount calculated in accordance with the S&P Criteria as set out in the S&P Publications; except that, references therein to "the notional balance of the swap" shall be read for the purposes of carrying out such calculation, as being to the Basis Rate Transactions Aggregate Notional Amount (as defined herein); and

            (ii)  at all other times, zero.


            Fitch Criteria

            "Credit Support Amount" shall mean:

            (i) at any time Party A's Threshold is zero by virtue of paragraph (b) in the definition of "Threshold" in respect of Party A, for the purposes of the Fitch Criteria with respect to a Transferor on a Valuation Date the result of the following formula:

            max [MV plus VC multiplied by 105 per cent. multiplied by N;0]

            where:

            "max" means maximum;

            "MV" means the Transferee's Exposure;

            "VC" means the applicable volatility cushion at that time determined by reference to the table headed "Volatility Cushion (%)" appearing at the end of Appendix 2 to the Fitch Criteria (and for such purpose calculating the relevant Weighted Average Life assuming a zero prepayment rate and zero default rate in relation to the Mortgages beneficially owned by Party B); and

            "N" means the Basis Swap Transactions Aggregate Notional Amount at that time; and

            (ii) at all other times, zero.

      (vi)  Calculations

            Paragraph 3(b) of this Annex shall be amended by inserting the words "and shall provide each party (or the other party, if the Valuation Agent is a party) with a description in reasonable detail of how such calculations were made, upon reasonable request" after the word "calculations" in the third line thereof.

      (vii) Demands and Notices

            All demands, specifications and notices under this Annex will be made pursuant to Section 12 of this Agreement.

      (viii) Exposure

            "Exposure" has the meaning specified in Paragraph 10, except that
            (1) after the word "Agreement" the words "(assuming, for this purpose only, that Part 5(w) of the Schedule is deleted)" shall be inserted and (2) at the end of the definition of Exposure, the words "with terms substantially the same as those of this Agreement" shall be added and (3) for the purpose of calculating Exposure pursuant to the meaning set out in Paragraph 10 of the Annex, the Valuation Agent shall, unless otherwise agreed in writing by the Rating Agencies, seek two quotations from Reference Market-makers; provided that if two Reference Market-makers are not available to provide a quotation, then fewer than two Reference Market-makers may be used for such purpose, and if no Reference Market-maker is available, then the Valuation Agent's estimate at mid-market will be used. Where more than one quotation is obtained, the quotation representing the greatest amount of the Transferee's Exposure shall be used by the Valuation Agent.

      (ix)  Paragraph 6

            For the purposes of determining the Credit Support Balance pursuant to Paragraph 6, the definition of Value in Paragraph 10 shall be amended by deleting the words "multiplied by the applicable Valuation Percentage, if any" from sub-paragraphs
            (i)(A) and (i)(B).

      (x)   Distributions

            "Distributions" has the meaning specified in Paragraph 10, except that the words "to which a holder of securities of the same type, nominal value, description and amount as such Eligible Credit Support would be entitled from time to time" shall be deleted and replaced by the words "received by the Transferee in respect of such Eligible Credit Support".

            "Distribution Date" has the meaning specified in Paragraph 10, except that the words "a holder of such Eligible Credit Support is entitled to receive Distributions" shall be deleted and replaced by the words "Distributions are received by the Transferee".

      (xi)  Definitions

            As used in this Annex, the following terms shall mean:

            "Basis Swap Transactions No. 1/17 Aggregate Notional Amounts" means in respect of a Valuation Date the aggregate Notional Amounts of the Basis Rate Swap Transactions No. 1/17 as at such Valuation Date; and, for the avoidance of doubt, such amount shall not include the Notional Amount (as defined in the Basis Rate Swap Transaction No. 1/17 Confirmation) of the Basis Rate Swap Transaction No. 1/17;

            "Basis Swap Transactions No. 1/20 Aggregate Notional Amounts" means in respect of a Valuation Date the aggregate Notional Amounts of the Basis Rate Swap Transactions No. 1/20 as at such Valuation Date; and, for the avoidance of doubt, such amount shall not include the Notional Amount (as defined in the Basis Rate Swap Transaction No. 1/20 Confirmation) of the Basis Rate Swap Transaction No. 1/20;

            "Basis Swap Transactions Aggregate Notional Amounts" means in respect of a Valuation Date the aggregate of the Basis Swap Transaction No. 1/17 Aggregate Notional Amounts and the Basis Swap Transaction No. 1/20 Aggregate Notional Amounts as at such Valuation Date;

            "Basis Rate Swap Transaction Confirmation No. 1/17" means the Confirmation so referenced between Party A and Party B dated on or about the date hereof;

            "Basis Rate Swap Transaction Confirmation No. 1/17A" means the Confirmation so referenced between Party A and Party B dated on or about the date hereof;

            "Basis Rate Swap Transaction Confirmation No. 1/17B" means the Confirmation so referenced between Party A and Party B dated on or about the date hereof;

            "Basis Rate Swap Transaction Confirmation No. 1/17C" means the Confirmation so referenced between Party A and Party B dated on or about the date hereof;

            "Basis Rate Swap Transaction Confirmation No. 1/20" means the Confirmation so referenced between Party A and Party B dated on or about the date hereof;

            "Basis Rate Swap Transaction Confirmation No. 1/20A" means the Confirmation so referenced between Party A and Party B dated on or about the date hereof;

            "Basis Rate Swap Transaction Confirmation No. 1/20B" means the Confirmation so referenced between Party A and Party B dated on or about the date hereof;

            "Basis Rate Swap Transaction Confirmation No. 1/20C" means the Confirmation so referenced between Party A and Party B dated on or about the date hereof;

            "Basis Rate Swap Transaction No. 1/17" means the Transaction entered into between Party A and Party B dated on or about the date hereof and confirmed in the Basis Rate Swap Transaction Confirmation No. 1/17;

            "Basis Rate Swap Transaction No. 1/17A" means the Transaction entered into between Party A and Party B dated on or about the date hereof and confirmed in the Basis Rate Swap Transaction Confirmation No. 1/17A;

            "Basis Rate Swap Transaction No. 1/17B" means the Transaction entered into between Party A and Party B dated on or about the date hereof and confirmed in the Basis Rate Swap Transaction Confirmation No. 1/17B;

            "Basis Rate Swap Transaction No. 1/17C" means the Transaction entered into between Party A and Party B dated on or about the date hereof and confirmed in the Basis Rate Swap Transaction Confirmation No. 1/17C;

            "Basis Rate Swap Transactions No. 17" means the Basis Rate Swap Transaction No. 17A, the Basis Rate Swap Transaction No. 17B and the Basis Rate Swap Transaction No. 17C;

            "Basis Rate Swap Transaction No. 1/20" means the Transaction entered into between Party A and Party B dated on or about the date hereof and confirmed in the Basis Rate Swap Transaction Confirmation No. 1/20;

            "Basis Rate Swap Transaction No. 1/20A" means the Transaction entered into between Party A and Party B dated on or about the date hereof and confirmed in the Basis Rate Swap Transaction Confirmation No. 1/20A;

            "Basis Rate Swap Transaction No. 1/20B" means the Transaction entered into between Party A and Party B dated on or about the date hereof and confirmed in the Basis Rate Swap Transaction Confirmation No. 1/20B;

            "Basis Rate Swap Transaction No. 1/20C" means the Transaction entered into between Party A and Party B dated on or about the date hereof and confirmed in the Basis Rate Swap Transaction Confirmation No. 1/20C;

            "Basis Rate Swap Transactions No. 20" means the Basis Rate Swap Transaction No. 20A, the Basis Rate Swap Transaction No. 20B and the Basis Rate Swap Transaction No. 20C;

            "DV01" means with respect to a Transaction and any date of determination, the estimated change in the Transferee's Exposure with respect to such Transaction that would result from a one basis point change in the relevant swap curve on such date, as determined by the Valuation Agent in good faith and in a commercially reasonable manner. The Valuation Agent shall, upon request of Party B, provide to Party B a statement showing in reasonable detail such calculation;

            "Fitch" means Fitch Ratings Ltd and includes any successors thereto;

            "Moody's" means Moody's Investors Service Limited and includes any successors thereto;

            "Next Payment" means, in respect of each Next Payment Date, the greater of (i) the amount of any payments due to be made by Party A under Section 2(a) on such Next Payment Date less any payments due to be made by Party B under Section 2(a) on such Next Payment Date (in each case, after giving effect to any applicable netting under Section 2(c)) and (ii) zero;

            "Next Payment Date" means each date on which the next scheduled payment under any Transaction is due to be paid;

            "Rating Agencies" means Moody's, S&P and Fitch; and

            "S&P" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies Inc. and includes any successors thereto.

            "Transaction Notional Amount" means in respect of a Valuation Date, the Notional Amount of a Transaction as at such Valuation Date.


              [The rest of the page is intentionally left blank]

IN WITNESS WHEREOF the parties have executed this Annex on the respective dates specified below with effect from the date specified on the first page of this document.

NORTHERN ROCK PLC                       GRANITE FINANCE FUNDING 2
                                        LIMITED
                                        -------------------------------------


By:                                     By:
--------------------------------        -------------------------------------
Name:                                        Name:
Title:                                       Title:
Date:                                        Date:

                                                             Execution Version


                                                        (Basis Rate Swap 1/17)

From:         Northern Rock plc
              Northern Rock House
              Gosforth
              Newcastle Upon Tyne
              NE3 4PL

To:           Granite Finance Funding 2 Limited
              Fifth Floor
              100 Wood Street
              London
              EC2V 7EX

Attention:    Securitisation Team, Risk Operations

                                                                   17 May 2007


Dear Sirs

Basis Rate Swap Transaction No. 1/17 Confirmation

The purpose of this letter is to confirm the terms and conditions of the swap transaction entered into between us on the Trade Date specified below (the Swap Transaction). This letter constitutes a "Confirmation" as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of 19 January 2005, as amended and supplemented from time to time (the Agreement), between us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the Definitions), are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the Definitions. Any terms not otherwise defined herein or in the Definitions shall have the meanings given to them in the Programme Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy LLP on 19 January 2005 (as the same may be amended, restated, varied, supplemented and/or otherwise modified from time to time with the consent of the parties hereto) (the Master Definitions Schedule).

Defined Terms

As used in this Confirmation:

Aggregate Funding 2 Amount means, in respect of a Monthly Date, the sum of the Funding 2 Amount and any Further Issue Funding 2 Amounts.

Aggregate Swap Provider Amount means, in respect of a Monthly Date, the sum of the Swap Provider Amount and any Further Issue Swap Provider Amounts.

Assignment Date has the meaning given to such term in the Master Definitions Schedule.

Average Fixed Rate Mortgage Loan Balance means, (i) in respect of a Swap Determination Period, an amount equal to the sum of the aggregate of the outstanding current balances of the Fixed Rate Mortgage Loans at the start of business on the first day of such Swap Determination Period, and (ii) in respect of a Further Issue Determination Period, an amount equal to the sum of the aggregate of the outstanding current balances of the Further Issue Fixed Rate Mortgage Loans at the start of business on the first day of such Further Issue Determination Period, in the case of both (i) and (ii) above, as notified to the Calculation Agent by the Cash Manager in accordance with the Cash Management Agreement.

Average Flexible Mortgage Loan Balance means, (i) in respect of a Swap Determination Period, an amount equal to the sum of the aggregate of the outstanding current balances of the Flexible Mortgage Loans at the start of business on the first day of such Swap Determination Period, and (ii) in respect of a Further Issue Determination Period, an amount equal to the sum of the aggregate of the outstanding current balances of the Further Issue Flexible Mortgage Loans at the start of business on the first day of such Further Issue Determination Period, in the case of both (i) and (ii) above, as notified to the Calculation Agent by the Cash Manager in accordance with the provisions of the Cash Management Agreement.

Average Mortgage Loan Balance means, in respect of a Swap Determination Period, the sum of the Average Fixed Rate Mortgage Loan Balance, the Average Variable Rate Mortgage Loan Balance and the Average Flexible Mortgage Loan Balance.

Average Variable Rate Mortgage Loan Balance means, (i) in respect of a Swap Determination Period, an amount equal to the sum of the aggregate of the outstanding current balances of the Variable Rate Mortgage Loans at the start of business on the first day of such Swap Determination Period, and (ii) in respect of a Further Issue Determination Period, an amount equal to the sum of the aggregate of the outstanding current balances of the Further Issue Variable Rate Mortgage Loans at the start of business on the first day of such Further Issue Determination Period, in the case of both (i) and (ii) above, as notified to the Calculation Agent by the Cash Manager in accordance with the provisions of the Cash Management Agreement.

Blended Rate means, in respect of a Swap Determination Period, a rate of interest equal to the sum of (i) the Weighted Average Fixed Rate for such Swap Determination Period multiplied by the Fixed Rate Ratio for such Swap Determination Period; (ii) the Variable Rate Swap SVR for such Swap Determination Period multiplied by the Variable Rate Ratio for such Swap Determination Period, and (iii) the Flexible Swap Rate for such Swap Determination Period multiplied by the Flexible Ratio for such Swap Determination Period.

Blended Spread means, in respect of a Swap Determination Period, a percentage equal to the sum of (i) the Fixed Rate Spread for such Swap Determination Period multiplied by the Fixed Rate Ratio for such Swap Determination Period; (ii) the Variable Rate Spread for such Swap Determination Period multiplied by the Variable Rate Ratio for such Swap Determination Period, and (iii) the Flexible Spread for such Swap Determination Period multiplied by the Flexible Ratio for such Swap Determination Period.

Contribution Date has the meaning given to such term in the Master Definitions Schedule.

Fixed Rate Mortgage Loans means those Mortgage Loans within the Mortgage Portfolio from time to time which are subject to fixed rates of interest set by reference to a predetermined interest rate or series of interest rates for a fixed period or periods or are subject to a maximum rate of interest (and charge interest at the lesser of a variable rate and such maximum rate) for a fixed period or periods (and shall, for the avoidance of doubt, exclude Variable Rate Mortgage Loans and Flexible Mortgage Loans save for Flexible Mortgage Loans which are, at the relevant time, subject to such fixed rates of interest or such maximum rates of interest arrangements and shall also exclude any Fixed Rate Mortgage Loans which have become Re-Fixed Mortgage Loans during the immediately preceding Swap Determination Period).

Fixed Rate Ratio means, (i) in respect of a Swap Determination Period, the Average Fixed Rate Mortgage Loan Balance divided by the Average Mortgage Loan Balance, and (ii) in respect of a Further Issue Determination Period, the Further Issue Average Fixed Rate Mortgage Loan Balance divided by the Further Issue Average Mortgage Loan Balance.

Fixed Rate Spread means 0.21 per cent. per annum or such other percentage amount as Party A may notify to Party B and the Funding 2 Security Trustee in writing from time to time in accordance with paragraph 4 of this Confirmation.

Flexible Mortgage Loans means those Mortgage Loans within the Mortgage Portfolio that typically incorporate features that give the borrower options (which may be subject to certain conditions) to, among other things, make further drawings on the mortgage loan account, and/or to overpay or underpay interest and principal in a given month and/or to take a payment holiday (and shall, for the avoidance of doubt, exclude: (i) Flexible Mortgage Loans which are, at the relevant time, subject to fixed rates of interest set by reference to a pre-determined interest rate or series of interest rates for a fixed period or periods are subject to a maximum rate of interest (and charge interest at the lesser of a variable rate and such maximum rate) for a fixed period or periods (which shall, for such fixed period, constitute Fixed Mortgage Loans); and (ii) Variable Rate Mortgage Loans).

Flexible Ratio means, (i) in respect of a Swap Determination Period, the Average Flexible Mortgage Loan Balance divided by the Average Mortgage Loan Balance, and
(ii) in respect of a Further Issue Determination Period, the Further Issue Average Flexible Mortgage Loan Balance divided by the Further Issue Average Mortgage Loan Balance.

Flexible Spread means 1.55 per cent. per annum or such other percentage amount as Party A may notify to Party B and the Funding 2 Security Trustee in writing from time to time in accordance with paragraph 4 of this Confirmation.

Flexible Swap Rate means, (i) in respect of a Swap Determination Period, a rate of interest equal to the Variable Rate Swap SVR for such Swap Determination Period minus the weighted average of the discounts charged to borrowers of Flexible Mortgage Loans as at the start of business on the first day of such Swap Determination Period, and (ii) in respect of a Further Issue Determination Period, a rate of interest equal to the Variable Rate Swap SVR for such Further Issue Determination Period minus the weighted average of the discounts charged to borrowers of Flexible Mortgage Loans in the New Mortgage Portfolio as at the start of business on the first day of such Further Issue Determination Period, in the case of both (i) and (ii), the weighted average being calculated by reference to the then outstanding current balances of such Flexible Mortgage Loans as at that date, as determined by the Cash Manager in accordance with the provisions of the Cash Management Agreement.

Funding 2 means Granite Finance Funding 2 Limited.

Funding 2 Amount means, in respect of a Monthly Date, an amount in Sterling equal to the amount produced by applying the Blended Rate for the Swap Determination Period ending immediately prior to such Monthly Date to the Notional Amount in respect of such Swap Determination Period, such amount to be calculated by the Calculation Agent on the basis of the number of days in such Swap Determination Period, divided by 360 (the number of days to be calculated on the basis of a year of 360 days with twelve 30-day months, without regard to the date of the first day or last day of the Swap Determination Period).

Funding 2 Share has the meaning given to such term in the Master Definitions Schedule.

Further Issue means an increase in the Funding 2 Share on a Further Issue Date; the amount of such increase for a particular Further Issue Date being a Further Issue Amount.

Further Issue Average Fixed Rate Mortgage Loan Balance means, in respect of a Further Issue Determination Period, an amount equal to the sum of the aggregate of the outstanding current balances of the Fixed Rate Mortgage Loans in the New Mortgage Portfolio as at the first day of such Further Issue Determination Period (after taking account of any transfer of a New Mortgage Portfolio to the Mortgages Trustee on such date) as notified to the Calculation Agent by the Cash Manager in accordance with the Cash Management Agreement.

Further Issue Average Flexible Mortgage Loan Balance means, in respect of a Further Issue Determination Period, an amount equal to the sum of the aggregate of the outstanding current balances of the Flexible Mortgage Loans in the New Mortgage Portfolio as at the first day of such Further Issue Determination Period (after taking account of any transfer of a New Mortgage Portfolio to the Mortgages Trustee on such date) as notified to the Calculation Agent by the Cash Manager in accordance with the provisions of the Cash Management Agreement.

Further Issue Average Mortgage Loan Balance means, in respect of a Further Issue Determination Period, the sum of the Further Issue Average Fixed Rate Mortgage Loan Balance, the Further Issue Average Variable Rate Mortgage Loan Balance and the Further Issue Average Flexible Mortgage Loan Balance.

Further Issue Average Variable Rate Mortgage Loan Balance means, in respect of a Further Issue Determination Period, an amount equal to the sum of the aggregate of the outstanding current balances of the Variable Rate Mortgage Loans in the New Mortgage Loan Portfolio as at the first day of such Further Issue Determination Period (after taking account of any transfer of a New Mortgage Portfolio to the Mortgages Trustee on such date) as notified to the Calculation Agent by the Cash Manager in accordance with the provisions of the Cash Management Agreement.

Further Issue Blended Rate means, in respect of a Further Issue Determination Period, a rate of interest equal to the sum of (i) the Weighted Average Fixed Rate for such Further Issue Determination Period multiplied by the Fixed Rate Ratio for such Further Issue Determination Period; (ii) the Variable Rate Swap SVR for such Further Issue Determination Period multiplied by the Variable Rate Ratio for such Further Issue Determination Period, and (iii) the Flexible Swap Rate for such Further Issue Determination Period multiplied by the Flexible Ratio for such Further Issue Determination Period.

Further Issue Blended Spread means in respect of a Further Issue Determination Period, a percentage equal to the sum of (i) the Fixed Rate Spread for such Further Issue Determination Period multiplied by the Fixed Rate Ratio for such Further Issue Determination Period; (ii) the Variable Rate Spread for such Further Issue Determination Period multiplied by the Variable Rate Ratio for such Further Issue Determination Period, and (iii) the Flexible Spread for such Further Issue Determination Period multiplied by the Flexible Ratio for such Further Issue Determination Period.

Further Issue Date means a Contribution Date or an Assignment Date on which Loan Tranches with Loan Payment Dates scheduled to fall on the seventeenth day of any month are advanced to Funding 2 under the Global Intercompany Loan Agreement, and which, as the case may be and, for the avoidance of doubt, does not include any Distribution Date regardless of whether or not such date is also a Contribution Date or an Assignment Date.

Further Issue Determination Period means a period commencing on (and including) a Further Issue Date and ending on (but excluding) the next occurring Swap Determination Date.

Further Issue Fixed Rate Mortgage Loans means in respect of a Further Issue, those Fixed Rate Mortgage Loans comprised in the Further Issue Mortgage Portfolio relating to such Further Issue.

Further Issue Flexible Mortgage Loans means in respect of a Further Issue, those Flexible Mortgage Loans comprised in the Further Issue Mortgage Portfolio relating to such Further Issue.

Further Issue Funding 2 Amount means, in respect of a Further Issue Determination Period, an amount in Sterling equal to the amount produced by applying (i) in respect of each Contribution Date which is not also an Assignment Date, the Blended Rate for the Swap Determination Period in which such Further Issue Determination Period falls, and (ii) in respect of each Contribution Date which is also an Assignment Date, the Further Issue Blended Rate for such Further Issue Determination Period, to the Further Issue Notional Amount, such amount to be calculated by the Calculation Agent on the basis of the number of days in such Further Issue Determination Period, divided by 360 (the number of days to be calculated on the basis of a year of 360 days with 12 30-day months, without regard to the date of the first day or last day of the Further Issue Determination Period). For the avoidance of doubt, there will be a Further Issue Funding 2 Amount in respect of each Further Issue Date that occurs during a Swap Determination Date.

Further Issue Mortgage Portfolio means in respect of a Further Issue, the New Mortgage Portfolio (if any) that is transferred to the Mortgages Trustee on the relevant Assignment Date.

Further Issue Notional Amount means in respect of a Further Issue, the Further Issue Amount relating to such Further Issue.

Further Issue Swap Provider Amount means in respect of a Monthly Date and a Further Issue Determination Period which ends immediately prior to such Monthly Date, an amount in Sterling, which is equal to the amount produced by applying, a rate equal to One Month LIBOR applicable to the Monthly Determination Period in which such Further Issue Determination Period falls, plus (i) in respect of each Contribution Date which is not also the Assignment Date with respect to such Contribution Date, the Blended Spread for the Swap Determination Period in which such Further Issue Determination Period falls, and (ii) in respect of each Contribution Date which is the Assignment Date with respect to such Contribution Date, the Further Issue Blended Spread for the Further Issue Determination Period, to the Further Issue Notional Amount, such amount to be calculated by the Calculation Agent on the basis of the actual number of days in such Further Issue Determination Period, divided by 365. For the avoidance of doubt, there will be a Further Issue Swap Provider Amount in respect of each Further Issue Date that occurs during a Swap Determination Date.

Further Issuer Variable Rate Mortgage Loans means in respect of a Further Issue, those Variable Rate Mortgage Loans comprised in the Further Issue Mortgage Portfolio relating to such Further Issue.

Loan Tranche has the meaning given to such term in the Master Definitions Schedule.

Monthly Date means the seventeenth day of each calendar month from, and including 17 June 2007 to, but excluding, the Termination Date, subject to adjustment in accordance with the Following Business Day Convention. It is understood that payments to be made on any given payment date referred to under "Payments" below shall be those payments relating to the Swap Determination Period and/or Monthly Determination Period and any Further Issue Determination Period immediately preceding such Monthly Date.

Monthly Determination Period means each period from, and including, one Monthly Date to, but excluding, the next Monthly Date during the Term of the Transaction except that (a) the initial Monthly Determination Period will commence on, and include, the Effective Date and (b) the final Monthly Determination Period will end on, but exclude, the Termination Date.

Mortgage Conditions has the meaning given to such term in the Master Definitions Schedule.

Mortgage Portfolio has the meaning given to such term in the Master Definitions Schedule.

Mortgages Trustee has the meaning given to such term in the Master Definitions Schedule.

New Mortgage Portfolio has the meaning given to such term in the Master Definitions Schedule.

Notes has the meaning given to such term in the Master Definitions Schedule.

Notional Amount means, in respect of any Swap Determination Period an amount in Sterling equal to (a) the Funding 2 Share as determined on the first day of such Swap Determination Period (multiplied by the Relevant Fraction), minus (b) the aggregate outstanding principal balance of any Fixed Rate Mortgage Loans which have become Re-Fixed Mortgage Loans at any time from (and including) the date notified by the Cash Manager to (but including) the first day of such Swap Determination Period (multiplied by the Relevant Fraction). For the avoidance of doubt such amount shall be adjusted for any increase or reduction in the Funding 2 Share on such date (which shall mean that any Further Issue Amounts arising during a Swap Determination Period shall be added to such amount on the first day of the next Swap Determination Period). For the purposes of determining the Swap Provider Amount, the Notional Amount for a Monthly Determination Period shall be the Notional Amount for the Swap Determination Period in which the Monthly Determination Period commences.

One Month LIBOR means, in respect of a Monthly Determination Period, GBP-LIBOR-BBA, where the Reset Date is the first day of the relevant Monthly Determination Period and the Designated Maturity is one month; except for the first Monthly Determination Period for which Linear Interpolation is applicable and in respect of which the Linear Interpolation shall be applied by reference to the 2 weeks and 1 month rates.

Outstanding Principal Balance has the meaning given to such term in the Master Definitions Schedule.

Reference Lenders means Abbey National PLC, Alliance & Leicester plc, Bradford and Bingley plc, HBOS plc, Lloyds TSB Bank plc, National Westminster Bank Plc and Woolwich plc (or their respective successors) and such additional or replacement residential mortgage lenders as shall be determined by the Calculation Agent and Reference Lender means any one of them.

Re-Fixed Mortgage Loans has the meaning given to such term in the Master Definitions Schedule.

Relevant Fraction means, as at the beginning of a Swap Determination Period, a fraction, the numerator of which is the aggregate principal amount outstanding under Notes having a Note Payment Date scheduled to fall on the seventeenth day of any month (adjusted by the Calculation Agent to reflect the amount of Principal Deficiency Ledger attributable to such Notes) and the denominator of which is the aggregate principal amount outstanding under all Notes less the Principal Deficiency Ledger.

Swap Determination Date means the first Business Day of any calendar month occurring during the period commencing on the date notified by the Cash Manager and ending on the Termination Date.

Swap Determination Period means the period from (and including) the date notified by the Cash Manager to (but excluding) the first Swap Determination Date and thereafter from (and including) a Swap Determination Date to (but excluding) the next Swap Determination Date.

Swap Provider Amount means, in respect of a Monthly Date and the Monthly Determination Period which ends immediately prior to such Monthly Date, an amount in Sterling which is equal to the amount produced by applying, a rate equal to One Month LIBOR applicable to such Monthly Determination Period plus the Blended Spread for the Swap Determination Period ending immediately preceding the Monthly Date, to the Notional Amount, such amount to be calculated by the Calculation Agent on the basis of the actual number of days in such Monthly Determination Period, divided by 365.

Variable Rate Mortgage Loans means those Mortgage Loans within the Mortgage Portfolio from time to time which are subject to a rate of interest which at any time may be varied in accordance with the relevant Mortgage Conditions (and shall, for the avoidance of doubt, exclude Fixed Rate Mortgage Loans and Flexible Mortgage Loans).

Variable Rate Ratio means, in respect of a Swap Determination Period, the Average Variable Rate Mortgage Loan Balance divided by the Average Mortgage Loan Balance, and in respect of a Further Issue Determination Period, the Further Issue Average Variable Rate Mortgage Loan Balance divided by the Further Issue Average Mortgage Loan Balance.

Variable Rate Spread means 1.75 per cent. per annum or such other percentage amount as Party A may notify to Party B and the Funding 2 Security Trustee in writing from time to time in accordance with paragraph 4 of this Confirmation.

Variable Rate Swap SVR means, (i) in respect of a Swap Determination Period, the rate equal to the average of the standard variable rates or their equivalent charged to existing borrowers on residential mortgage loans as published from time to time as at the start of business on the first day of such Swap Determination Period, and (ii) in respect of a Further Issue Determination Period, the rate equal to the average of the standard variable rates or their equivalent charged to existing borrowers on residential mortgage loans as published from time to time as at the start of business on the first day of such Further Issue Determination Period, in the case of both (i) and (ii) above, after excluding the highest and lowest rate, of the Reference Lenders, as determined by the Cash Manager in good faith and notified to the Calculation Agent from time to time in accordance with the Cash Management Agreement.

Weighted Average Fixed Rate means, (i) in respect of a Swap Determination Period, the rate equal to the weighted average of the fixed rates of interest charged to borrowers of Fixed Rate Mortgage Loans as at the start of business on the first day of such Swap Determination Period, and (ii) in respect of a Further Issue Determination Period, the rate equal to the weighted average of the fixed rates of interest charged to borrowers of Fixed Rate Mortgage Loans in the New Mortgage Portfolio as at the start of business on the first day of such Further Issue Determination Period, in the case of both (i) and (ii) above, the weighted average being calculated by reference to the then outstanding current balances of such Fixed Rate Mortgage Loans as at that date, as notified by the Cash Manager to the Calculation Agent in accordance with the provisions of the Cash Management Agreement.

 1. The terms of the Transaction to which this Confirmation relates are as follows:

         Party A:                   Northern Rock plc.

         Party B:                   Granite Finance Funding 2 Limited.

         Trade Date:                17 May 2007.

         Effective Date:            23 May 2007.

         Termination Date:          One calendar month following the reduction
                                    in the Sterling amount of the Funding 2
                                    Share to zero.

         Business Days:             London.

         Calculation of
         Amounts:

                                    On the Swap Determination Date immediately preceding each Monthly Date, the Calculation Agent shall calculate the Aggregate Swap Provider Amount for such Monthly Date and the Aggregate Funding 2 Amount for such Monthly Date, and forthwith notify Party A, Party B, the Cash Manager and the Issuer Cash Manager of the amounts so determined and of the net amount determined as set out below.

         Payments:                  If in relation to any Monthly Date:

                              (i) the Aggregate Swap Provider Amount for such Monthly Date exceeds the Aggregate Funding 2 Amount for such Monthly Date, Party A shall pay the amount of such excess to Party B on such Monthly Date;

                              (ii) the Aggregate Funding 2 Amount for such Monthly Date exceeds the Aggregate Swap Provider Amount for such Monthly Date, Party B shall pay the amount of such excess to Party A on such Monthly Date;

                             (iii) the Aggregate Swap Provider Amount for such Monthly Date is equal to the Aggregate Funding 2 Amount for such Monthly Date, no amount shall be due and payable by either party hereunder in relation to such Monthly Date with respect to the Aggregate Swap Provider Amount and the Aggregate Funding 2 Amount.

         Calculation Agent:         Northern Rock plc acting in its capacity as
                                    Administrator pursuant to the Administration
                                    Agreement or as Cash Manager pursuant to the Cash Management Agreement, as the case may be.

 2.      Account Details:

         Payments to Party A:       Bank:            Northern Rock plc
                                    Account Name:    Northern Rock Group
                                                     Treasury
                                    Sort Code:       30-00-59
                                    Reference:       Granite Finance Funding 2
                                                     Limited

         Payments to Party B:       Bank:            Northern Rock plc
                                    Account Name:    Granite Finance Funding 2
                                                     Limited
                                    Account Number:  20070228 Sort
                                    Code:            30-00-59
                                    Reference:       10016

3.       Notice Details:

         Party A:                   Northern Rock plc

         Address:                   Northern Rock House
                                    Gosforth
                                    Newcastle upon Tyne
                                    NE3 4PL

         Facsimile Number:          0191-279-4694

         Attention:                 Treasury Settlements Manager

         Party B:                   Granite Finance Funding 2 Limited

         Address:                   Fifth Floor
                                    100 Wood Street
                                    London
                                    EC2V 7EX

         With a copy to:            Northern Rock plc
                                    Northern Rock House
                                    Gosforth
                                    Newcastle upon Tyne
                                    NE3 4PL

         Facsimile Number:          0191 279 4929

         Attention:                 Andy McClean

         With a copy to the
         Funding 2 Security Trustee: The Bank of New York

         Address:                   One Canada Square
                                    48th Floor
                                    London
                                    E14 5AL

         Facsimile Number:          020 7964 6399

         Attention:                 Global Structured Finance
                                    (Corporate Trust)

 4.      Miscellaneous

(a) Notwithstanding any other provision of this Confirmation, if on any date Funding 2 draws down a new Loan Tranche or increases the Outstanding Principal Balance under an existing Loan Tranche, then to reflect prevailing market conditions, provided, the Rating Agencies have confirmed that any adjustments carried out in accordance with this provision will not result in a lowering, qualification or withdrawal of the Notes issued by any Funding 2 Issuer to lower than the rating of such Notes immediately prior to such adjustment, Party A may, by giving notice in writing to Party B and to the Funding 2 Security Trustee on such date, make any adjustments it deems appropriate to the Fixed Rate Spread, the Flexible Spread and the Variable Rate Spread (or any of them) for the Swap Determination Period in which such date occurs and for all Swap Determination Periods occurring after such date (subject always to any further adjustment pursuant to this paragraph 4).

(b) If the payment of any Aggregate Swap Provider Amount is deferred in accordance with Part 5(h)(iii) of the Schedule to the Agreement, then the amount so deferred (the Swap Provider Deferred Amount) shall, subject to the terms of this Confirmation, be payable on the next date on which a payment is to be made under "Payments" above (together with interest thereon (the Swap Provider Deferred Interest) at the Blended Spread for the relevant Swap Determination Period) and the Swap Provider Amount due on such next date on which a payment is to be made under "Payments" above shall be deemed to include the Swap Provider Deferred Amount and the Swap Provider Deferred Interest.

         If the payment of any Aggregate Funding 2 Amount is deferred in accordance with Part 5(h)(iii) the Agreement, then the amount so deferred (the Funding 2 Deferred Amount) shall, subject to the terms of this Confirmation, be payable on the next date on which a payment is to be made under "Payments" above (together with interest thereon (the Funding 2 Deferred Interest) at the Blended Rate for the relevant Swap Determination Period) and the Aggregate Funding 2 Amount due on such next date on which a payment is to be made under "Payments" above shall be deemed to include the Funding 2 Deferred Amount and the Funding 2 Deferred Interest.

Yours faithfully

NORTHERN ROCK PLC

By:





Name:

Title:







Confirmed as of the date first written:

GRANITE FINANCE FUNDING 2 LIMITED

By:





Name:

Title:

                                                             Execution Version

                                                       (Basis Rate Swap 2/17A)

From:            Northern Rock plc
                 Northern Rock House
                 Gosforth
                 Newcastle Upon Tyne
                 NE3 4PL

Attention:       Swaps Administration

To:              Granite Finance Funding 2 Limited
                 Fifth Floor
                 100 Wood Street
                 London
                 EC2V 7EX

Attention:       Securitisation Team, Risk Operations

                                                                   17 May 2007

Dear Sirs

Re: Basis Rate Swap Transaction No. 2/17A Confirmation relating to the Relevant Issuer Notes

The purpose of this letter is to confirm the terms and conditions of the swap transaction entered into between us on the Trade Date specified below (the Swap Transaction). This letter constitutes a "Confirmation" as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of 19 January 2005, as amended and supplemented from time to time (the Agreement), between us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the Definitions), are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the Definitions. Any terms not otherwise defined herein or in the Definitions shall have the meanings given to them in the Programme Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy LLP on 19 January 2005 (as the same may be amended, restated, varied, supplemented and/or otherwise modified from time to time with the consent of the parties hereto).

As used in this Confirmation:

Note Payment Date means any Note Payment Date (as defined in the Relevant Issuer Notes) on which interest is payable under the Relevant Issuer Notes.

Relevant Issuer Notes means the Notes from time to time issued by any Funding 2 Issuer on or after the Effective Date with Note Payment Dates scheduled to fall (subject to adjustment in accordance with any applicable business day convention on 17 January, 17 April, 17 July and 17 October of any year (Quarterly Payment Dates) and any Notes from time to time issued by any Funding 2 Issuer on or after the Effective Date with monthly Note Payment Dates where the rate of interest applicable to the Loan Tranche(s) relating to such Notes is scheduled to be reset (subject to adjustment in accordance with any applicable business day convention) on 17 January, 17 April, 17 July and 17 October of any year; except that Relevant Issuer Notes shall not include any Notes in respect of which a Step-Up Date has occurred on or before the immediately preceding Note Payment Date or a Pass-Through Trigger Event has occurred.

1 The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Party A:                                        Northern Rock plc.

Party B:                                        Granite Finance Funding 2
                                                Limited.

Trade Date:                                     17 May 2007.

Effective Date:                                 23 May 2007.

Termination Date:                               The Final Maturity Date of the
                                                last remaining Relevant Issuer
                                                Notes outstanding from time to
                                                time.

Period End Dates:                               The seventeenth day of each
                                                calendar month during the Term
                                                from, and including, 17 June
                                                2007 to, but excluding, the
                                                Termination Date, subject to
                                                adjustment with the Following
                                                Business Day Convention, and the
                                                Termination Date (each a Period
                                                End Date).

Notional Amount:                                On any Period End Date which is
                                                also a Quarterly Payment Date,
                                                an amount in GBP equal to the
                                                aggregate Outstanding Principal
                                                Balance of the Loan Tranches
                                                relating to the Relevant Issuer
                                                Notes on the immediately
                                                preceding Quarterly Payment
                                                Date; plus, the aggregate
                                                Outstanding Principal Balance of
                                                the Loan Tranches relating to
                                                the Relevant Issuer Notes made
                                                in the period from (and
                                                excluding) the immediately
                                                preceding Quarterly Payment Date
                                                to (and excluding) such Period
                                                End Date (which for the
                                                avoidance of doubt will
                                                be each Increased OPB arising
                                                during such period); less, an
                                                amount equal to "x" multiplied
                                                by the balance of the Principal
                                                Deficiency Ledger on the
                                                immediately preceding Quarterly
                                                Payment Date where "x" is a
                                                percentage (determined by the
                                                Calculation Agent to be the
                                                portion of the Principal
                                                Deficiency Ledger attributable
                                                to the Relevant Issuer Notes).
                                                It is understood that the
                                                Notional Amount on any Quarterly
                                                Payment Date shall be determined
                                                after any reduction of the
                                                Outstanding Principal Balance
                                                of the Loan Tranches relating to
                                                the Relevant Issuer Notes that
                                                may occur on such date.

                                                With respect to any Period End
                                                Date that is not a Quarterly
                                                Payment Date, the Notional
                                                Amount shall be the Notional
                                                Amount for the immediately
                                                preceding Quarterly Payment Date
                                                determined in the manner
                                                described above or where there
                                                has been no Quarterly Payment
                                                Date, the issue date of the
                                                Relevant Issuer Notes.

                                                The Notional Amount in respect
                                                of each Period End Date shall
                                                be notified to the Calculation
                                                Agent by the Cash Manager
                                                pursuant to paragraph 1(a) of
                                                Schedule 2 to the Cash
                                                Management Agreement.

A.       Floating Payments

Floating Amounts I:

         Floating Rate Payer I:                 Party A.

         Floating Rate Payer I                  GBP-LIBOR-BBA.

         Floating Rate Option:

         Floating Rate Payer I                  Three months; except in respect
         Designated Maturity:                   of the initial Calculation
                                                Period for which Linear
                                                Interpolation is applicable and
                                                in respect of which the Linear
                                                Interpolation shall be applied
                                                by reference to the one month
                                                and two month rates.

         Floating Rate Payer I Spread:          Zero per cent. per annum.

         Floating Rate Payer I                  Actual/365 (Fixed).

         Floating Rate Day Count Fraction:

         Floating Rate Payer I                  The first day of each
         Reset Dates:                           Calculation Period; provided
                                                however, that in respect of
                                                every Calculation Period that
                                                does not start on a Quarterly
                                                Payment Date, the Floating Rate
                                                in effect for such Calculation
                                                Period shall be the Floating
                                                Rate for the immediately
                                                preceding Calculation Period.

         Floating Rate Payer I Payment Dates:   With respect to a Calculation
                                                Period, the seventeenth day of
                                                the calendar month in which such
                                                Calculation Period ends subject
                                                to adjustment in accordance with
                                                the Following Business Day
                                                Convention.

Floating Amounts II:

         Floating Rate Payer II:                Party B.

         Floating Rate Payer II                 GBP-LIBOR-BBA.
         Floating Rate Option:

         Floating Rate Payer II                 One month.
         Designated Maturity:

         Floating Rate Payer II                 Actual/365 (Fixed).
         Floating Rate Day Count Fraction:

         Floating Rate Payer II                 The first day of each
         Reset Dates:                           Calculation Period.

         Floating Rate Payer II Payment Dates:  With respect to a Calculation
                                                Period, the seventeenth day of
                                                the calendar month in which such
                                                Calculation Period ends subject
                                                to adjustment in accordance with
                                                the Following

                                                Business Day Convention.

Calculation Agent:                                          Party A.


B.       Account Details:

Payments to Floating Rate Payer I:

Account for Payments in GBP:                    Northern Rock plc
                                                Northern Rock Group Treasury
                                                30-00-59

                                                Granite Finance Funding 2
                                                Limited
                                                Basis Swap 2/17A

Payments to Floating Rate Payer II:

Account for Payments in GBP:                    Northern Rock plc
                                                Granite Finance Funding 2
                                                Limited
                                                Account Number: 20070228
                                                Sort Code:      30-00-59
                                                Reference:      10016

C.       Notice Details:

Floating Rate Payer I:                          Northern Rock plc

         Address:                               Northern Rock House
                                                Gosforth
                                                Newcastle upon Tyne
                                                NE3 4PL

         Facsimile Number:                      0191 279 4694

         Attention:                             Treasury Settlements Manager

Floating Rate Payer II:                         Granite Finance Funding 2
                                                Limited

         Address:                               Fifth Floor
                                                100 Wood Street
                                                London
                                                EC2V 7EX

With a copy to:                                 Northern Rock plc
                                                Northern Rock House
                                                Gosforth
                                                Newcastle upon Tyne
                                                NE3 4PL

         Facsimile Number:                      +44 191 279 4929

         Attention:                             Andy McClean

And with a copy to the                          The Bank of New York
Funding 2 Security Trustee:

         Address:                               One Canada Square
                                                48th Floor
                                                London
                                                E14 5AL

         Facsimile Number:                      020 7964 6399

         Attention:                             Global Structured Finance
                                                (Corporate Trust)

D.       Offices:                               The Office of Party A for each
                                                of the Transactions evidenced by
                                                this Confirmation is London.

E.       Further Issue Amounts

         If on any date during a Calculation Period (other than a Quarterly Payment Date) (an Increased OPB Date), as a consequence of the issue of Relevant Issuer Notes during such Calculation Period, the aggregate Outstanding Principal Balance of the Loan Tranches relating to the Relevant Issuer Notes increases, (the amount of such increase being an Increased OPB), a further Transaction (a Further Issue Transaction) shall be deemed to have occurred in respect of such Increased OPB on terms identical to those set out above in respect of the Swap Transaction, except as modified below.

         Notional Amount:                       The Notional Amount of a Further
                                                Issue Transaction shall be an
                                                amount equal to the relevant
                                                Increased OPB (the Further Issue
                                                Notional Amount).

         Effective Date:                        The Effective Date of a Further
                                                Issue Transaction (the Further
                                                Issue Effective Date) shall be
                                                the relevant Increased OPB Date.

         Termination Date:                      The Termination Date of a
                                                Further Issue Transaction shall
                                                be the Quarterly Payment Date
                                                immediately following the
                                                relevant Further Issue Effective
                                                Date (the Further Issue
                                                Termination Date).

         Reset Dates:                           The Reset Dates for a Further
                                                Issue Transaction shall be:

                                                (i) in respect of Party A, the
                                                Floating Rate Payer I Reset
                                                Dates, except in
                                                respect of the first Calculation
                                                Period of the Further Issue
                                                Transaction, the Reset Date for
                                                which will be the Further Issue
                                                Effective Date and, for the
                                                avoidance of doubt, the Floating
                                                Rate I applicable to any
                                                Calculation Period following the
                                                first Calculation Period shall
                                                be the Floating Rate I for such
                                                first Calculation Period; and

                                                (ii) in respect of Party B, the
                                                Floating Rate Payer II Reset
                                                Dates, including for the
                                                avoidance of doubt the first
                                                Calculation Period of the
                                                Further Issue Transaction.

         Floating Amounts I and II:             The Designated Maturity for a
                                                Further Issue Transaction shall
                                                be:

                                                (i) in respect of Party A, the
                                                period from, and including, the
                                                Further Issue Effective Date to,
                                                but excluding, the Further Issue
                                                Termination Date. Linear
                                                Interpolation shall apply; and

                                                (ii) in respect of Party B, the
                                                Floating Rate Payer II
                                                Designated Maturity.

Where any Relevant Issuer Notes are issued on terms where the Loan Tranche(s) relating to such Notes have an initial interest rate set by reference to a rate of interest determined by reference to a period in excess of three months (Long First Interest Period Notes), the Calculation Agent shall, as soon as practicable following issue, notify the parties of how payments and calculations under this Confirmation are to be made in order to reflect such Long First Interest Period Notes. It being understood that with effect from the beginning of the period under the Loan Tranche(s) when the initial interest rate no longer applies, the Notional Amount shall be increased by the Outstanding Principal Balance of the Loan Tranche(s) relating to the Long First Interest Period Notes.

F.       Miscellaneous

         If the payment of any Floating Amount I is deferred in accordance with
         Part 5(h)(iii) of the Schedule to the Agreement, then the amount so deferred (the Floating Amount I Deferred Amount) shall, subject to the terms of this Confirmation, be payable on the next Payment Date (together with interest thereon (the Floating Amount I Deferred Interest) at the Floating Rate Payer I Floating Rate for the relevant Calculation Period) and the Floating Amount I due on such Payment Date shall be deemed to include the Floating Amount I Deferred Amount and the Floating Amount I Deferred Interest.

         If the payment of any Floating Amount II is deferred in accordance with
         Part 5(h)(iii) the Agreement, then the amount so deferred (the Floating Amount II Deferred Amount) shall, subject to the terms of this Confirmation, be payable on the next Payment Date (together with interest thereon (the Floating Amount II Deferred Interest) at the Floating Rate Payer II Floating Rate for the relevant Calculation Period) and the Floating Amount II due on such Payment Date shall be deemed to include the Floating Amount II Deferred Amount and the Floating Amount II Deferred Interest.

For the purposes of Section 2(c) of the Agreement, any amounts owing by one party to another party under a Further Issue Transaction on a Swap Payment Date, shall be deemed to be amounts payable by such party in respect of the Swap Transaction on such Payment Date and shall be netted in accordance with Section 2(c).

It is understood that on each Further Issue Termination Date the calculation of the aggregate Outstanding Principal Balance of the Loan Tranches relating to the Relevant Issuer Notes will include any Further Issue Notional Amount in respect of any Further Issue Transaction which terminated on such date. In addition, it is also understood that if on any Quarterly Payment Date the Outstanding Principal Balance of the Loan Tranches relating to the Relevant Issuer Notes is increased by an amount, the Notional Amount of the Swap Transaction shall increase by such amount.

Please confirm your agreement to be bound by the terms of the foregoing by executing a copy of this Confirmation and returning it to us by facsimile.

Yours faithfully


Northern Rock plc

By:


Name:
Title:



Confirmed as of the date first written:

Granite Finance Funding 2 Limited

By:


Name:
Title:

                                                             Execution Version

                                                       (Basis Rate Swap 2/17B)

From:            Northern Rock plc
                 Northern Rock House
                 Gosforth
                 Newcastle Upon Tyne
                 NE3 4PL

Attention:       Swaps Administration

To:              Granite Finance Funding 2 Limited
                 Fifth Floor
                 100 Wood Street
                 London
                 EC2V 7EX

Attention:       Securitisation Team, Risk Operations

                                                                   17 May 2007

Dear Sirs

Re: Basis Rate Swap Transaction No. 2/17B Confirmation relating to the Relevant Issuer Notes

The purpose of this letter is to confirm the terms and conditions of the swap transaction entered into between us on the Trade Date specified below (the Swap Transaction). This letter constitutes a "Confirmation" as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of 19 January 2005, as amended and supplemented from time to time (the Agreement), between us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the Definitions), are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the Definitions. Any terms not otherwise defined herein or in the Definitions shall have the meanings given to them in the Programme Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy LLP on 19 January 2005 (as the same may be amended, restated, varied, supplemented and/or otherwise modified from time to time with the consent of the parties hereto).

As used in this Confirmation:

Note Payment Date means any Note Payment Date (as defined in the Relevant Issuer Notes) on which interest is payable under the Relevant Issuer Notes.

Relevant Issuer Notes means the Notes from time to time issued by any Funding 2 Issuer on or after the Effective Date with Note Payment Dates scheduled to fall (subject to adjustment in accordance with any applicable business day convention on 17 February, 17 May, 17 August and 17 November of any year (Quarterly Payment Dates) and any Notes from time to time issued by any Funding 2 Issuer on or after the Effective Date with monthly Note Payment Dates where the rate of interest applicable to the Loan Tranche(s) relating to such Notes is scheduled to be reset (subject to adjustment in accordance with any applicable business day convention) on 17 February, 17 May, 17 August and 17 November of any year; except that Relevant Issuer Notes shall not include any Notes in respect of which a Step-Up Date has occurred on or before the immediately preceding Note Payment Date or a Pass-Through Trigger Event has occurred.

 1 The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Party A:                                        Northern Rock plc.

Party B:                                        Granite Finance Funding 2
                                                Limited.

Trade Date:                                     17 May 2007.

Effective Date:                                 23 May 2007.

Termination Date:                               The Final Maturity Date of the
                                                last remaining Relevant Issuer
                                                Notes outstanding from time to
                                                time.

Period End Dates:                               The seventeenth day of each
                                                calendar month during the Term
                                                from, and including, 17 June
                                                2007 to, but excluding, the
                                                Termination Date, subject to
                                                adjustment with the Following
                                                Business Day Convention, and the
                                                Termination Date (each a Period
                                                End Date).

Notional Amount:                                On any Period End Date which is
                                                also a Quarterly Payment Date,
                                                an amount in GBP equal to the
                                                aggregate Outstanding Principal
                                                Balance of the Loan Tranches
                                                relating to the Relevant Issuer
                                                Notes on the immediately
                                                preceding Quarterly Payment
                                                Date; plus, the aggregate
                                                Outstanding Principal Balance of
                                                the Loan Tranches relating to
                                                the Relevant Issuer Notes made
                                                in the period from (and
                                                excluding) the immediately
                                                preceding Quarterly Payment Date
                                                to (and excluding) such Period
                                                End Date (which for the
                                                avoidance of doubt will
                                                be each Increased OPB arising
                                                during such period); less, an
                                                amount equal to "x" multiplied
                                                by the balance of the Principal
                                                Deficiency Ledger on the
                                                immediately preceding Quarterly
                                                Payment Date where "x" is a
                                                percentage (determined by the
                                                Calculation Agent to be the
                                                portion of the Principal
                                                Deficiency Ledger attributable
                                                to the Relevant Issuer Notes).
                                                It is understood that the
                                                Notional Amount on any Quarterly
                                                Payment Date shall be determined
                                                after any reduction of the
                                                Outstanding Principal Balance of
                                                the Loan Tranches relating to
                                                the Relevant Issuer Notes that
                                                may occur on such date.

                                                With respect to any Period End
                                                Date that is not a Quarterly
                                                Payment Date, the Notional
                                                Amount shall be the Notional
                                                Amount for the immediately
                                                preceding Quarterly Payment Date
                                                determined in the manner
                                                described above or where there
                                                has been no Quarterly Payment
                                                Date, the issue date of the
                                                Relevant Issuer Notes.

                                                The Notional Amount in respect
                                                of each Period End Date shall be
                                                notified to the Calculation
                                                Agent by the Cash Manager
                                                pursuant to paragraph 1(a) of
                                                Schedule 2 to the Cash
                                                Management Agreement.

A.       Floating Payments

Floating Amounts I:

         Floating Rate Payer I:                 Party A.

         Floating Rate Payer I                  GBP-LIBOR-BBA.

         Floating Rate Option:

         Floating Rate Payer I                  Three months; except in respect
         Designated Maturity:                   of the initial Calculation
                                                Period for which Linear
                                                Interpolation is applicable and
                                                in respect of which the Linear
                                                Interpolation shall be applied
                                                by reference to the one month
                                                and two month rates.

         Floating Rate Payer I Spread:          Zero per cent. per annum.

         Floating Rate Payer I                  Actual/365 (Fixed).
         Floating Rate Day Count Fraction:

         Floating Rate Payer I                  The first day of each
         Reset Dates:                           Calculation Period; provided
                                                however, that in respect of
                                                every Calculation Period that
                                                does not start on a Quarterly
                                                Payment Date, the Floating Rate
                                                in effect for such Calculation
                                                Period shall be the Floating
                                                Rate for the immediately
                                                preceding Calculation Period.

         Floating Rate Payer I Payment Dates:   With respect to a Calculation
                                                Period, the seventeenth day of
                                                the calendar month in which such
                                                Calculation Period ends subject
                                                to adjustment in accordance with
                                                the Following Business Day
                                                Convention.

Floating Amounts II:

         Floating Rate Payer II:                Party B.

         Floating Rate Payer II                 GBP-LIBOR-BBA.
         Floating Rate Option:

         Floating Rate Payer II                 One month.
         Designated Maturity:

         Floating Rate Payer II                 Actual/365 (Fixed).
         Floating Rate Day Count Fraction:

         Floating Rate Payer II                 The first day of each
         Reset Dates:                           Calculation Period.

         Floating Rate Payer II Payment Dates:  With respect to a Calculation
                                                Period, the seventeenth day of
                                                the calendar month in which such
                                                Calculation Period ends subject
                                                to adjustment in accordance with
                                                the Following

                                                Business Day Convention.

Calculation Agent:                              Party A.


B.       Account Details:

Payments to Floating Rate Payer I:

Account for Payments in GBP:                    Northern Rock plc
                                                Northern Rock Group Treasury
                                                30-00-59

                                                Granite Finance Funding 2
                                                Limited
                                                Basis Swap 2/17B

Payments to Floating Rate Payer II:

Account for Payments in GBP:                    Northern Rock plc
                                                Granite Finance Funding 2
                                                Limited
                                                Account Number: 20070228
                                                Sort Code:      30-00-59
                                                Reference:      10016

C.       Notice Details:

Floating Rate Payer I:                          Northern Rock plc

         Address:                               Northern Rock House
                                                Gosforth
                                                Newcastle upon Tyne
                                                NE3 4PL

         Facsimile Number:                      0191 279 4694

         Attention:                             Treasury Settlements Manager

Floating Rate Payer II:                         Granite Finance Funding 2
                                                Limited

         Address:                               Fifth Floor
                                                100 Wood Street
                                                London
                                                EC2V 7EX

With a copy to:                                 Northern Rock plc
                                                Northern Rock House
                                                Gosforth
                                                Newcastle upon Tyne
                                                NE3 4PL

         Facsimile Number:                      +44 191 279 4929

         Attention:                             Andy McClean

And with a copy to the                          The Bank of New York
Funding 2 Security Trustee:

         Address:                               One Canada Square
                                                48th Floor
                                                London
                                                E14 5AL

         Facsimile Number:                      020 7964 6399

         Attention:                             Global Structured Finance
                                                (Corporate Trust)

D.       Offices:                               The Office of Party A for each
                                                of the Transactions evidenced
                                                by this Confirmation is London.

E.       Further Issue Amounts

         If on any date during a Calculation Period (other than a Quarterly Payment Date) (an Increased OPB Date), as a consequence of the issue of Relevant Issuer Notes during such Calculation Period, the aggregate Outstanding Principal Balance of the Loan Tranches relating to the Relevant Issuer Notes increases, (the amount of such increase being an Increased OPB), a further Transaction (a Further Issue Transaction) shall be deemed to have occurred in respect of such Increased OPB on terms identical to those set out above in respect of the Swap Transaction, except as modified below.

         Notional Amount:                       The Notional Amount of a Further
                                                Issue Transaction shall be an
                                                amount equal to the relevant
                                                Increased OPB (the Further Issue
                                                Notional Amount).

         Effective Date:                        The Effective Date of a
                                                Further Issue Transaction (the
                                                Further Issue Effective Date)
                                                shall be the relevant Increased
                                                OPB Date.

         Termination Date:                      The Termination Date of a
                                                Further Issue Transaction shall
                                                be the Quarterly Payment Date
                                                immediately following the
                                                relevant Further Issue Effective
                                                Date (the Further Issue
                                                Termination Date).

         Reset Dates:                           The Reset Dates for a Further
                                                Issue Transaction shall be:

                                                (i) in respect of Party A, the
                                                Floating Rate Payer I Reset
                                                Dates, except in
                                                respect of the first Calculation
                                                Period of the Further Issue
                                                Transaction, the Reset Date for
                                                which will be the Further Issue
                                                Effective Date and, for the
                                                avoidance of doubt, the Floating
                                                Rate I applicable to any
                                                Calculation Period following the
                                                first Calculation Period shall
                                                be the Floating Rate I for such
                                                first Calculation Period; and

                                                (ii) in respect of Party B, the
                                                Floating Rate Payer II Reset
                                                Dates, including for the
                                                avoidance of doubt the first
                                                Calculation Period of the
                                                Further Issue Transaction.

         Floating Amounts I and II:             The Designated Maturity for a
                                                Further Issue Transaction shall
                                                be:

                                                (i) in respect of Party A, the
                                                period from, and including, the
                                                Further Issue Effective Date to,
                                                but excluding, the Further Issue
                                                Termination Date. Linear
                                                Interpolation shall apply; and

                                                (ii) in respect of Party B, the
                                                Floating Rate Payer II
                                                Designated Maturity.

Where any Relevant Issuer Notes are issued on terms where the Loan Tranche(s) relating to such Notes have an initial interest rate set by reference to a rate of interest determined by reference to a period in excess of three months (Long First Interest Period Notes), the Calculation Agent shall, as soon as practicable following issue, notify the parties of how payments and calculations under this Confirmation are to be made in order to reflect such Long First Interest Period Notes. It being understood that with effect from the beginning of the period under the Loan Tranche(s) when the initial interest rate no longer applies, the Notional Amount shall be increased by the Outstanding Principal Balance of the Loan Tranche(s) relating to the Long First Interest Period Notes.

F.       Miscellaneous

         If the payment of any Floating Amount I is deferred in accordance with
         Part 5(h)(iii) of the Schedule to the Agreement, then the amount so deferred (the Floating Amount I Deferred Amount) shall, subject to the terms of this Confirmation, be payable on the next Payment Date (together with interest thereon (the Floating Amount I Deferred Interest) at the Floating Rate Payer I Floating Rate for the relevant Calculation Period) and the Floating Amount I due on such Payment Date shall be deemed to include the Floating Amount I Deferred Amount and the Floating Amount I Deferred Interest.

         If the payment of any Floating Amount II is deferred in accordance with
         Part 5(h)(iii) the Agreement, then the amount so deferred (the Floating Amount II Deferred Amount) shall, subject to the terms of this Confirmation, be payable on the next Payment Date (together with interest thereon (the Floating Amount II Deferred Interest) at the Floating Rate Payer II Floating Rate for the relevant Calculation Period) and the Floating Amount II due on such Payment Date shall be deemed to include the Floating Amount II Deferred Amount and the Floating Amount II Deferred Interest.

For the purposes of Section 2(c) of the Agreement, any amounts owing by one party to another party under a Further Issue Transaction on a Swap Payment Date, shall be deemed to be amounts payable by such party in respect of the Swap Transaction on such Payment Date and shall be netted in accordance with Section 2(c).

It is understood that on each Further Issue Termination Date the calculation of the aggregate Outstanding Principal Balance of the Loan Tranches relating to the Relevant Issuer Notes will include any Further Issue Notional Amount in respect of any Further Issue Transaction which terminated on such date. In addition, it is also understood that if on any Quarterly Payment Date the Outstanding Principal Balance of the Loan Tranches relating to the Relevant Issuer Notes is increased by an amount, the Notional Amount of the Swap Transaction shall increase by such amount.

Please confirm your agreement to be bound by the terms of the foregoing by executing a copy of this Confirmation and returning it to us by facsimile.

Yours faithfully


Northern Rock plc

By:


Name:
Title:



Confirmed as of the date first written:

Granite Finance Funding 2 Limited

By:


Name:
Title:

                                                             Execution Version

                                                       (Basis Rate Swap 2/17C)

From:            Northern Rock plc
                 Northern Rock House
                 Gosforth
                 Newcastle Upon Tyne
                 NE3 4PL

Attention:       Swaps Administration

To:              Granite Finance Funding 2 Limited
                 Fifth Floor
                 100 Wood Street
                 London
                 EC2V 7EX

Attention:       Securitisation Team, Risk Operations

                                                                   17 May 2007

Dear Sirs

Re: Basis Rate Swap Transaction No. 2/17C Confirmation relating to the Relevant Issuer Notes

The purpose of this letter is to confirm the terms and conditions of the swap transaction entered into between us on the Trade Date specified below (the Swap Transaction). This letter constitutes a "Confirmation" as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of 19 January 2005, as amended and supplemented from time to time (the Agreement), between us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the Definitions), are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the Definitions. Any terms not otherwise defined herein or in the Definitions shall have the meanings given to them in the Programme Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy LLP on 19 January 2005 (as the same may be amended, restated, varied, supplemented and/or otherwise modified from time to time with the consent of the parties hereto).

As used in this Confirmation:

Note Payment Date means any Note Payment Date (as defined in the Relevant Issuer Notes) on which interest is payable under the Relevant Issuer Notes.

Relevant Issuer Notes means the Notes from time to time issued by any Funding 2 Issuer on or after the Effective Date with Note Payment Dates scheduled to fall (subject to adjustment in accordance with any applicable business day convention on 17 March, 17 June, 17 September and 17 December of any year (Quarterly Payment Dates) and any Notes from time to time issued by any Funding 2 Issuer on or after the Effective Date with monthly Note Payment Dates where the rate of interest applicable to the Loan Tranche(s) relating to such Notes is scheduled to be reset (subject to adjustment in accordance with any applicable business day convention) on 17 March, 17 June, 17 September and 17 December of any year; except that Relevant Issuer Notes shall not include any Notes in respect of which a Step-Up Date has occurred on or before the immediately preceding Note Payment Date or a Pass-Through Trigger Event has occurred.

1 The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Party A:                                        Northern Rock plc.

Party B:                                        Granite Finance Funding 2
                                                Limited.

Trade Date:                                     17 May 2007.

Effective Date:                                 23 May 2007.

Termination Date:                               The Final Maturity Date of the
                                                last remaining Relevant Issuer
                                                Notes outstanding from time to
                                                time.

Period End Dates:                               The seventeenth day of each
                                                calendar month during the Term
                                                from, and including, 17 June
                                                2007 to, but excluding, the
                                                Termination Date, subject to
                                                adjustment with the Following
                                                Business Day Convention, and the
                                                Termination Date (each a Period
                                                End Date).

Notional Amount:                                On any Period End Date which is
                                                also a Quarterly Payment Date,
                                                an amount in GBP equal to the
                                                aggregate Outstanding Principal
                                                Balance of the Loan Tranches
                                                relating to the Relevant Issuer
                                                Notes on the immediately
                                                preceding Quarterly Payment
                                                Date; plus, the aggregate
                                                Outstanding Principal Balance of
                                                the Loan Tranches relating to
                                                the Relevant Issuer Notes made
                                                in the period from (and
                                                excluding) the immediately
                                                preceding Quarterly Payment Date
                                                to (and excluding) such Period
                                                End Date (which for the
                                                avoidance of doubt will
                                                be each Increased OPB arising
                                                during such period); less, an
                                                amount equal to "x" multiplied
                                                by the balance of the Principal
                                                Deficiency Ledger on the
                                                immediately preceding Quarterly
                                                Payment Date where "x" is a
                                                percentage (determined by the
                                                Calculation Agent to be the
                                                portion of the Principal
                                                Deficiency Ledger attributable
                                                to the Relevant Issuer Notes).
                                                It is understood that the
                                                Notional Amount on any Quarterly
                                                Payment Date shall be determined
                                                after any reduction of the
                                                Outstanding Principal Balance of
                                                the Loan Tranches relating to
                                                the Relevant Issuer Notes that
                                                may occur on such date.

                                                With respect to any Period End
                                                Date that is not a Quarterly
                                                Payment Date, the Notional
                                                Amount shall be the Notional
                                                Amount for the immediately
                                                preceding Quarterly Payment Date
                                                determined in the manner
                                                described above or where there
                                                has been no Quarterly Payment
                                                Date, the issue date of the
                                                Relevant Issuer Notes.

                                                The Notional Amount in respect
                                                of each Period End Date shall be
                                                notified to the Calculation
                                                Agent by the Cash Manager
                                                pursuant to paragraph 1(a) of
                                                Schedule 2 to the Cash
                                                Management Agreement.

A.       Floating Payments

Floating Amounts I:

         Floating Rate Payer I:                 Party A.

         Floating Rate Payer I                  GBP-LIBOR-BBA.
         Floating Rate Option:

         Floating Rate Payer I                  Three months; except in respect
         Designated Maturity:                   of the initial Calculation
                                                Period for which Linear
                                                Interpolation is applicable and
                                                in respect of which the Linear
                                                Interpolation shall be applied
                                                by reference to the one month
                                                and two month rates.

         Floating Rate Payer I Spread:          Zero per cent. per annum.

         Floating Rate Payer I                  Actual/365 (Fixed).
         Floating Rate Day Count Fraction:

         Floating Rate Payer I                  The first day of each
         Reset Dates:                           Calculation Period; provided
                                                however, that in respect of
                                                every Calculation Period that
                                                does not start on a Quarterly
                                                Payment Date, the Floating Rate
                                                in effect for such Calculation
                                                Period shall be the Floating
                                                Rate for the immediately
                                                preceding Calculation Period.

         Floating Rate Payer I Payment Dates:   With respect to a Calculation
                                                Period, the seventeenth day of
                                                the calendar month in which such
                                                Calculation Period ends subject
                                                to adjustment in accordance with
                                                the Following Business Day
                                                Convention.

Floating Amounts II:

         Floating Rate Payer II:                Party B.

         Floating Rate Payer II                 GBP-LIBOR-BBA.
         Floating Rate Option:

         Floating Rate Payer II                 One month.
         Designated Maturity:

         Floating Rate Payer II                 Actual/365 (Fixed).
         Floating Rate Day Count Fraction:

         Floating Rate Payer II                 The first day of each
         Reset Dates:                           Calculation Period.

         Floating Rate Payer II Payment Dates:  With respect to a Calculation
                                                Period, the seventeenth day of
                                                the calendar month in which such
                                                Calculation Period ends subject
                                                to adjustment in accordance with
                                                the Following

                                                      Business Day Convention.

Calculation Agent:                              Party A.


B.       Account Details:

Payments to Floating Rate Payer I:

Account for Payments in GBP:                    Northern Rock plc
                                                Northern Rock Group Treasury
                                                30-00-59

                                                Granite Finance Funding 2
                                                Limited
                                                Basis Swap 2/17C

Payments to Floating Rate Payer II:

Account for Payments in GBP:                    Northern Rock plc
                                                Granite Finance Funding 2
                                                Limited
                                                Account Number: 20070228
                                                Sort Code:      30-00-59
                                                Reference:      10016

C.       Notice Details:

Floating Rate Payer I:                          Northern Rock plc

         Address:                               Northern Rock House
                                                Gosforth
                                                Newcastle upon Tyne
                                                NE3 4PL

         Facsimile Number:                      0191 279 4694

         Attention:                             Treasury Settlements Manager

Floating Rate Payer II:                         Granite Finance Funding 2
                                                Limited

         Address:                               Fifth Floor
                                                100 Wood Street
                                                London
                                                EC2V 7EX

With a copy to:                                 Northern Rock plc
                                                Northern Rock House
                                                Gosforth
                                                Newcastle upon Tyne
                                                NE3 4PL

         Facsimile Number:                      +44 191 279 4929

         Attention:                             Andy McClean

And with a copy to the                          The Bank of New York
Funding 2 Security Trustee:

         Address:                               One Canada Square
                                                48th Floor
                                                London
                                                E14 5AL

         Facsimile Number:                      020 7964 6399

         Attention:                             Global Structured Finance
                                                (Corporate Trust)

D.       Offices:                               The Office of Party A for each
                                                of the Transactions evidenced by
                                                this Confirmation is London.

E.       Further Issue Amounts

         If on any date during a Calculation Period (other than a Quarterly Payment Date) (an Increased OPB Date), as a consequence of the issue of Relevant Issuer Notes during such Calculation Period, the aggregate Outstanding Principal Balance of the Loan Tranches relating to the Relevant Issuer Notes increases, (the amount of such increase being an Increased OPB), a further Transaction (a Further Issue Transaction) shall be deemed to have occurred in respect of such Increased OPB on terms identical to those set out above in respect of the Swap Transaction, except as modified below.

         Notional Amount:                       The Notional Amount of a Further
                                                Issue Transaction shall be an
                                                amount equal to the relevant
                                                Increased OPB (the Further Issue
                                                Notional Amount).

         Effective Date:                        The Effective Date of a Further
                                                Issue Transaction (the Further
                                                Issue Effective Date) shall be
                                                the relevant Increased OPB Date.

         Termination Date:                      The Termination Date of a
                                                Further Issue Transaction shall
                                                be the Quarterly Payment Date
                                                immediately following the
                                                relevant Further Issue
                                                Effective Date (the Further
                                                Issue Termination Date).

         Reset Dates:                           The Reset Dates for a Further
                                                Issue Transaction shall be:

                                                (i) in respect of Party A, the
                                                Floating Rate Payer I Reset
                                                Dates, except in
                                                respect of the first Calculation
                                                Period of the Further Issue
                                                Transaction, the Reset Date for
                                                which will be the Further Issue
                                                Effective Date and, for the
                                                avoidance of doubt, the Floating
                                                Rate I applicable to any
                                                Calculation Period following the
                                                first Calculation Period shall
                                                be the Floating Rate I for such
                                                first Calculation Period; and

                                                (ii) in respect of Party B, the
                                                Floating Rate Payer II Reset
                                                Dates, including for the
                                                avoidance of doubt the first
                                                Calculation Period of the
                                                Further Issue Transaction.

         Floating Amounts I and II:             The Designated Maturity for a
                                                Further Issue Transaction shall
                                                be:

                                                (i) in respect of Party A, the
                                                period from, and including, the
                                                Further Issue Effective Date to,
                                                but excluding, the Further Issue
                                                Termination Date. Linear
                                                Interpolation shall apply; and

                                                (ii) in respect of Party B, the
                                                Floating Rate Payer II
                                                Designated Maturity.

Where any Relevant Issuer Notes are issued on terms where the Loan Tranche(s) relating to such Notes have an initial interest rate set by reference to a rate of interest determined by reference to a period in excess of three months (Long First Interest Period Notes), the Calculation Agent shall, as soon as practicable following issue, notify the parties of how payments and calculations under this Confirmation are to be made in order to reflect such Long First Interest Period Notes. It being understood that with effect from the beginning of the period under the Loan Tranche(s) when the initial interest rate no longer applies, the Notional Amount shall be increased by the Outstanding Principal Balance of the Loan Tranche(s) relating to the Long First Interest Period Notes.

F.       Miscellaneous

         If the payment of any Floating Amount I is deferred in accordance with
         Part 5(h)(iii) of the Schedule to the Agreement, then the amount so deferred (the Floating Amount I Deferred Amount) shall, subject to the terms of this Confirmation, be payable on the next Payment Date (together with interest thereon (the Floating Amount I Deferred Interest) at the Floating Rate Payer I Floating Rate for the relevant Calculation Period) and the Floating Amount I due on such Payment Date shall be deemed to include the Floating Amount I Deferred Amount and the Floating Amount I Deferred Interest.

         If the payment of any Floating Amount II is deferred in accordance with
         Part 5(h)(iii) the Agreement, then the amount so deferred (the Floating Amount II Deferred Amount) shall, subject to the terms of this Confirmation, be payable on the next Payment Date (together with interest thereon (the Floating Amount II Deferred Interest) at the Floating Rate Payer II Floating Rate for the relevant Calculation Period) and the Floating Amount II due on such Payment Date shall be deemed to include the Floating Amount II Deferred Amount and the Floating Amount II Deferred Interest.

For the purposes of Section 2(c) of the Agreement, any amounts owing by one party to another party under a Further Issue Transaction on a Swap Payment Date, shall be deemed to be amounts payable by such party in respect of the Swap Transaction on such Payment Date and shall be netted in accordance with Section 2(c).

It is understood that on each Further Issue Termination Date the calculation of the aggregate Outstanding Principal Balance of the Loan Tranches relating to the Relevant Issuer Notes will include any Further Issue Notional Amount in respect of any Further Issue Transaction which terminated on such date. In addition, it is also understood that if on any Quarterly Payment Date the Outstanding Principal Balance of the Loan Tranches relating to the Relevant Issuer Notes is increased by an amount, the Notional Amount of the Swap Transaction shall increase by such amount.

Please confirm your agreement to be bound by the terms of the foregoing by executing a copy of this Confirmation and returning it to us by facsimile.

Yours faithfully


Northern Rock plc

By:


Name:
Title:



Confirmed as of the date first written:

Granite Finance Funding 2 Limited

By:


Name:
Title:

                                                             Execution Version


                                                        (Basis Rate Swap 1/20)

From:            Northern Rock plc
                 Northern Rock House
                 Gosforth
                 Newcastle Upon Tyne
                 NE3 4PL

To:              Granite Finance Funding 2 Limited
                 Fifth Floor
                 100 Wood Street
                 London EC2V 7EX

Attention:       Securitisation Team, Risk Operations

                                                                   17 May 2007


Dear Sirs

Basis Rate Swap Transaction No. 1/20 Confirmation

The purpose of this letter is to confirm the terms and conditions of the swap transaction entered into between us on the Trade Date specified below (the Swap Transaction). This letter constitutes a "Confirmation" as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of 19 January 2005, as amended and supplemented from time to time (the Agreement), between us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

This Confirmation amends and restates in its entirety a letter agreement (Basis Rate Swap 1) dated 19 January 2005.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the Definitions), are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the Definitions. Any terms not otherwise defined herein or in the Definitions shall have the meanings given to them in the Programme Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy LLP on 19 January 2005 (as the same may be amended, restated, varied, supplemented and/or otherwise modified from time to time with the consent of the parties hereto) (the Master Definitions Schedule).

Defined Terms

As used in this Confirmation:

Aggregate Funding 2 Amount means, in respect of a Monthly Date, the sum of the Funding 2 Amount and any Further Issue Funding 2 Amounts.

Aggregate Swap Provider Amount means, in respect of a Monthly Date, the sum of the Swap Provider Amount and any Further Issue Swap Provider Amounts.

Assignment Date has the meaning given to such term in the Master Definitions Schedule.

Average Fixed Rate Mortgage Loan Balance means, (i) in respect of a Swap Determination Period, an amount equal to the sum of the aggregate of the outstanding current balances of the Fixed Rate Mortgage Loans at the start of business on the first day of such Swap Determination Period, and (ii) in respect of a Further Issue Determination Period, an amount equal to the sum of the aggregate of the outstanding current balances of the Further Issue Fixed Rate Mortgage Loans at the start of business on the first day of such Further Issue Determination Period, in the case of both (i) and (ii) above, as notified to the Calculation Agent by the Cash Manager in accordance with the Cash Management Agreement.

Average Flexible Mortgage Loan Balance means, (i) in respect of a Swap Determination Period, an amount equal to the sum of the aggregate of the outstanding current balances of the Flexible Mortgage Loans at the start of business on the first day of such Swap Determination Period, and (ii) in respect of a Further Issue Determination Period, an amount equal to the sum of the aggregate of the outstanding current balances of the Further Issue Flexible Mortgage Loans at the start of business on the first day of such Further Issue Determination Period, in the case of both (i) and (ii) above, as notified to the Calculation Agent by the Cash Manager in accordance with the provisions of the Cash Management Agreement.

Average Mortgage Loan Balance means, in respect of a Swap Determination Period, the sum of the Average Fixed Rate Mortgage Loan Balance, the Average Variable Rate Mortgage Loan Balance and the Average Flexible Mortgage Loan Balance.

Average Variable Rate Mortgage Loan Balance means, (i) in respect of a Swap Determination Period, an amount equal to the sum of the aggregate of the outstanding current balances of the Variable Rate Mortgage Loans at the start of business on the first day of such Swap Determination Period, and (ii) in respect of a Further Issue Determination Period, an amount equal to the sum of the aggregate of the outstanding current balances of the Further Issue Variable Rate Mortgage Loans at the start of business on the first day of such Further Issue Determination Period, in the case of both (i) and (ii) above, as notified to the Calculation Agent by the Cash Manager in accordance with the provisions of the Cash Management Agreement.

Blended Rate means, in respect of a Swap Determination Period, a rate of interest equal to the sum of (i) the Weighted Average Fixed Rate for such Swap Determination Period multiplied by the Fixed Rate Ratio for such Swap Determination Period; (ii) the Variable Rate Swap SVR for such Swap Determination Period multiplied by the Variable Rate Ratio for such Swap Determination Period, and (iii) the Flexible Swap Rate for such Swap Determination Period multiplied by the Flexible Ratio for such Swap Determination Period.

Blended Spread means, in respect of a Swap Determination Period, a percentage equal to the sum of (i) the Fixed Rate Spread for such Swap Determination Period multiplied by the Fixed Rate Ratio for such Swap Determination Period; (ii) the Variable Rate Spread for such Swap Determination Period multiplied by the Variable Rate Ratio for such Swap Determination Period, and (iii) the Flexible Spread for such Swap Determination Period multiplied by the Flexible Ratio for such Swap Determination Period.

Contribution Date has the meaning given to such term in the Master Definitions Schedule.

Fixed Rate Mortgage Loans means those Mortgage Loans within the Mortgage Portfolio from time to time which are subject to fixed rates of interest set by reference to a predetermined interest rate or series of interest rates for a fixed period or periods or are subject to a maximum rate of interest (and charge interest at the lesser of a variable rate and such maximum rate) for a fixed period or periods (and shall, for the avoidance of doubt, exclude Variable Rate Mortgage Loans and Flexible Mortgage Loans save for Flexible Mortgage Loans which are, at the relevant time, subject to such fixed rates of interest or such maximum rates of interest arrangements and shall also exclude any Fixed Rate Mortgage Loans which have become Re-Fixed Mortgage Loans during the immediately preceding Swap Determination Period).

Fixed Rate Ratio means, (i) in respect of a Swap Determination Period, the Average Fixed Rate Mortgage Loan Balance divided by the Average Mortgage Loan Balance, and (ii) in respect of a Further Issue Determination Period, the Further Issue Average Fixed Rate Mortgage Loan Balance divided by the Further Issue Average Mortgage Loan Balance.

Fixed Rate Spread means 0.21 per cent. per annum or such other percentage amount as Party A may notify to Party B and the Funding 2 Security Trustee in writing from time to time in accordance with paragraph 4 of this Confirmation.

Flexible Mortgage Loans means those Mortgage Loans within the Mortgage Portfolio that typically incorporate features that give the borrower options (which may be subject to certain conditions) to, among other things, make further drawings on the mortgage loan account, and/or to overpay or underpay interest and principal in a given month and/or to take a payment holiday (and shall, for the avoidance of doubt, exclude: (i) Flexible Mortgage Loans which are, at the relevant time, subject to fixed rates of interest set by reference to a pre-determined interest rate or series of interest rates for a fixed period or periods are subject to a maximum rate of interest (and charge interest at the lesser of a variable rate and such maximum rate) for a fixed period or periods (which shall, for such fixed period, constitute Fixed Mortgage Loans); and (ii) Variable Rate Mortgage Loans).

Flexible Ratio means, (i) in respect of a Swap Determination Period, the Average Flexible Mortgage Loan Balance divided by the Average Mortgage Loan Balance, and
(ii) in respect of a Further Issue Determination Period, the Further Issue Average Flexible Mortgage Loan Balance divided by the Further Issue Average Mortgage Loan Balance.

Flexible Spread means 1.55 per cent. per annum or such other percentage amount as Party A may notify to Party B and the Funding 2 Security Trustee in writing from time to time in accordance with paragraph 4 of this Confirmation.

Flexible Swap Rate means, (i) in respect of a Swap Determination Period, a rate of interest equal to the Variable Rate Swap SVR for such Swap Determination Period minus the weighted average of the discounts charged to borrowers of Flexible Mortgage Loans as at the start of business on the first day of such Swap Determination Period, and (ii) in respect of a Further Issue Determination Period, a rate of interest equal to the Variable Rate Swap SVR for such Further Issue Determination Period minus the weighted average of the discounts charged to borrowers of Flexible Mortgage Loans in the New Mortgage Portfolio as at the start of business on the first day of such Further Issue Determination Period, in the case of both (i) and (ii), the weighted average being calculated by reference to the then outstanding current balances of such Flexible Mortgage Loans as at that date, as determined by the Cash Manager in accordance with the provisions of the Cash Management Agreement.

Funding 2 means Granite Finance Funding 2 Limited.

Funding 2 Amount means, in respect of a Monthly Date, an amount in Sterling equal to the amount produced by applying the Blended Rate for the Swap Determination Period ending immediately prior to such Monthly Date to the Notional Amount in respect of such Swap Determination Period, such amount to be calculated by the Calculation Agent on the basis of the number of days in such Swap Determination Period, divided by 360 (the number of days to be calculated on the basis of a year of 360 days with twelve 30-day months, without regard to the date of the first day or last day of the Swap Determination Period).

Funding 2 Programme Date means 19 January 2005.

Funding 2 Share has the meaning given to such term in the Master Definitions Schedule.

Further Issue means an increase in the Funding 2 Share on a Further Issue Date; the amount of such increase for a particular Further Issue Date being a Further Issue Amount.

Further Issue Average Fixed Rate Mortgage Loan Balance means, in respect of a Further Issue Determination Period, an amount equal to the sum of the aggregate of the outstanding current balances of the Fixed Rate Mortgage Loans in the New Mortgage Portfolio as at the first day of such Further Issue Determination Period (after taking account of any transfer of a New Mortgage Portfolio to the Mortgages Trustee on such date) as notified to the Calculation Agent by the Cash Manager in accordance with the Cash Management Agreement.

Further Issue Average Flexible Mortgage Loan Balance means, in respect of a Further Issue Determination Period, an amount equal to the sum of the aggregate of the outstanding current balances of the Flexible Mortgage Loans in the New Mortgage Portfolio as at the first day of such Further Issue Determination Period (after taking account of any transfer of a New Mortgage Portfolio to the Mortgages Trustee on such date) as notified to the Calculation Agent by the Cash Manager in accordance with the provisions of the Cash Management Agreement.

Further Issue Average Mortgage Loan Balance means, in respect of a Further Issue Determination Period, the sum of the Further Issue Average Fixed Rate Mortgage Loan Balance, the Further Issue Average Variable Rate Mortgage Loan Balance and the Further Issue Average Flexible Mortgage Loan Balance.

Further Issue Average Variable Rate Mortgage Loan Balance means, in respect of a Further Issue Determination Period, an amount equal to the sum of the aggregate of the outstanding current balances of the Variable Rate Mortgage Loans in the New Mortgage Loan Portfolio as at the first day of such Further Issue Determination Period (after taking account of any transfer of a New Mortgage Portfolio to the Mortgages Trustee on such date) as notified to the Calculation Agent by the Cash Manager in accordance with the provisions of the Cash Management Agreement.

Further Issue Blended Rate means, in respect of a Further Issue Determination Period, a rate of interest equal to the sum of (i) the Weighted Average Fixed Rate for such Further Issue Determination Period multiplied by the Fixed Rate Ratio for such Further Issue Determination Period; (ii) the Variable Rate Swap SVR for such Further Issue Determination Period multiplied by the Variable Rate Ratio for such Further Issue Determination Period, and (iii) the Flexible Swap Rate for such Further Issue Determination Period multiplied by the Flexible Ratio for such Further Issue Determination Period.

Further Issue Blended Spread means in respect of a Further Issue Determination Period, a percentage equal to the sum of (i) the Fixed Rate Spread for such Further Issue Determination Period multiplied by the Fixed Rate Ratio for such Further Issue Determination Period; (ii) the Variable Rate Spread for such Further Issue Determination Period multiplied by the Variable Rate Ratio for such Further Issue Determination Period, and (iii) the Flexible Spread for such Further Issue Determination Period multiplied by the Flexible Ratio for such Further Issue Determination Period.

Further Issue Date means a Contribution Date or an Assignment Date on which Loan Tranches with Loan Payment Dates scheduled to fall on the twentieth day of any month are advanced to Funding 2 under the Global Intercompany Loan Agreement, and which, as the case may be and, for the avoidance of doubt, does not include any Distribution

Date regardless of whether or not such date is also a Contribution Date or an Assignment Date.

Further Issue Determination Period means a period commencing on (and including) a Further Issue Date and ending on (but excluding) the next occurring Swap Determination Date.

Further Issue Fixed Rate Mortgage Loans means in respect of a Further Issue, those Fixed Rate Mortgage Loans comprised in the Further Issue Mortgage Portfolio relating to such Further Issue.

Further Issue Flexible Mortgage Loans means in respect of a Further Issue, those Flexible Mortgage Loans comprised in the Further Issue Mortgage Portfolio relating to such Further Issue.

Further Issue Funding 2 Amount means, in respect of a Further Issue Determination Period, an amount in Sterling equal to the amount produced by applying (i) in respect of each Contribution Date which is not also an Assignment Date, the Blended Rate for the Swap Determination Period in which such Further Issue Determination Period falls, and (ii) in respect of each Contribution Date which is also an Assignment Date, the Further Issue Blended Rate for such Further Issue Determination Period, to the Further Issue Notional Amount, such amount to be calculated by the Calculation Agent on the basis of the number of days in such Further Issue Determination Period, divided by 360 (the number of days to be calculated on the basis of a year of 360 days with 12 30-day months, without regard to the date of the first day or last day of the Further Issue Determination Period). For the avoidance of doubt, there will be a Further Issue Funding 2 Amount in respect of each Further Issue Date that occurs during a Swap Determination Date.

Further Issue Mortgage Portfolio means in respect of a Further Issue, the New Mortgage Portfolio (if any) that is transferred to the Mortgages Trustee on the relevant Assignment Date.

Further Issue Notional Amount means in respect of a Further Issue, the Further Issue Amount relating to such Further Issue.

Further Issue Swap Provider Amount means in respect of a Monthly Date and a Further Issue Determination Period which ends immediately prior to such Monthly Date, an amount in Sterling, which is equal to the amount produced by applying, a rate equal to One Month LIBOR applicable to the Monthly Determination Period in which such Further Issue Determination Period falls, plus (i) in respect of each Contribution Date which is not also the Assignment Date with respect to such Contribution Date, the Blended Spread for the Swap Determination Period in which such Further Issue Determination Period falls, and (ii) in respect of each Contribution Date which is the Assignment Date with respect to such Contribution Date, the Further Issue Blended Spread for the Further Issue Determination Period, to the Further Issue Notional Amount, such amount to be calculated by the Calculation Agent on the basis of the actual number of days in such Further Issue Determination Period, divided by 365. For the avoidance of doubt, there will be a Further Issue Swap Provider Amount in respect of each Further Issue Date that occurs during a Swap Determination
Date.

Further Issuer Variable Rate Mortgage Loans means in respect of a Further Issue, those Variable Rate Mortgage Loans comprised in the Further Issue Mortgage Portfolio relating to such Further Issue.

Loan Tranche has the meaning given to such term in the Master Definitions Schedule.

Monthly Date means the twentieth day of each calendar month from, and including 20 February 2005 to, but excluding, the Termination Date, subject to adjustment in accordance with the Following Business Day Convention. It is understood that payments to be made on any given payment date referred to under "Payments" below shall be those payments relating to the Swap Determination Period and/or Monthly Determination Period and any Further Issue Determination Period immediately preceding such Monthly Date.

Monthly Determination Period means each period from, and including, one Monthly Date to, but excluding, the next Monthly Date during the Term of the Transaction except that (a) the initial Monthly Determination Period will commence on, and include, the Effective Date and (b) the final Monthly Determination Period will end on, but exclude, the Termination Date.

Mortgage Conditions has the meaning given to such term in the Master Definitions Schedule.

Mortgage Portfolio has the meaning given to such term in the Master Definitions Schedule.

Mortgages Trustee has the meaning given to such term in the Master Definitions Schedule.

New Mortgage Portfolio has the meaning given to such term in the Master Definitions Schedule.

Notes has the meaning given to such term in the Master Definitions Schedule.

Notional Amount means, in respect of any Swap Determination Period an amount in Sterling equal to (a) the Funding 2 Share as determined on the first day of such Swap Determination Period (multiplied by the Relevant Fraction), minus (b) the aggregate outstanding principal balance of any Fixed Rate Mortgage Loans which have become Re-Fixed Mortgage Loans at any time from (and including) the Funding 2 Programme Date to (but including) the first day of such Swap Determination Period (multiplied by the Relevant Fraction). For the avoidance of doubt such amount shall be adjusted for any increase or reduction in the Funding 2 Share on such date (which shall mean that any Further Issue Amounts arising during a Swap Determination Period shall be added to such amount on the first day of the next Swap Determination Period). For the purposes of determining the Swap Provider Amount, the Notional Amount for a Monthly Determination Period shall be the Notional Amount for the Swap Determination Period in which the Monthly Determination Period commences.

One Month LIBOR means, in respect of a Monthly Determination Period, GBP-LIBOR-BBA, where the Reset Date is the first day of the relevant Monthly Determination Period and the Designated Maturity is one month; except for the first Monthly Determination Period for which Linear Interpolation is applicable and in respect of which the Linear Interpolation shall be applied by reference to the 2 weeks and 1 month rates.

Outstanding Principal Balance has the meaning given to such term in the Master Definitions Schedule.

Reference Lenders means Abbey National PLC, Alliance & Leicester plc, Bradford and Bingley plc, HBOS plc, Lloyds TSB Bank plc, National Westminster Bank Plc and Woolwich plc (or their respective successors) and such additional or replacement residential mortgage lenders as shall be determined by the Calculation Agent and Reference Lender means any one of them.

Re-Fixed Mortgage Loans has the meaning given to such term in the Master Definitions Schedule.

Relevant Fraction means, as at the beginning of a Swap Determination Period, a fraction, the numerator of which is the aggregate principal amount outstanding under Notes having a Note Payment Date scheduled to fall on the twentieth day of any month (adjusted by the Calculation Agent to reflect the amount of Principal Deficiency Ledger attributable to such Notes) and the denominator of which is the aggregate principal amount outstanding under all Notes less the Principal Deficiency Ledger.

Swap Determination Date means the first Business Day of any calendar month occurring during the period commencing on the Funding 2 Programme Date and ending on the Termination Date.

Swap Determination Period means the period from (and including) the Funding 2 Programme Date to (but excluding) the first Swap Determination Date and thereafter from (and including) a Swap Determination Date to (but excluding) the next Swap Determination Date.

Swap Provider Amount means, in respect of a Monthly Date and the Monthly Determination Period which ends immediately prior to such Monthly Date, an amount in Sterling which is equal to the amount produced by applying, a rate equal to One Month LIBOR applicable to such Monthly Determination Period plus the Blended Spread for the Swap Determination Period ending immediately preceding the Monthly Date, to the Notional Amount, such amount to be calculated by the Calculation Agent on the basis of the actual number of days in such Monthly Determination Period, divided by 365.

Variable Rate Mortgage Loans means those Mortgage Loans within the Mortgage Portfolio from time to time which are subject to a rate of interest which at any time may be varied in accordance with the relevant Mortgage Conditions (and shall, for the avoidance of doubt, exclude Fixed Rate Mortgage Loans and Flexible
Mortgage Loans).

Variable Rate Ratio means, in respect of a Swap Determination Period, the Average Variable Rate Mortgage Loan Balance divided by the Average Mortgage Loan Balance, and in respect of a Further Issue Determination Period, the Further Issue Average Variable Rate Mortgage Loan Balance divided by the Further Issue Average Mortgage Loan Balance.

Variable Rate Spread means 1.75 per cent. per annum or such other percentage amount as Party A may notify to Party B and the Funding 2 Security Trustee in writing from time to time in accordance with paragraph 4 of this Confirmation.

Variable Rate Swap SVR means, (i) in respect of a Swap Determination Period, the rate equal to the average of the standard variable rates or their equivalent charged to existing borrowers on residential mortgage loans as published from time to time as at the start of business on the first day of such Swap Determination Period, and (ii) in respect of a Further Issue Determination Period, the rate equal to the average of the standard variable rates or their equivalent charged to existing borrowers on residential mortgage loans as published from time to time as at the start of business on the first day of such Further Issue Determination Period, in the case of both (i) and (ii) above, after excluding the highest and lowest rate, of the Reference Lenders, as determined by the Cash Manager in good faith and notified to the Calculation Agent from time to time in accordance with the Cash Management Agreement.

Weighted Average Fixed Rate means, (i) in respect of a Swap Determination Period, the rate equal to the weighted average of the fixed rates of interest charged to borrowers of Fixed Rate Mortgage Loans as at the start of business on the first day of such Swap Determination Period, and (ii) in respect of a Further Issue Determination Period, the rate equal to the weighted average of the fixed rates of interest charged to borrowers of Fixed Rate Mortgage Loans in the New Mortgage Portfolio as at the start of business on the first day of such Further Issue Determination Period, in the case of both (i) and (ii) above, the weighted average being calculated by reference to the then outstanding current balances of such Fixed Rate Mortgage Loans as at that date, as notified by the Cash Manager to the Calculation Agent in accordance with the provisions of the Cash Management Agreement.

 1. The terms of the Transaction to which this Confirmation relates are as follows:

         Party A:                               Northern Rock plc.

         Party B:                               Granite Finance Funding 2
                                                Limited.

         Trade Date:                            19 January 2005.

         Effective Date:                        The Funding 2 Programme Date.

Termination Date: One calendar month following the reduction in the Sterling amount of the Funding 2 Share to zero.

         Business Days:             London.

         Calculation of Amounts:    On the Swap Determination Date immediately
                                    preceding each Monthly Date, the
                                    Calculation Agent shall calculate the
                                    Aggregate Swap Provider Amount for such
                                    Monthly Date and the Aggregate Funding 2
                                    Amount for such Monthly Date, and
                                    forthwith notify Party A, Party B, the
                                    Cash Manager and the Issuer Cash Manager of the amounts so determined and of the net amount determined as set out below.

         Payments:                  If in relation to any Monthly Date:

                                    (i)      the Aggregate Swap Provider
                                             Amount for such Monthly Date
                                             exceeds the Aggregate Funding 2
                                             Amount for such Monthly Date,
                                             Party A shall pay the amount of
                                             such excess to Party B on the
                                             seventeenth day of the calendar
                                             month (subject to adjustment in
                                             accordance with the Following
                                             Business Day Convention) in which
                                             the Monthly Date falls;

                                    (ii)     the Aggregate Funding 2 Amount
                                             for such Monthly Date exceeds the
                                             Aggregate Swap Provider Amount
                                             for such Monthly Date, Party B
                                             shall pay the amount of such
                                             excess to Party A on the
                                             seventeenth day of the calendar
                                             month (subject to adjustment in
                                             accordance with the Following
                                             Business Day Convention) in which
                                             the Monthly Date falls;

                                    (iii)    the Aggregate Swap Provider
                                             Amount for such Monthly Date is
                                             equal to the Aggregate Funding 2
                                             Amount for such Monthly Date, no
                                             amount shall be due and payable
                                             by either party hereunder in
                                             relation to such Monthly Date
                                             with respect to the Aggregate
                                             Swap Provider Amount and the
                                             Aggregate Funding 2 Amount.

         Calculation Agent:         Northern Rock plc acting in its capacity as
                                    Administrator pursuant to the
                                    Administration Agreement or as Cash Manager pursuant to the Cash Management Agreement, as the case may be.

 2.      Account Details:

         Payments to Party A:    Bank:          Northern Rock plc
                                 Account Name:  Northern Rock Group
                                                Treasury
                                 Sort Code:     30-00-59
                                 Reference:     Granite Finance Funding 2
                                                Limited

         Payments to Party B:    Bank:          Northern Rock plc
                                 Account Name:  Granite Finance Funding 2
                                                Limited
                                 Account Number:20070228
                                 Sort Code:     30-00-59
                                 Reference:     10016

3.       Notice Details:

         Party A:                Northern Rock plc

         Address:                Northern Rock House
                                 Gosforth
                                 Newcastle upon Tyne
                                 NE3 4PL

         Facsimile Number:       0191-279-4694

         Attention:              Treasury Settlements Manager

         Party B:                Granite Finance Funding 2 Limited

         Address:                Fifth Floor
                                 100 Wood Street
                                 London
                                 EC2V 7EX

         With a copy to:         Northern Rock plc
                                 Northern Rock House
                                 Gosforth
                                 Newcastle upon Tyne
                                 NE3 4PL

         Facsimile Number:       0191 279 4929

         Attention:              Andy McClean

         With a copy to the
         Funding 2 Security Trustee: The Bank of New York

         Address:                One Canada Square
                                 48th Floor
                                 London
                                 E14 5AL

         Facsimile Number:       020 7964 6399

         Attention:              Global Structured Finance
                                 (Corporate Trust)

 4.      Miscellaneous

(a) Notwithstanding any other provision of this Confirmation, if on any date Funding 2 draws down a new Loan Tranche or increases the Outstanding Principal Balance under an existing Loan Tranche, then to reflect prevailing market conditions, provided, the Rating Agencies have confirmed that any adjustments carried out in accordance with this provision will not result in a lowering, qualification or withdrawal of the Notes issued by any Funding 2 Issuer to lower than the rating of such Notes immediately prior to such adjustment, Party A may, by giving notice in writing to Party B and to the Funding 2 Security Trustee on such date, make any adjustments it deems appropriate to the Fixed Rate Spread, the Flexible Spread and the Variable Rate Spread (or any of them) for the Swap Determination Period in which such date occurs and for all Swap Determination Periods occurring after such date (subject always to any further adjustment pursuant to this paragraph 4).

(b) If the payment of any Aggregate Swap Provider Amount is deferred in accordance with Part 5(h)(iii) of the Schedule to the Agreement, then the amount so deferred (the Swap Provider Deferred Amount) shall, subject to the terms of this Confirmation, be payable on the next date on which a payment is to be made under "Payments" above (together with interest thereon (the Swap Provider Deferred Interest) at the Blended Spread for the relevant Swap Determination Period) and the Swap Provider Amount due on such next date on which a payment is to be made under "Payments" above shall be deemed to include the Swap Provider Deferred Amount and the Swap Provider Deferred Interest.

         If the payment of any Aggregate Funding 2 Amount is deferred in accordance with Part 5(h)(iii) the Agreement, then the amount so deferred (the Funding 2 Deferred Amount) shall, subject to the terms of this Confirmation, be payable on the next date on which a payment is to be made under "Payments" above (together with interest thereon (the Funding 2 Deferred Interest) at the Blended Rate for the relevant Swap Determination Period) and the Aggregate Funding 2 Amount due on such next date on which a payment is to be made under "Payments" above shall be deemed to include the Funding 2 Deferred Amount and the Funding 2 Deferred Interest.

Yours faithfully

Northern Rock plc

By:


Name:

Title:



Confirmed as of the date first written:

Granite Finance Funding 2 Limited

By:


Name:

Title:

                                                             Execution Version

                                                       (Basis Rate Swap 2/20A)


From:            Northern Rock plc
                 Northern Rock House
                 Gosforth
                 Newcastle Upon Tyne
                 NE3 4PL

Attention:       Swaps Administration

To:              Granite Finance Funding 2 Limited
                 Fifth Floor
                 100 Wood Street
                 London
                 EC2V 7EX

Attention:       Securitisation Team, Risk Operations

                                                                   17 May 2007

Dear Sirs

Re: Basis Rate Swap Transaction No. 2/20A Confirmation relating to the Relevant Issuer Notes

The purpose of this letter is to confirm the terms and conditions of the swap transaction entered into between us on the Trade Date specified below (the Swap Transaction). This letter constitutes a "Confirmation" as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of 19 January 2005, as amended and supplemented from time to time (the Agreement), between us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

This Confirmation amends and restates in its entirety a letter agreement (Basis Rate Swap 2A) dated 19 January 2005.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the Definitions), are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the Definitions. Any terms not otherwise defined herein or in the Definitions shall have the meanings given to them in the Programme Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy LLP on 19 January 2005 (as the same may be amended, restated, varied, supplemented and/or otherwise modified from time to time with the consent of the parties hereto).

As used in this Confirmation:

Note Payment Date means any Note Payment Date (as defined in the Relevant Issuer Notes) on which interest is payable under the Relevant Issuer Notes.

Relevant Issuer Notes means the Notes from time to time issued by any Funding 2 Issuer on or after the Effective Date with Note Payment Dates scheduled to fall (subject to adjustment in accordance with any applicable business day convention on 20 January, 20 April, 20 July and 20 October of any year (Quarterly Payment Dates) and any Notes from time to time issued by any Funding 2 Issuer on or after the Effective Date with monthly Note Payment Dates where the rate of interest applicable to the Loan Tranche(s) relating to such Notes is scheduled to be reset (subject to adjustment in accordance with any applicable business day convention) on 20 January, 20 April, 20 July and 20 October of any year; except that Relevant Issuer Notes shall not include any Notes in respect of which a Step-Up Date has occurred on or before the immediately preceding Note Payment Date or a Pass-Through Trigger Event has occurred.

 1 The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Party A:                                        Northern Rock plc.

Party B:                                        Granite Finance Funding 2
                                                Limited.

Trade Date:                                     19 January 2005.

Effective Date:                                 19 January 2005.

Termination Date:                               The Final Maturity Date of the
                                                last remaining Relevant Issuer
                                                Notes outstanding from time to
                                                time.

Period End Dates:                               The twentieth day of each
                                                calendar month during the Term
                                                from, and including, 20 February
                                                2005 to, but excluding, the
                                                Termination Date, subject to
                                                adjustment with the Following
                                                Business Day Convention, and the
                                                Termination Date (each a Period
                                                End Date).

Notional Amount:                                On any Period End Date which is
                                                also a Quarterly Payment Date,
                                                an amount in GBP equal to the
                                                aggregate Outstanding Principal
                                                Balance of the Loan Tranches
                                                relating to the Relevant Issuer
                                                Notes on the immediately
                                                preceding Quarterly Payment
                                                Date; plus, the aggregate
                                                Outstanding Principal Balance of
                                                the Loan Tranches relating to
                                                the Relevant Issuer Notes made
                                                in the period from (and
                                                excluding) the immediately
                                                preceding Quarterly Payment Date
                                                to (and excluding) such Period
                                                End Date (which for the
                                                avoidance of doubt will be each
                                                Increased OPB arising during
                                                such period); less, an amount
                                                equal to "x" multiplied by the
                                                balance of the Principal
                                                Deficiency Ledger on the
                                                immediately preceding Quarterly
                                                Payment Date where "x" is a
                                                percentage (determined by the
                                                Calculation Agent to be the
                                                portion of the Principal
                                                Deficiency Ledger attributable
                                                to the Relevant Issuer Notes).
                                                It is understood that the
                                                Notional Amount on any
                                                Quarterly Payment Date shall be
                                                determined after any reduction
                                                of the Outstanding Principal
                                                Balance of the Loan Tranches
                                                relating to the Relevant Issuer
                                                Notes that may occur on such
                                                date.

                                                With respect to any Period End
                                                Date that is not a Quarterly
                                                Payment Date, the Notional
                                                Amount shall be the Notional
                                                Amount for the immediately
                                                preceding Quarterly Payment
                                                Date determined in the manner
                                                described above or where there
                                                has been no Quarterly Payment
                                                Date, the issue date of the
                                                Relevant Issuer Notes.

                                                The Notional Amount in respect
                                                of each Period End Date shall be
                                                notified to the Calculation
                                                Agent by the Cash Manager
                                                pursuant to paragraph 1(a) of
                                                Schedule 2 to the Cash
                                                Management Agreement.

A.       Floating Payments

Floating Amounts I:

         Floating Rate Payer I:                 Party A.

         Floating Rate Payer I                  GBP-LIBOR-BBA.
         Floating Rate Option:

         Floating Rate Payer I                  Three months; except in respect
         Designated Maturity:                   of the initial Calculation
                                                Period for which Linear
                                                Interpolation is applicable and
                                                in respect of which the Linear
                                                Interpolation shall be applied
                                                by reference to the one month
                                                and two month rates.

         Floating Rate Payer I Spread:          Zero per cent. per annum.

         Floating Rate Payer I                  Actual/365 (Fixed).
         Floating Rate Day Count Fraction:

         Floating Rate Payer I                  The first day of each
         Reset Dates:                           Calculation Period; provided
                                                however, that in respect of
                                                every Calculation Period that
                                                does not start on a Quarterly
                                                Payment Date, the Floating Rate
                                                in effect for such Calculation
                                                Period shall be the Floating
                                                Rate for the immediately
                                                preceding Calculation Period.

         Floating Rate Payer I Payment Dates:   With respect to a Calculation
                                                Period, the seventeenth day of
                                                the calendar month in which such
                                                Calculation Period ends subject
                                                to adjustment in accordance with
                                                the Following Business Day
                                                Convention.

Floating Amounts II:

         Floating Rate Payer II:                Party B.

         Floating Rate Payer II                 GBP-LIBOR-BBA.
         Floating Rate Option:

         Floating Rate Payer II                 One month.
         Designated Maturity:

         Floating Rate Payer II                 Actual/365 (Fixed).
         Floating Rate Day Count Fraction:

         Floating Rate Payer II                 The first day of each
         Reset Dates:                           Calculation Period.

         Floating Rate Payer II Payment Dates:  With respect to a Calculation
                                                Period, the seventeenth day of
                                                the calendar month in which such
                                                Calculation Period ends subject
                                                to adjustment in accordance with
                                                the Following

                                                      Business Day Convention.

Calculation Agent:                              Party A.


B.       Account Details:

Payments to Floating Rate Payer I:

Account for Payments in GBP:                    Northern Rock plc
                                                Northern Rock Group Treasury
                                                30-00-59

                                                Granite Finance Funding 2
                                                Limited
                                                Basis Swap 2/20A

Payments to Floating Rate Payer II:

Account for Payments in GBP:                    Northern Rock plc
                                                Granite Finance Funding 2
                                                Limited
                                                Account Number: 20070228
                                                Sort Code:      30-00-59
                                                Reference:      10016

C.       Notice Details:

Floating Rate Payer I:                          Northern Rock plc

         Address:                               Northern Rock House
                                                Gosforth
                                                Newcastle upon Tyne
                                                NE3 4PL

         Facsimile Number:                      0191 279 4694

         Attention:                             Treasury Settlements Manager

Floating Rate Payer II:                         Granite Finance Funding 2
                                                Limited

         Address:                               Fifth Floor
                                                100 Wood Street
                                                London
                                                EC2V 7EX

With a copy to:                                 Northern Rock plc
                                                Northern Rock House
                                                Gosforth
                                                Newcastle upon Tyne
                                                NE3 4PL

         Facsimile Number:                      +44 191 279 4929

         Attention:                             Andy McClean

And with a copy to the                          The Bank of New York
Funding 2 Security Trustee:

         Address:                               One Canada Square
                                                48th Floor
                                                London
                                                E14 5AL

         Facsimile Number:                      020 7964 6399

         Attention:                             Global Structured Finance
                                                (Corporate Trust)

D.       Offices:                               The Office of Party A for each
                                                of the Transactions evidenced by
                                                this Confirmation is London.

E.       Further Issue Amounts

         If on any date during a Calculation Period (other than a Quarterly Payment Date) (an Increased OPB Date), as a consequence of the issue of Relevant Issuer Notes during such Calculation Period, the aggregate Outstanding Principal Balance of the Loan Tranches relating to the Relevant Issuer Notes increases, (the amount of such increase being an Increased OPB), a further Transaction (a Further Issue Transaction) shall be deemed to have occurred in respect of such Increased OPB on terms identical to those set out above in respect of the Swap Transaction, except as modified below.

         Notional Amount:                       The Notional Amount of a Further
                                                Issue Transaction shall be an
                                                amount equal to the relevant
                                                Increased OPB (the Further Issue
                                                Notional Amount).

         Effective Date:                        The Effective Date of a Further
                                                Issue Transaction (the Further
                                                Issue Effective Date) shall be
                                                the relevant Increased OPB Date.

         Termination Date:                      The Termination Date of a
                                                Further Issue Transaction shall
                                                be the Quarterly Payment Date
                                                immediately following the
                                                relevant Further Issue Effective
                                                Date (the Further Issue
                                                Termination Date).

         Reset Dates:                           The Reset Dates for a Further
                                                Issue Transaction shall be:

                                                (i) in respect of Party A, the
                                                Floating Rate Payer I Reset
                                                Dates, except in
                                                respect of the first Calculation
                                                Period of the Further Issue
                                                Transaction, the Reset Date for
                                                which will be the Further Issue
                                                Effective Date and, for the
                                                avoidance of doubt, the Floating
                                                Rate I applicable to any
                                                Calculation Period following the
                                                first Calculation Period shall
                                                be the Floating Rate I for such
                                                first Calculation Period; and

                                                (ii) in respect of Party B, the
                                                Floating Rate Payer II Reset
                                                Dates, including for the
                                                avoidance of doubt the first
                                                Calculation Period of the
                                                Further Issue Transaction.

         Floating Amounts I and II:             The Designated Maturity for a
                                                Further Issue Transaction shall
                                                be:

                                                (i) in respect of Party A, the
                                                period from, and including, the
                                                Further Issue Effective Date to,
                                                but excluding, the Further Issue
                                                Termination Date. Linear
                                                Interpolation shall apply; and

                                                (ii) in respect of Party B, the
                                                Floating Rate Payer II
                                                Designated Maturity.

Where any Relevant Issuer Notes are issued on terms where the Loan Tranche(s) relating to such Notes have an initial interest rate set by reference to a rate of interest determined by reference to a period in excess of three months (Long First Interest Period Notes), the Calculation Agent shall, as soon as practicable following issue, notify the parties of how payments and calculations under this Confirmation are to be made in order to reflect such Long First Interest Period Notes. It being understood that with effect from the beginning of the period under the Loan Tranche(s) when the initial interest rate no longer applies, the Notional Amount shall be increased by the Outstanding Principal Balance of the Loan Tranche(s) relating to the Long First Interest Period Notes.

F.       Miscellaneous

         If the payment of any Floating Amount I is deferred in accordance with
         Part 5(h)(iii) of the Schedule to the Agreement, then the amount so deferred (the Floating Amount I Deferred Amount) shall, subject to the terms of this Confirmation, be payable on the next Payment Date (together with interest thereon (the Floating Amount I Deferred Interest) at the Floating Rate Payer I Floating Rate for the relevant Calculation Period) and the Floating Amount I due on such Payment Date shall be deemed to include the Floating Amount I Deferred Amount and the Floating Amount I Deferred Interest.

         If the payment of any Floating Amount II is deferred in accordance with
         Part 5(h)(iii) the Agreement, then the amount so deferred (the Floating Amount II Deferred Amount) shall, subject to the terms of this Confirmation, be payable on the next Payment Date (together with interest thereon (the Floating Amount II Deferred Interest) at the Floating Rate Payer II Floating Rate for the relevant Calculation Period) and the Floating Amount II due on such Payment Date shall be deemed to include the Floating Amount II Deferred Amount and the Floating Amount II Deferred Interest.

For the purposes of Section 2(c) of the Agreement, any amounts owing by one party to another party under a Further Issue Transaction on a Swap Payment Date, shall be deemed to be amounts payable by such party in respect of the Swap Transaction on such Payment Date and shall be netted in accordance with Section 2(c).

It is understood that on each Further Issue Termination Date the calculation of the aggregate Outstanding Principal Balance of the Loan Tranches relating to the Relevant Issuer Notes will include any Further Issue Notional Amount in respect of any Further Issue Transaction which terminated on such date. In addition, it is also understood that if on any Quarterly Payment Date the Outstanding Principal Balance of the Loan Tranches relating to the Relevant Issuer Notes is increased by an amount, the Notional Amount of the Swap Transaction shall increase by such amount.

In consideration of entering into this letter agreement, the letter agreement (Basis Rate 2/20B) and the letter agreement (Basis Rate 2/20C) the parties agree that the letter agreement (Basis Rate Swap 2D) dated 26 January 2005 is hereby terminated and neither party shall owe the other any obligations thereunder as a consequence of such termination.

Please confirm your agreement to be bound by the terms of the foregoing by executing a copy of this Confirmation and returning it to us by facsimile.

Yours faithfully


Northern Rock plc

By:


Name:
Title:

Confirmed as of the date first written:

Granite Finance Funding 2 Limited

By:


Name:
Title:

                                                             Execution Version

                                                       (Basis Rate Swap 2/20B)

From:            Northern Rock plc
                 Northern Rock House
                 Gosforth
                 Newcastle Upon Tyne
                 NE3 4PL

Attention:       Swaps Administration

To:              Granite Finance Funding 2 Limited
                 Fifth Floor
                 100 Wood Street
                 London
                 EC2V 7EX

Attention:       Securitisation Team, Risk Operations

                                                                   17 May 2007

Dear Sirs

Re: Basis Rate Swap Transaction No. 2/20B Confirmation relating to the Relevant Issuer Notes

The purpose of this letter is to confirm the terms and conditions of the swap transaction entered into between us on the Trade Date specified below (the Swap Transaction). This letter constitutes a "Confirmation" as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of 19 January 2005, as amended and supplemented from time to time (the Agreement), between us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

This Confirmation amends and restates in its entirety a letter agreement (Basis Rate Swap 2B) dated 19 January 2005.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the Definitions), are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the Definitions. Any terms not otherwise defined herein or in the Definitions shall have the meanings given to them in the Programme Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy LLP on 19 January 2005 (as the same may be amended, restated, varied, supplemented and/or otherwise modified from time to time with the consent of the parties hereto).

As used in this Confirmation:

Note Payment Date means any Note Payment Date (as defined in the Relevant Issuer Notes) on which interest is payable under the Relevant Issuer Notes.

Relevant Issuer Notes means the Notes from time to time issued by any Funding 2 Issuer on or after the Effective Date with Note Payment Dates scheduled to fall (subject to adjustment in accordance with any applicable business day convention on 20 February, 20 May, 20 August and 20 November of any year (Quarterly Payment Dates) and any Notes from time to time issued by any Funding 2 Issuer on or after the Effective Date with monthly Note Payment Dates where the rate of interest applicable to the Loan Tranche(s) relating to such Notes is scheduled to be reset (subject to adjustment in accordance with any applicable business day convention) on 20 February, 20 May, 20 August and 20 November of any year; except that Relevant Issuer Notes shall not include any Notes in respect of which a Step-Up Date has occurred on or before the immediately preceding Note Payment Date or a Pass-Through Trigger Event has occurred.

 1 The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Party A:                                        Northern Rock plc.

Party B:                                        Granite Finance Funding 2
                                                Limited.

Trade Date:                                     19 January 2005.

Effective Date:                                 19 January 2005.

Termination Date:                               The Final Maturity Date of the
                                                last remaining Relevant Issuer
                                                Notes outstanding from time to
                                                time.

Period End Dates:                               The twentieth day of each
                                                calendar month during the Term
                                                from, and including, 20 February
                                                2005 to, but excluding, the
                                                Termination Date, subject to
                                                adjustment with the Following
                                                Business Day Convention, and the
                                                Termination Date (each a Period
                                                End Date).

Notional Amount:                                On any Period End Date which is
                                                also a Quarterly Payment Date,
                                                an amount in GBP equal to the
                                                aggregate Outstanding Principal
                                                Balance of the Loan Tranches
                                                relating to the Relevant Issuer
                                                Notes on the immediately
                                                preceding Quarterly Payment
                                                Date; plus, the aggregate
                                                Outstanding Principal Balance of
                                                the Loan Tranches relating to
                                                the Relevant Issuer Notes made
                                                in the period from (and
                                                excluding) the immediately
                                                preceding Quarterly Payment Date
                                                to (and excluding) such Period
                                                End Date (which for the
                                                avoidance of doubt will be each
                                                Increased OPB arising during
                                                such period); less, an amount
                                                equal to "x" multiplied by the
                                                balance of the Principal
                                                Deficiency Ledger on the
                                                immediately preceding Quarterly
                                                Payment Date where "x" is a
                                                percentage (determined by the
                                                Calculation Agent to be the
                                                portion of the Principal
                                                Deficiency Ledger attributable
                                                to the Relevant Issuer Notes).
                                                It is understood that the
                                                Notional Amount on any
                                                Quarterly Payment Date shall be
                                                determined after any reduction
                                                of the Outstanding Principal
                                                Balance of the Loan Tranches
                                                relating to the Relevant Issuer
                                                Notes that may occur on such
                                                date.

                                                With respect to any Period End
                                                Date that is not a Quarterly
                                                Payment Date, the Notional
                                                Amount shall be the Notional
                                                Amount for the immediately
                                                preceding Quarterly Payment Date
                                                determined in the manner
                                                described above or where there
                                                has been no Quarterly Payment
                                                Date, the issue date of the
                                                Relevant Issuer Notes.

                                                The Notional Amount in respect
                                                of each Period End Date shall be
                                                notified to the Calculation
                                                Agent by the Cash Manager
                                                pursuant to paragraph 1(a) of
                                                Schedule 2 to the Cash
                                                Management Agreement.

A.       Floating Payments

Floating Amounts I:

         Floating Rate Payer I:                 Party A.

         Floating Rate Payer I                  GBP-LIBOR-BBA.
         Floating Rate Option:

         Floating Rate Payer I                  Three months; except in respect
         Designated Maturity:                   initial Calculation Period for
                                                which Linear Interpolation is
                                                applicable and in respect of
                                                which the Linear Interpolation
                                                shall be applied by reference
                                                to the one month and two month
                                                rates.

         Floating Rate Payer I Spread:          Zero per cent. per annum.

         Floating Rate Payer I                  Actual/365 (Fixed).
         Floating Rate Day Count Fraction:

         Floating Rate Payer I                  The first day of each
         Reset Dates:                           Calculation Period; provided
                                                however, that in respect of
                                                every Calculation Period that
                                                does not start on a Quarterly
                                                Payment Date, the Floating Rate
                                                in effect for such Calculation
                                                Period shall be the Floating
                                                Rate for the immediately
                                                preceding Calculation Period.

         Floating Rate Payer I Payment Dates:   With respect to a Calculation
                                                Period, the seventeenth day of
                                                the calendar month in which such
                                                Calculation Period ends subject
                                                to adjustment in accordance with
                                                the Following Business Day
                                                Convention.

Floating Amounts II:

         Floating Rate Payer II:                Party B.

         Floating Rate Payer II                 GBP-LIBOR-BBA.
         Floating Rate Option:

         Floating Rate Payer II                 One month.
         Designated Maturity:

         Floating Rate Payer II                 Actual/365 (Fixed).
         Floating Rate Day Count Fraction:

         Floating Rate Payer II                 The first day of each
         Reset Dates:                           Calculation Period.

         Floating Rate Payer II Payment Dates:  With respect to a Calculation
                                                Period, the seventeenth day of
                                                the calendar month in which such
                                                Calculation Period ends subject
                                                to adjustment in accordance with
                                                the Following

                                                Business Day Convention.

Calculation Agent:                              Party A.


B.       Account Details:

Payments to Floating Rate Payer I:

Account for Payments in GBP:                    Northern Rock plc
                                                Northern Rock Group Treasury
                                                30-00-59

                                                Granite Finance Funding 2
                                                Limited
                                                Basis Swap 2/20B

Payments to Floating Rate Payer II:

Account for Payments in GBP:                    Northern Rock plc
                                                Granite Finance Funding 2
                                                Limited
                                                Account Number: 20070228
                                                Sort Code:      30-00-59
                                                Reference:      10016

C.       Notice Details:

Floating Rate Payer I:                          Northern Rock plc

         Address:                               Northern Rock House
                                                Gosforth
                                                Newcastle upon Tyne
                                                NE3 4PL

         Facsimile Number:                      0191 279 4694

         Attention:                             Treasury Settlements Manager

Floating Rate Payer II:                         Granite Finance Funding 2
                                                Limited

         Address:                               Fifth Floor
                                                100 Wood Street
                                                London
                                                EC2V 7EX

With a copy to:                                 Northern Rock plc
                                                Northern Rock House Gosforth
                                                Newcastle upon Tyne
                                                NE3 4PL

         Facsimile Number:                      +44 191 279 4929

         Attention:                             Andy McClean

And with a copy to the                          The Bank of New York
Funding 2 Security Trustee:

         Address:                               One Canada Square
                                                48th Floor
                                                London
                                                E14 5AL

         Facsimile Number:                      020 7964 6399

         Attention:                             Global Structured Finance
                                                (Corporate Trust)

D.       Offices:                               The Office of Party A for each
                                                of the Transactions evidenced by
                                                this Confirmation is London.

E.       Further Issue Amounts

         If on any date during a Calculation Period (other than a Quarterly Payment Date) (an Increased OPB Date), as a consequence of the issue of Relevant Issuer Notes during such Calculation Period, the aggregate Outstanding Principal Balance of the Loan Tranches relating to the Relevant Issuer Notes increases, (the amount of such increase being an Increased OPB), a further Transaction (a Further Issue Transaction) shall be deemed to have occurred in respect of such Increased OPB on terms identical to those set out above in respect of the Swap Transaction, except as modified below.

         Notional Amount:                       The Notional Amount of a Further
                                                Issue Transaction shall be an
                                                amount equal to the relevant
                                                Increased OPB (the Further Issue
                                                Notional Amount).

         Effective Date:                        The Effective Date of a Further
                                                Issue Transaction (the Further
                                                Issue Effective Date) shall be
                                                the relevant Increased OPB Date.

         Termination Date:                      The Termination Date of a
                                                Further Issue Transaction shall
                                                be the Quarterly Payment Date
                                                immediately following the
                                                relevant Further Issue Effective
                                                Date (the Further Issue
                                                Termination Date).

         Reset Dates:                           The Reset Dates for a Further
                                                Issue Transaction shall be:

                                                (i) in respect of Party A, the
                                                Floating Rate Payer I Reset
                                                Dates, except in
                                                respect of the first Calculation
                                                Period of the Further Issue
                                                Transaction, the Reset Date for
                                                which will be the Further Issue
                                                Effective Date and, for the
                                                avoidance of doubt, the Floating
                                                Rate I applicable to any
                                                Calculation Period following the
                                                first Calculation Period shall
                                                be the Floating Rate I for such
                                                first Calculation Period; and

                                                (ii) in respect of Party B, the
                                                Floating Rate Payer II Reset
                                                Dates, including for the
                                                avoidance of doubt the first
                                                Calculation Period of the
                                                Further Issue Transaction.

         Floating Amounts I and II:             The Designated Maturity for a
                                                Further Issue Transaction shall
                                                be:

                                                (i) in respect of Party A, the
                                                period from, and including, the
                                                Further Issue Effective Date to,
                                                but excluding, the Further Issue
                                                Termination Date. Linear
                                                Interpolation shall apply; and

                                                (ii) in respect of Party B, the
                                                Floating Rate Payer II
                                                Designated Maturity.

Where any Relevant Issuer Notes are issued on terms where the Loan Tranche(s) relating to such Notes have an initial interest rate set by reference to a rate of interest determined by reference to a period in excess of three months (Long First Interest Period Notes), the Calculation Agent shall, as soon as practicable following issue, notify the parties of how payments and calculations under this Confirmation are to be made in order to reflect such Long First Interest Period Notes. It being understood that with effect from the beginning of the period under the Loan Tranche(s) when the initial interest rate no longer applies, the Notional Amount shall be increased by the Outstanding Principal Balance of the Loan Tranche(s) relating to the Long First Interest Period Notes.

F.       Miscellaneous

         If the payment of any Floating Amount I is deferred in accordance with
         Part 5(h)(iii) of the Schedule to the Agreement, then the amount so deferred (the Floating Amount I Deferred Amount) shall, subject to the terms of this Confirmation, be payable on the next Payment Date (together with interest thereon (the Floating Amount I Deferred Interest) at the Floating Rate Payer I Floating Rate for the relevant Calculation Period) and the Floating Amount I due on such Payment Date shall be deemed to include the Floating Amount I Deferred Amount and the Floating Amount I Deferred Interest.

         If the payment of any Floating Amount II is deferred in accordance with
         Part 5(h)(iii) the Agreement, then the amount so deferred (the Floating Amount II Deferred Amount) shall, subject to the terms of this Confirmation, be payable on the next Payment Date (together with interest thereon (the Floating Amount II Deferred Interest) at the Floating Rate Payer II Floating Rate for the relevant Calculation Period) and the Floating Amount II due on such Payment Date shall be deemed to include the Floating Amount II Deferred Amount and the Floating Amount II Deferred Interest.

For the purposes of Section 2(c) of the Agreement, any amounts owing by one party to another party under a Further Issue Transaction on a Swap Payment Date, shall be deemed to be amounts payable by such party in respect of the Swap Transaction on such Payment Date and shall be netted in accordance with Section 2(c).

It is understood that on each Further Issue Termination Date the calculation of the aggregate Outstanding Principal Balance of the Loan Tranches relating to the Relevant Issuer Notes will include any Further Issue Notional Amount in respect of any Further Issue Transaction which terminated on such date. In addition, it is also understood that if on any Quarterly Payment Date the Outstanding Principal Balance of the Loan Tranches relating to the Relevant Issuer Notes is increased by an amount, the Notional Amount of the Swap Transaction shall increase by such amount.

In consideration of entering into this letter agreement, the letter agreement (Basis Rate 2/20A) and the letter agreement (Basis Rate 2/20C) the parties agree that the letter agreement (Basis Rate Swap 2D) dated 26 January 2005 is hereby terminated and neither party shall owe the other any obligations thereunder as a consequence of such termination.

Please confirm your agreement to be bound by the terms of the foregoing by executing a copy of this Confirmation and returning it to us by facsimile.

Yours faithfully


Northern Rock plc

By:


Name:
Title:

Confirmed as of the date first written:

Granite Finance Funding 2 Limited

By:


Name:  Title:

                                                             Execution Version

                                                       (Basis Rate Swap 2/20C)

From:            Northern Rock plc
                 Northern Rock House
                 Gosforth
                 Newcastle Upon Tyne
                 NE3 4PL

Attention:       Swaps Administration

To:              Granite Finance Funding 2 Limited
                 Fifth Floor
                 100 Wood Street
                 London
                 EC2V 7EX

Attention:       Securitisation Team, Risk Operations

                                                                   17 May 2007

Dear Sirs

Re: Basis Rate Swap Transaction No. 2/20C Confirmation relating to the Relevant Issuer Notes

The purpose of this letter is to confirm the terms and conditions of the swap transaction entered into between us on the Trade Date specified below (the Swap Transaction). This letter constitutes a "Confirmation" as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of 19 January 2005, as amended and supplemented from time to time (the Agreement), between us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

This Confirmation amends and restates in its entirety a letter agreement (Basis Rate Swap 2C) dated 19 January 2005.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the Definitions), are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the Definitions. Any terms not otherwise defined herein or in the Definitions shall have the meanings given to them in the Programme Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy LLP on 19 January 2005 (as the same may be amended, restated, varied, supplemented and/or otherwise modified from time to time with the consent of the parties hereto).

As used in this Confirmation:

Note Payment Date means any Note Payment Date (as defined in the Relevant Issuer Notes) on which interest is payable under the Relevant Issuer Notes.

Relevant Issuer Notes means the Notes from time to time issued by any Funding 2 Issuer on or after the Effective Date with Note Payment Dates scheduled to fall (subject to adjustment in accordance with any applicable business day convention on 20 March, 20 June, 20 September and 20 December of any year (Quarterly Payment Dates) and any Notes from time to time issued by any Funding 2 Issuer on or after the Effective Date with monthly Note Payment Dates where the rate of interest applicable to the Loan Tranche(s) relating to such Notes is scheduled to be reset (subject to adjustment in accordance with any applicable business day convention) on 20 March, 20 June, 20 September and 20 December of any year; except that Relevant Issuer Notes shall not include any Notes in respect of which a Step-Up Date has occurred on or before the immediately preceding Note Payment Date or a Pass-Through Trigger Event has occurred.

1 The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Party A:                                        Northern Rock plc.

Party B:                                        Granite Finance Funding 2
                                                Limited.

Trade Date:                                     19 January 2005.

Effective Date:                                 19 January 2005.

Termination Date:                               The Final Maturity Date of the
                                                last remaining Relevant Issuer
                                                Notes outstanding from time to
                                                time.

Period End Dates:                               The twentieth day of each
                                                calendar month during the Term
                                                from, and including, 20 February
                                                2005 to, but excluding, the
                                                Termination Date, subject to
                                                adjustment with the Following
                                                Business Day Convention, and the
                                                Termination Date (each a Period
                                                End Date).

Notional Amount:                                On any Period End Date which is
                                                also a Quarterly Payment Date,
                                                an amount in GBP equal to the
                                                aggregate Outstanding Principal
                                                Balance of the Loan Tranches
                                                relating to the Relevant Issuer
                                                Notes on the immediately
                                                preceding Quarterly Payment
                                                Date; plus, the aggregate
                                                Outstanding Principal Balance of
                                                the Loan Tranches relating to
                                                the Relevant Issuer Notes made
                                                in the period from (and
                                                excluding) the immediately
                                                preceding Quarterly Payment Date
                                                to (and excluding) such Period
                                                End Date (which for the
                                                avoidance of doubt will be each
                                                Increased OPB arising during
                                                such period); less, an amount
                                                equal to "x" multiplied by the
                                                balance of the Principal
                                                Deficiency Ledger on the
                                                immediately preceding Quarterly
                                                Payment Date where "x" is a
                                                percentage (determined by the
                                                Calculation Agent to be the
                                                portion of the Principal
                                                Deficiency Ledger attributable
                                                to the Relevant Issuer Notes).
                                                It is understood that the
                                                Notional Amount on any Quarterly
                                                Payment Date shall be determined
                                                after any reduction of the
                                                Outstanding Principal Balance of
                                                the Loan Tranches relating to
                                                the Relevant Issuer Notes that
                                                may occur on such date.

                                                With respect to any Period End
                                                Date that is not a Quarterly
                                                Payment Date, the Notional
                                                Amount shall be the Notional
                                                Amount for the immediately
                                                preceding Quarterly Payment
                                                Date determined in the manner
                                                described above or where there
                                                has been no Quarterly Payment
                                                Date, the issue date of the
                                                Relevant Issuer Notes.

                                                The Notional Amount in respect
                                                of each Period End Date shall be
                                                notified to the Calculation
                                                Agent by the Cash Manager
                                                pursuant to paragraph 1(a) of
                                                Schedule 2 to the Cash
                                                Management Agreement.

A. Floating Payments
Floating Amounts I:

         Floating Rate Payer I:                 Party A.

         Floating Rate Payer I                  GBP-LIBOR-BBA.
         Floating Rate Option:

         Floating Rate Payer I                  Three months; except in respect
         Designated Maturity:                   of the  initial Calculation
                                                Period for which Linear
                                                Interpolation is applicable and
                                                in respect of which the Linear
                                                Interpolation shall be applied
                                                by reference to the one month
                                                and two month rates.

         Floating Rate Payer I Spread:          Zero per cent. per annum.

         Floating Rate Payer I                  Actual/365 (Fixed).
         Floating Rate Day Count Fraction:

         Floating Rate Payer I                  The first day of each
         Reset Dates:                           Calculation Period; provided
                                                however, that in respect of
                                                every Calculation Period that
                                                does not start on a Quarterly
                                                Payment Date, the Floating
                                                Rate in effect for such
                                                Calculation Period shall be
                                                the Floating Rate for the
                                                immediately preceding
                                                Calculation Period.

         Floating Rate Payer I Payment Dates:   With respect to a Calculation
                                                Period, the seventeenth day of
                                                the calendar month in which such
                                                Calculation Period ends subject
                                                to adjustment in accordance with
                                                the Following Business Day
                                                Convention.

Floating Amounts II:

         Floating Rate Payer II:                Party B.

         Floating Rate Payer II                 GBP-LIBOR-BBA.
         Floating Rate Option:

         Floating Rate Payer II                 One month.
         Designated Maturity:

         Floating Rate Payer II                 Actual/365 (Fixed).
         Floating Rate Day Count Fraction:

         Floating Rate Payer II                 The first day of each
         Reset Dates:                           Calculation Period.

         Floating Rate Payer II Payment Dates:  With respect to a Calculation
                                                Period, the seventeenth day of
                                                the calendar month in which such
                                                Calculation Period ends subject
                                                to adjustment in accordance with
                                                the Following

                                                Business Day Convention.

Calculation Agent:                              Party A.


B.       Account Details:

Payments to Floating Rate Payer I:

Account for Payments in GBP:                    Northern Rock plc
                                                Northern Rock Group Treasury
                                                30-00-59

                                                Granite Finance Funding 2
                                                Limited
                                                Basis Swap 2/20C

Payments to Floating Rate Payer II:

Account for Payments in GBP:                    Northern Rock plc
                                                Granite Finance Funding 2
                                                Limited Account Number: 20070228
                                                Sort Code:              30-00-59
                                                Reference:              10016

C.       Notice Details:

Floating Rate Payer I:                          Northern Rock plc

         Address:                               Northern Rock House
                                                Gosforth
                                                Newcastle upon Tyne
                                                NE3 4PL

         Facsimile Number:                      0191 279 4694

         Attention:                             Treasury Settlements Manager

Floating Rate Payer II:                         Granite Finance Funding 2
                                                Limited

         Address:                               Fifth Floor
                                                100 Wood Street
                                                London
                                                EC2V 7EX

With a copy to:                                 Northern Rock plc
                                                Northern Rock House
                                                Gosforth
                                                Newcastle upon Tyne
                                                NE3 4PL

         Facsimile Number:                      +44 191 279 4929

         Attention:                             Andy McClean

And with a copy to the                          The Bank of New York
Funding 2 Security Trustee:

         Address:                               One Canada Square
                                                48th Floor
                                                London
                                                E14 5AL

         Facsimile Number:                      020 7964 6399

         Attention:                             Global Structured Finance
                                                (Corporate Trust)

D.       Offices:                               The Office of Party A for each
                                                of the Transactions evidenced by
                                                this Confirmation is London.

E.       Further Issue Amounts

         If on any date during a Calculation Period (other than a Quarterly Payment Date) (an Increased OPB Date), as a consequence of the issue of Relevant Issuer Notes during such Calculation Period, the aggregate Outstanding Principal Balance of the Loan Tranches relating to the Relevant Issuer Notes increases, (the amount of such increase being an Increased OPB), a further Transaction (a Further Issue Transaction) shall be deemed to have occurred in respect of such Increased OPB on terms identical to those set out above in respect of the Swap Transaction, except as modified below.

         Notional Amount:                       The Notional Amount of a Further
                                                Issue Transaction shall be an
                                                amount equal to the relevant
                                                Increased OPB (the Further Issue
                                                Notional Amount).

         Effective Date:                        The Effective Date of a Further
                                                Issue Transaction (the Further
                                                Issue Effective Date) shall be
                                                the relevant Increased OPB Date.

         Termination Date:                      The Termination Date of a
                                                Further Issue Transaction shall
                                                be the Quarterly Payment Date
                                                immediately following the
                                                relevant Further Issue Effective
                                                Date (the Further Issue
                                                Termination Date).

         Reset Dates:                           The Reset Dates for a Further
                                                Issue Transaction shall be:

                                                (i) in respect of Party A, the
                                                Floating Rate Payer I Reset
                                                Dates, except in
                                                respect of the first Calculation
                                                Period of the Further Issue
                                                Transaction, the Reset Date for
                                                which will be the Further Issue
                                                Effective Date and, for the
                                                avoidance of doubt, the Floating
                                                Rate I applicable to any
                                                Calculation Period following the
                                                first Calculation Period shall
                                                be the Floating Rate I for such
                                                first Calculation Period; and

                                                (ii) in respect of Party B, the
                                                Floating Rate Payer II Reset
                                                Dates, including for the
                                                avoidance of doubt the first
                                                Calculation Period of the
                                                Further Issue Transaction.

         Floating Amounts I and II:             The Designated Maturity for a
                                                Further Issue Transaction shall
                                                be:

                                                (i) in respect of Party A, the
                                                period from, and including, the
                                                Further Issue Effective Date to,
                                                but excluding, the Further Issue
                                                Termination Date. Linear
                                                Interpolation shall apply; and

                                                (ii) in respect of Party B, the
                                                Floating Rate Payer II
                                                Designated Maturity.

Where any Relevant Issuer Notes are issued on terms where the Loan Tranche(s) relating to such Notes have an initial interest rate set by reference to a rate of interest determined by reference to a period in excess of three months (Long First Interest Period Notes), the Calculation Agent shall, as soon as practicable following issue, notify the parties of how payments and calculations under this Confirmation are to be made in order to reflect such Long First Interest Period Notes. It being understood that with effect from the beginning of the period under the Loan Tranche(s) when the initial interest rate no longer applies, the Notional Amount shall be increased by the Outstanding Principal Balance of the Loan Tranche(s) relating to the Long First Interest Period Notes.

F.       Miscellaneous

         If the payment of any Floating Amount I is deferred in accordance with
         Part 5(h)(iii) of the Schedule to the Agreement, then the amount so deferred (the Floating Amount I Deferred Amount) shall, subject to the terms of this Confirmation, be payable on the next Payment Date (together with interest thereon (the Floating Amount I Deferred Interest) at the Floating Rate Payer I Floating Rate for the relevant Calculation Period) and the Floating Amount I due on such Payment Date shall be deemed to include the Floating Amount I Deferred Amount and the Floating Amount I Deferred Interest.

         If the payment of any Floating Amount II is deferred in accordance with
         Part 5(h)(iii) the Agreement, then the amount so deferred (the Floating Amount II Deferred Amount) shall, subject to the terms of this Confirmation, be payable on the next Payment Date (together with interest thereon (the Floating Amount II Deferred Interest) at the Floating Rate Payer II Floating Rate for the relevant Calculation Period) and the Floating Amount II due on such Payment Date shall be deemed to include the Floating Amount II Deferred Amount and the Floating Amount II Deferred Interest.

For the purposes of Section 2(c) of the Agreement, any amounts owing by one party to another party under a Further Issue Transaction on a Swap Payment Date, shall be deemed to be amounts payable by such party in respect of the Swap Transaction on such Payment Date and shall be netted in accordance with Section 2(c).

It is understood that on each Further Issue Termination Date the calculation of the aggregate Outstanding Principal Balance of the Loan Tranches relating to the Relevant Issuer Notes will include any Further Issue Notional Amount in respect of any Further Issue Transaction which terminated on such date. In addition, it is also understood that if on any Quarterly Payment Date the Outstanding Principal Balance of the Loan Tranches relating to the Relevant Issuer Notes is increased by an amount, the Notional Amount of the Swap Transaction shall increase by such amount.

In consideration of entering into this letter agreement, the letter agreement (Basis Rate 2/20A) and the letter agreement (Basis Rate 2/20B) the parties agree that the letter agreement (Basis Rate Swap 2D) dated 26 January 2005 is hereby terminated and neither party shall owe the other any obligations thereunder as a consequence of such termination.

Please confirm your agreement to be bound by the terms of the foregoing by executing a copy of this Confirmation and returning it to us by facsimile.

Yours faithfully


Northern Rock plc

By:


Name:
Title:

Confirmed as of the date first written:

Granite Finance Funding 2 Limited


By:


Name:  Title: